Exhibit 10.33

CONFIDENTIAL
EXECUTION VERSION

COLLABORATION, OPTION AND LICENSE AGREEMENT
between
EXICURE, INC.
and
ALLERGAN PHARMACEUTICALS INTERNATIONAL LIMITED
November 13, 2019

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

i
THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

5.3.	Manufacturing of Licensed Products	39

ARTICLE 6	FINANCIAL PROVISIONS	40
6.1.	Upfront Payment	40
6.2.	Option Extension Payment	40
6.3.	Option Exercise Payment	40
6.4.	Development and Regulatory Milestone Payments	40
6.5.	Sales Milestones	41
6.6.	Royalty Payments	42
6.7.	Reductions	43
6.8.	Anti-Stack	44
6.9.	Taxes	45
6.10.	Value Added Tax	45
6.11.	Allergan Statements and Payment	45
6.12.	Currency Exchange	46
6.13.	Payment Method	46
6.14.	Records Retention; Financial Audit; Consolidation Reporting	46
6.15.	Interest on Late Payments	47
6.16.	Right to Offset	47
6.17.	Third Party Agreements	47
6.18.	Reverse Royalty	47

ARTICLE 7	CONFIDENTIALITY	47
7.1.	Protection of Confidential Information	47
7.2.	Certain Permitted Disclosures	48
7.3.	Return of Confidential Information	48
7.4.	Unauthorized Use	49
7.5.	Public Disclosure	49
7.6.	Publications	50

ARTICLE 8	INTELECTUAL PROPERTY	50
8.1.	Collaboration Technology	50
8.2.	Prosecution and Maintenance of Patents	51
8.3.	Enforcement of Patents	53
8.4.	Invalidity or Unenforceability Actions	56
8.5.	Infringement Claims by Third Parties	58
8.6.	Patent Term Extension and Supplementary Protection Certificate	59
8.7.	Patent Listing	60

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

8.8.	Trademarks for Licensed Product	60

ARTICLE 9	TERM AND TERMINATION	61
9.1.	Term	61
9.2.	Termination at Will by Allergan	61
9.3.	Material Breach	61
9.4.	Material Breach Dispute Resolution	62
9.5.	Insolvency	62
9.6.	Termination for Patent Challenge	64
9.7.	Effect of Expiration or Termination of this Agreement	64
9.8.	Allergan Option to Continue In-Lieu of Termination	66
9.9.	Survival	66
9.10.	Effect of Termination on Sublicenses	67

ARTICLE 10	REPRESENTATION AND WARRANTIES	67
10.1.	Mutual Representations and Warranties	67
10.2.	Exicure’s Additional Representations and Warranties	68
10.3.	Mutual Covenants	70
10.4.	Additional Exicure Covenants	72
10.5.	Disclaimer	73

ARTICLE 11	INDEMNIFICATION	73
11.1.	Exicure	73
11.2.	Allergan	74
11.3.	Notice of Claim	75
11.4.	Indemnification Procedure	75
11.5.	Expenses	77
11.6.	Insurance	77
11.7.	Consequential Damages	77

ARTICLE 12	MISCELLANEOUS	78
12.1.	Assignment	78
12.2.	Governing Law	78
12.3.	Dispute Resolution	78
12.4.	Force Majeure	79
12.5.	Expenses	79
12.6.	No Agency	79
12.7.	No Third Party Beneficiaries	79

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

12.8.	Entire Agreement; Amendment	80
12.9.	Severability	80
12.10.	Extension; Waiver	80
12.11.	Notices	80
12.12.	Further Assurances	81
12.13.	No Strict Construction	81
12.14.	Headings	81
12.15.	Counterparts	81
12.16.	Non-Exclusive Remedies	81

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

COLLABORATION, OPTION AND LICENSE AGREEMENT
This COLLABORATION, OPTION AND LICENSE AGREEMENT (this “Agreement”) is entered into as of November 13, 2019 (the “Effective Date”), by and between EXICURE, INC., a Delaware corporation with a place of business at 8045 Lamon Avenue, Suite 410, Skokie, IL 60077 (“Exicure”), and ALLERGAN PHARMACEUTICALS INTERNATIONAL LIMITED, a private company limited by shares, with a place of business at Clonshaugh Business & Technology Park, Dublin 17, D17 E400, Ireland (“Allergan”). In this Agreement, Allergan and Exicure are collectively referred to as the “Parties” and each individually as a “Party”.
RECITALS
WHEREAS, Exicure has a unique spherical nucleic acid platform that could lead to the creation of new medicines that offer substantial innovation and value for people experiencing hair loss disorders;
WHEREAS, Allergan is engaged in the research, development and commercialization of human therapeutic products, and has substantial expertise in the development and commercialization of drug products;
WHEREAS, Allergan desires to enter into a collaboration with Exicure to research, develop, and manufacture new nucleic acid therapeutics focusing on certain hair loss disorders pursuant to two collaboration programs, each focused on one or more targets; and
WHEREAS, Exicure desires to grant to Allergan certain options to obtain exclusive, worldwide licenses under certain intellectual property rights owned or controlled by Exicure to develop, manufacture and commercialize certain products resulting from each such collaboration program, and Allergan desires to obtain such options;
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:
ARTICLE 1
DEFINITIONS
As used in this Agreement, the following terms shall have the meanings set forth below:
1.1.    “Abandoned Program” shall mean (a) any Collaboration Program for which Allergan has not made an Option Exercise prior to the end of the Option Exercise Period as set forth in Section 3.1.5 or (b) any Collaboration Program that is deemed to be an Abandoned Program pursuant to Section 2.8 or Section 3.2.3.
1.2.    “Acquiring Entity” shall mean a Third Party (the “Acquiror”) that acquires a Party (and is therefore deemed to be an Affiliate of such Party) through a Change of Control, together

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

with any Affiliates of such Acquiror existing immediately prior to the consummation of the Change of Control. For purposes of clarity, an “Acquiring Entity” of a Party shall exclude the Party and all of its Affiliates existing immediately prior to the consummation of the Change of Control.
1.3.    “Acquiring Entity Intellectual Property” shall have the meaning set forth in Section 1.41.
1.4.    “Acquiror” shall have the meaning set forth in Section 1.2.
1.5.    “Affiliate” shall mean any individual, corporation, company, partnership, trust, limited liability company, association or other business entity (“Person”) that directly or indirectly controls, is controlled by or is under common control with the Party in question at any time for so long as such Party controls, is controlled by or is under common control with such first Person. As used in this definition of “Affiliate,” the term “control” and, with correlative meanings, the terms “controlled by” and “under common control with” shall mean, as to any Person, (a) direct or indirect ownership of at least fifty percent (50%) (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction, provided that such Party has the ability, directly or indirectly, to direct or cause the direction of management or policies of such Person) of the voting interests or other ownership interests in the Person in question; (b) direct or indirect ownership of at least fifty percent (50%) of the interest in the income of the Person in question; or (c) possession, directly or indirectly, of the power to direct or cause the direction of management or policies of the Person in question (whether through ownership of securities or other ownership interests, by contract or otherwise).
1.6.    “Agreement” shall have the meaning set forth in the preamble hereto.
1.7.    “Allergan” shall have the meaning set forth in the preamble hereto.
1.8.    “Allergan Collaboration Know-How” shall mean all Collaboration Know-How solely owned by Allergan pursuant to the ownership provisions set forth in Section 8.1.1.
1.9.    “Allergan Collaboration Patents” shall mean all Collaboration Patents solely owned by Allergan pursuant to the ownership provisions set forth in Section 8.1.1.
1.10.    “Allergan Collaboration Technology” shall mean the Allergan Collaboration Know-How and the Allergan Collaboration Patents.
1.11.    “Allergan-Conducted Activities” shall have the meaning set forth in Section 2.3.2.
1.12.    “Allergan Indemnitees” shall have the meaning set forth in Section 11.1.
1.13.    “Alliance Manager” shall have the meaning set forth in Section 4.7.
1.14.    “Antitrust Clearance Date” shall mean the earliest date on which Allergan has actual knowledge that all applicable waiting periods under the HSR Act and any antitrust or merger control Law in any Foreign Jurisdictions with respect to the transactions contemplated under this

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Agreement upon Allergan’s exercise of an Option with respect to a Collaboration Program have expired or have been terminated.
1.15.    “Approval Application” shall mean an NDA or similar application or submission for a Licensed Product filed with a Regulatory Authority in a country or group of countries to obtain Regulatory Approval for a pharmaceutical product in that country or group of countries, including any amendment thereof.
1.16.    “Bankruptcy Code” shall have the meaning set forth in Section 9.5.2.
1.17.    “Blocking Platform IP” shall have the meaning set forth in Section 3.7.2.
1.18.    “Business Day” shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a public holiday in New York, New York or Chicago, Illinois.
1.19.    “Calendar Quarter” shall mean a period of three consecutive months corresponding to the calendar quarters commencing on the first day of January, April, July or October, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date and the last Calendar Quarter shall end on the last day of the Term.
1.20.    “Calendar Year” shall mean a period of 12 consecutive months corresponding to the calendar year commencing on the first day of January, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.
1.21.    “Candidate Criteria” means, on a Collaboration Program-by-Collaboration Program basis, the criteria that a Compound from the applicable Collaboration Program must satisfy in order to be deemed ready for IND-Enabling Activities, which criteria shall be established by the JDC after the Effective Date based on the categories of criteria set forth in the Development Plan for such Collaboration Program.
1.22.    “Change of Control”, with respect to a Party, shall mean (a) the closing of a sale of all or substantially all of the assets of such Party to which this Agreement relates to a Third Party in one transaction or series of transactions, (b) the closing of a merger or other business combination or transaction that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent more than fifty percent (50%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or other business combination or transaction, or (c) the closing of a transaction, following which a Third Party acquires direct or indirect ability or power to direct or cause the direction of the management and policies of such Party or of its ultimate parent entity or otherwise direct the affairs of such Party or of its ultimate parent entity, whether through ownership of equity, voting securities, beneficial interest, by contract or otherwise. Notwithstanding the foregoing, a public offering of a Party’s capital stock or any

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

other financing transaction involving a Party and one or more Third Parties whose business is primarily or principally that of financial investing would not constitute a Change of Control.
1.23.    “Clinical Trial” shall mean any clinical study in humans of a pharmaceutical product.
1.24.    “CMC” shall mean chemistry, manufacturing and control.
1.25.    “Co-Chair” shall have the meaning set forth in Section 4.3.
1.26.    “Collaboration Know-How” shall mean any and all Know-How that is first conceived, discovered, developed or otherwise made by or on behalf of a Party (or its Affiliates or Sublicensees), whether alone or jointly with the other Party (or its Affiliates or Sublicensees), in the course of performing activities under this Agreement, whether or not patented or patentable.
1.27.    “Collaboration Patent” shall mean any Patent that claims any Collaboration Know-How.
1.28.    “Collaboration Program” shall have the meaning set forth in Section 2.1.1.
1.29.    “Collaboration Technology” shall mean the Collaboration Know-How and the Collaboration Patents.
1.30.    “Combination Product” shall mean (a) any single Licensed Product in finished form containing as active ingredients both (i) a Compound and (ii) one or more other active pharmaceutical ingredients that are not Compounds (each an “Other API”); or (b) any sale of a Licensed Product with another product(s) or service(s) for a single invoice price (each such Other API, other product or other service, an “Other Component”).
1.31.    “Combination Sale” shall have the meaning set forth in Section 1.125.
1.32.    “Commercialize” shall mean any and all activities directed to the promotion, marketing, distribution or sale (and offer for sale or import or export for sale) of a product. “Commercializing” and “Commercialization” shall have corresponding meanings.
1.33.    “Commercially Reasonable Efforts” shall mean, with respect to a Party, efforts that are not less than those Development or Commercialization efforts such Party makes with respect to other compounds or products in its portfolio at a similar stage of development or in a similar stage of product life, with similar developmental risk profiles and of similar market and commercial potential, based on conditions then-prevailing and taking into account all other relevant factors including issues of safety and efficacy, the nature and extent of market exclusivity (including regulatory exclusivity and the patent and other proprietary position of the product), performance of other products that are of similar market potential and the likely timing of other product’s entry into the market, costs, timing, and the likelihood of success of technology transfer, process development and manufacturing validation and scale-up, the likelihood and cost of obtaining Regulatory Approval and of the anticipated or actual approved labeling, financial return, medical and clinical considerations, regulatory environment, the regulatory structure involved, and other relevant scientific, technical and commercial factors.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.34.    “Committee Deadlock” shall have the meaning set forth in Section 4.6.2.
1.35.    “Competing Product” shall mean, with respect to a Party, any product that, if Developed, Manufactured or Commercialized by such Party or its Affiliates, would cause such Party to be in violation of the provisions of Section 3.5.1 or 3.5.2, as applicable.
1.36.    “Competitive Infringement” shall have the meaning set forth in Section 8.3.2(a).
1.37.    “Compound” shall mean, with respect to any Collaboration Program for which Allergan has exercised its Option, (a) any and all oligonucleotides that are directed to, bind to or inhibit any applicable Program Target and that are discovered, developed or investigated under such Collaboration Program and (b) any and all compounds consisting of one or more of any such oligonucleotides in an SNA format, including the lead compound(s), and all back-up and follow-on compounds arising out of or from such Collaboration Program, and, in each case ((a) and (b)), any of their various chemical forms, including nucleic acid sequences, modified nucleic acids, nucleic acid derivatives, acids, bases, salts, metabolites, esters, isomers, enantiomers, pro-drug forms, hydrates, solvates, polymorphs and degradants of any of the foregoing, in each case, in any dosage form or formulation.
1.38.    “Compulsory License” means a compulsory license under the Exicure Technology obtained by a Third Party through the order, decree, or grant of a competent national government, authorizing such Third Party to Commercialize a Licensed Product in the Field in the country of such national government in the Territory.
1.39.    “Confidential Information” shall mean all secret, confidential or proprietary information, Know-How or data, whether provided in written, oral, graphic, video, computer or other form, that is provided by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) that is marked or otherwise identified as confidential or that by its nature a reasonable person would understand to be confidential, including information, Know-How or data relating to the Disclosing Party’s existing or proposed research, development efforts, Patent applications, business, Compounds or Licensed Products, other compounds or products and any other materials that have not been made available by the Disclosing Party to Third Parties (other than under an obligation of confidentiality). Notwithstanding the foregoing, Confidential Information shall not include any information or materials that:
(i)were already known to the Receiving Party at the time of disclosure by the Disclosing Party to the extent such Receiving Party has contemporaneous documentation or other competent evidence to that effect;
(ii)    were generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;
(iii)    became generally available to the public or otherwise part of the public domain after its disclosure, other than through any act or omission of a Party in breach of such Party’s confidentiality obligations under this Agreement;

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(iv)    were subsequently disclosed to the Receiving Party by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or
(v)    were independently discovered or developed by or on behalf of the Receiving Party without the use of, reliance on or reference to the Confidential Information of the other Party and the Receiving Party has contemporaneous documentation or other competent evidence to that effect.
Notwithstanding anything contained herein to the contrary, (A) the terms of this Agreement shall be deemed to be the Confidential Information of both Parties (and both Parties shall be deemed to be the Receiving Party with respect thereto) and (B) Collaboration Know-How shall be deemed to be the Confidential Information of both Parties (and both Parties shall be deemed to be the Receiving Party with respect thereto); provided, however, that following Allergan’s exercise of an Option with respect to a Collaboration Program, all Collaboration Know-How arising out of or from such Collaboration Program to the extent it specifically relates to the Compounds or Licensed Products arising out of or from such Collaboration Program, shall be deemed to be the Confidential Information of Allergan (and Allergan shall be deemed to be the Disclosing Party and Exicure shall be deemed to be the Receiving Party with respect thereto).
For the avoidance of doubt, and notwithstanding anything contained herein to the contrary, any “Confidential Information” (as defined in the Existing Confidentiality Agreement) disclosed by or on behalf of a Party to the other Party or its Affiliates or representatives prior to the Effective Date pursuant to the Mutual Confidential Disclosure Agreement by and between Exicure and Allergan, Inc. dated as of ***** (the “Existing Confidentiality Agreement”) shall be Confidential Information of such disclosing Party under this Agreement.
1.40.    “Continuing Party” shall have the meaning set forth in Section 8.2.2(d).
1.41.    “Control” and its correlative terms, “Controlled” or “Controls”, shall mean, with respect to any Party and any intellectual property right or other intangible property, that such Party or its Affiliates owns or has a license or sublicense to such item or right, and has the ability to assign, grant access to, license or sublicense, as applicable, such right to the extent provided for in this Agreement without violating the terms of any agreement or other arrangement with any Third Party. Notwithstanding the foregoing, following a Change of Control of a Party, such Party shall not be deemed to Control any intellectual property right or other intangible property that is owned or controlled by an Acquiring Entity, except to the extent that any such intellectual property right or other intangible property was developed in the course of such Party’s or such Acquiring Entity’s performance of activities under this Agreement or through the exploitation of such Party’s Patents, Know-How or Confidential Information, was actually used in the course of such Party’s or such Acquiring Entity’s performance of activities under this Agreement, or was already licensed to the other Party under this Agreement prior to the applicable Change of Control (such intellectual property or other intangible property that is deemed to not be Controlled by a Party pursuant to this sentence, “Acquiring Entity Intellectual Property”).
1.42.    “Controlling Party” shall have the meaning set forth in Section 8.4.4.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.43.    “Cover,” “Covering” or “Covers” shall mean, as to a compound or product and a Patent, that, in the absence of a license granted under, or ownership of, such Patent, the making, using, selling, offering for sale or importation of such compound or product would infringe such Patent or, as to a pending claim included in such Patent, the making, using, selling, offering for sale or importation of such compound or product would infringe such Patent if such pending claim were to issue in an issued Patent without modification.
1.44.    “Declining Party” shall have the meaning set forth in Section 8.2.2(d).
1.45.    “Defaulting Party” shall have the meaning set forth in Section 9.3.1.
1.46.    “Defending Party” shall have the meaning set forth in Section 8.5.2.
1.47.    “Development” shall mean any and all activities, including research, discovery, compound identification and generation, non-clinical and pre-clinical testing and trials and Clinical Trials, post-approval studies, supporting Manufacturing, production process development and formulation and related regulatory activities, in each case directed to obtaining or maintaining Regulatory Approval for a product for an Indication. “Develop” and “Developing” shall have corresponding meanings.
1.48.    “Development and Regulatory Milestone Events” shall have the meaning set forth in Section 6.4.1.
1.49.    “Development and Regulatory Milestone Payments” shall have the meaning set forth in Section 6.4.1.
1.50.    “Development Plan” shall have the meaning set forth in Section 2.1.2.
1.51.    “Disclosing Party” shall have the meaning set forth in Section 1.38.
1.52.    “Distributor” shall mean any Third Party that purchases Licensed Product in final form from Allergan or its Affiliates or Sublicensees for resale, in circumstances where such Third Party is appointed by Allergan or its Affiliate or Sublicensee as a distributor to distribute, market and resell such Licensed Product in one or more countries and such Third Party takes title to such Licensed Product but does not make any royalty, profit, revenue share or other similar payment to Allergan or any of its Affiliates or Sublicensees with respect to its resale of such Licensed Product, regardless of whether such Third Party is granted ancillary rights to further Develop, package or obtain Regulatory Approvals of such Licensed Product in order to distribute, market or sell such Licensed Product. For the avoidance of doubt, any wholesaler or reseller of a Licensed Product is a “Distributor” to the extent such Person meets the requirements of this definition.
1.53.    “DMPK” shall mean drug metabolism and pharmacokinetics.
1.54.    “DOJ” shall have the meaning set forth in Section 1.91.
1.55.    “Effective Date” shall have the meaning set forth in the preamble hereto.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.56.    “EMA” shall mean the European Medicines Agency, and any successor or replacement agency.
1.57.    “Excluded Scope” shall have the meaning set forth in Section 3.7.1.
1.58.    “Exicure” shall have the meaning set forth in the preamble hereto.
1.59.    “Exicure Collaboration Know-How” shall mean all Collaboration Know-How solely owned by Exicure pursuant to the ownership provisions set forth in Section 8.1.1.
1.60.    “Exicure Collaboration Patents” shall mean all Collaboration Patents solely owned by Exicure pursuant to the ownership provisions set forth in Section 8.1.1.
1.61.    “Exicure Indemnitees” shall have the meaning set forth in Section 11.2.
1.62.    “Exicure Know-How” shall mean (a) all Know-How owned or Controlled by Exicure as of the Effective Date or during the Term that is necessary or useful for the Exploitation of Licensed Products in the Field in the Territory, and (b) all Exicure Collaboration Know-How. For purposes of clarity, Exicure Know-How shall exclude any Acquiring Entity Intellectual Property.
1.63.    “Exicure Patents” shall mean (a) any Patents that are owned or Controlled by Exicure as of the Effective Date or during the Term that Cover a Compound or Licensed Product, or are otherwise necessary or useful to Exploit any Licensed Product in the Field in the Territory, and (b) the Exicure Collaboration Patents. The Exicure Patents as of the Effective Date are listed on Exhibit C, which Exhibit may be updated from time to time to include any additional Exicure Patents that may arise or come into the Control of Exicure during the Term, provided that a failure to so include a Patent on Exhibit C that otherwise meets the definition of an Exicure Patent shall not preclude such Patent from being deemed an Exicure Patent hereunder. For purposes of clarity, Exicure Patents shall exclude any Acquiring Entity Intellectual Property.
1.64.    “Exicure Platform” shall mean the use of SNAs for intracellular gene regulation as disclosed in the Exicure Patents existing as of the Effective Date, together with any improvements, enhancements or modifications thereto to the extent owned by Exicure or its Affiliates. For the avoidance of doubt, the Exicure Platform shall not include the specific oligonucleotide sequences of any Compound.
1.65.    “Exicure Technology” shall mean the Exicure Know-How and the Exicure Patents.
1.66.    “Exicure Third Party Agreement” shall mean any agreement between Exicure or any of its Affiliates and any Third Party (a) pursuant to which Exicure Controls any of the Exicure Technology as of the Effective Date, including the Northwestern Agreements, or (b) that is otherwise deemed to be an Exicure Third Party Agreement pursuant to Section 3.7.1.
1.67.    “Exploit” shall mean to make, have made, import, use, sell or offer for sale, including to Develop, Manufacture, Commercialize, register, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.68.    “Extended Option Exercise Period” shall mean, on a Collaboration Program-by-Collaboration Program basis, the period starting on the Effective Date and ending ***** days after the date of Exicure’s delivery to Allergan of a complete IND-Enabling Activities Data Package.
1.69.    “Extension Exercise” shall have the meaning set forth in Section 3.1.2.
1.70.    “Extension Exercise Notice” shall have the meaning set forth in Section 3.1.2.
1.71.    “FD&C Act” shall mean the Federal Food, Drug and Cosmetic Act, as the same may be amended or supplemented from time to time.
1.72.    “FDA” shall mean the US Food and Drug Administration, and any successor or replacement agency.
1.73.    “Field” shall mean any and all uses.
1.74.    “First Commercial Sale” shall mean (a) with respect to a Licensed Product, the first sale of such Licensed Product by Allergan or its Affiliates or Sublicensees in a particular country after Regulatory Approval of such Licensed Product has been obtained in such country or (b) with respect to a Terminated Product, the first sale of such Terminated Product by Exicure or its Affiliates or licensees in a particular country after Regulatory Approval of such Terminated Product has been obtained in such country.
1.75.    “First Right Party” shall have the meaning set forth in Section 8.2.1(d).
1.76.    “Force Majeure Event” shall have the meaning set forth in Section 12.4.
1.77.    “Foreign Filing” shall have the meaning set forth in Section 3.2.1.
1.78.    “Foreign Jurisdictions” shall have the meaning set forth in Section 3.1.3.
1.79.    “FTC” shall have the meaning set forth in Section 1.91.
1.80.    “FTE” shall mean the equivalent of the work of one employee full time for one Calendar Year (consisting of at least a total of ***** hours per Calendar Year) of work directly related to the applicable activity under this Agreement. Any person who works more than ***** hours per Calendar Year and any person who devotes less than ***** hours per Calendar Year shall be treated as an FTE on a pro rata basis based upon the actual number of hours worked divided by *****.
1.81.    “FTE Rate” shall mean a rate of ***** per FTE per year, which rate shall, on the anniversary of the Effective Date each year during the Term, increase by the percentage increase in the All Urban Consumer Price Index for the immediately preceding calendar year.
1.82.    “GAAP” shall mean United States generally accepted accounting principles, consistently applied.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.83.    “General Orange Book Patents” shall have the meaning set forth in Section 8.6.
1.84.    “Generic Product” shall mean, with respect to a Licensed Product in a particular country, a Third Party pharmaceutical product that (a) contains the same active pharmaceutical ingredient(s) as such Licensed Product and is approved by the applicable Regulatory Authority in such country for an Indication for which such Licensed Product obtained Regulatory Approval from the applicable Regulatory Authority in such country; or (b) is approved by the applicable Regulatory Authority in such country as substitutable for and therapeutically equivalent to such Licensed Product for an Indication for which such Licensed Product obtained Regulatory Approval from the applicable Regulatory Authority in such country, in either case ((a) or (b)), in a manner that relied on, referenced or incorporated data held by such Regulatory Authority that was initially submitted by Allergan or its Affiliates or Sublicensees in connection with the Approval Application for such Licensed Product in such country.
1.85.    “Generic Product Presence” shall have the meaning set forth in Section 6.7.2.
1.86.    “Good Laboratory Practice” or “GLP” shall mean the then-current Good Laboratory Practice Standards promulgated or endorsed by the FDA or in the case of any other country in the Territory, comparable regulatory standards promulgated or endorsed by the Regulatory Authorities in that country.
1.87.    “Good Manufacturing Practice” or “GMP” shall mean the then-current Good Manufacturing Practices as specified in the United States Code of Federal Regulations, ICH Guideline Q7A, or equivalent Laws of an applicable Governmental Authority of any other relevant country at the time of manufacture.
1.88.    “Governmental Authority” shall mean any court, tribunal, arbitrator, agency, department, board, division, administration, legislative body, commission, official or other instrumentality of (a) any government of any country, (b) a federal, state, province, county, city or other political subdivision thereof or (c) any international, multinational or supranational body.
1.89.    “Hair Loss Disorder” shall mean any Indication for the prevention or treatment of hair loss, including Androgenetic Alopecia (i.e., male-pattern hair loss/balding and female-pattern hair loss), *****.
1.90.    “HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.
1.91.    “HSR Filing” shall mean a filing by Exicure and Allergan or their ultimate parent entities as that term is defined in the HSR Act with the United States Federal Trade Commission (the “FTC”) and the United States Department of Justice (the “DOJ”) of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is defined in the HSR Act) with respect to the transactions contemplated under this Agreement upon Allergan’s exercise of an Option with respect to a Collaboration Program, together with all required documentary attachments thereto.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.92.    “ICH” shall mean the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.
1.93.    *****
1.94.    “IND” shall mean any Investigational New Drug application, as defined in Title 21 of the Code of Federal Regulations, on file with the FDA before commencement of Clinical Trials, or any comparable filing with any relevant Regulatory Authority in any country or jurisdiction in the Territory including a Clinical Trial authorization application.
1.95.    “IND-Enabling Activities” shall have the meaning set forth in Section 2.1.2.
1.96.    “IND-Enabling Activities Data Package” shall mean a complete data package containing all information and data (a) required by the JDC to be included in such IND-Enabling Activities data package and (b) generated by or on behalf of Exicure under the applicable Collaboration Program through completion of IND-Enabling Activities as set forth in the applicable Development Plan.
1.97.    “Indemnification Claim Notice” shall have the meaning set forth in Section 11.3.
1.98.    “Indemnified Party” shall have the meaning set forth in Section 11.3.
1.99.    “Indemnifying Party” shall have the meaning set forth in Section 11.3.
1.100.    “Indemnitees” shall have the meaning set forth in Section 11.3.
1.101.    “Independent Price(s)” shall have the meaning set forth in Section 1.125.
1.102.    “Indication” shall mean the intended use of a product for the treatment or prevention of a distinct recognized human disease or condition, or of a manifestation of a recognized human disease or condition, or for the relief of symptoms associated with a recognized human disease or condition, and which, if approved in the U.S., would be reflected in the “Indications and Usage” section of labeling pursuant to 21 C.F.R. §201.57(c)(2) or, to the extent applicable, any comparable labeling section outside the U.S.
1.103.    “Initial Development Activities” shall have the meaning set forth in Section 2.1.2.
1.104.    “Initial Development Report” shall mean, on a Collaboration Program-by-Collaboration Program basis, a report that (a) describes in reasonable detail the results of the Initial Development Activities conducted by or on behalf of Exicure under the applicable Collaboration Program, as required by the JDC to be included in such report, and (b) identifies at least one Compound that, in the JDC’s determination, satisfies the Candidate Criteria for such Collaboration Program.
1.105.    “Initial Option Exercise Period” shall mean, on a Collaboration Program-by-Collaboration Program basis, the period starting on the Effective Date and ending ***** days after the later of the date that (a) Exicure delivers to Allergan a complete Initial Development Report for

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

the applicable Collaboration Program or (b) the JDC approves an amendment to the IND-Enabling Activities set forth in the applicable Development Plan, if any, pursuant to Section 2.1.3.
1.106.    “Initiation” shall mean, with respect to a Clinical Trial, the first dosing of the first subject in such Clinical Trial.
1.107.    “Insolvency Event” shall have the meaning set forth in Section 9.5.1.
1.108.    “Invalidity/Unenforceability Action” shall have the meaning set forth in Section 8.4.1.
1.109.    “JDC” shall have the meaning set forth in Section 4.1.
1.110.    “Joint Collaboration Know-How” shall have the meaning set forth in Section 8.1.2.
1.111.    “Joint Collaboration Patents” shall have the meaning set forth in Section 8.1.2.
1.112.    “Joint Collaboration Technology” shall have the meaning set forth in Section 8.1.2.
1.113.    “JWG” shall have the meaning set forth in Section 4.8.
1.114.    “Know-How” shall mean all technical, scientific and other know-how and information, trade secrets, knowledge, discoveries, results, technology, technical developments, inventions, methods, processes, practices, formulae, instructions, skills, techniques, procedures, ideas, concepts, designs, drawings, specifications, data, results and other material (together with all improvements to any of the foregoing).
1.115.    “Knowledge” shall mean, with respect to each Party, the actual knowledge of any of the individuals listed on Exhibit D, in each case after reasonable inquiry of such named individuals’ files and records and of outside counsel (including patent counsel, as applicable) and, as applicable, those employees of such Party or its Affiliates who are such named individuals’ direct reports or are otherwise responsible for the relevant activity or subject matter.
1.116.    “Law” shall mean all laws, statutes, ordinances, rules, rulings, treaties, procedures, notices, regulations, writs, judgments, decrees, injunctions (whether preliminary or final), orders and other pronouncements having the effect of law of any Governmental Authority in effect from time to time.
1.117.    “License Effective Date” shall mean, with respect to a Collaboration Program, the date of Allergan’s Option Exercise for such Collaboration Program; provided, however, that, if Allergan determines that an HSR Filing is required to be made under the HSR Act or that a filing is required or advisable under the antitrust or merger control Laws of any Foreign Jurisdictions as a result of Allergan’s exercise of an Option and notifies Exicure of such determination prior to the expiration of the applicable Option Exercise Period, the License Effective Date shall not occur until the Antitrust Clearance Date with respect to Allergan’s exercise of the Option with respect to such Collaboration Program.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.118.    “Licensed Product” shall mean, with respect to any Collaboration Program for which Allergan has exercised its Option, any product that contains a Compound as an active ingredient, whether alone or in combination with other active ingredients.
1.119.    “Losses” shall have the meaning set forth in Section 11.1.
1.120.    “Major European Countries” shall mean the *****.
1.121.    “Manufacture” shall mean, in respect of a product, the production, manufacture, formulation, processing, filling, finishing, packaging, labeling, shipping and holding of such product or any intermediate thereof, including pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control.
1.122.    “Materials” shall mean any tangible chemical or biological material, including any small molecules, DNA, RNA, clones, cells, and any expression product, progeny, derivative or other improvement thereto, along with any tangible chemical or biological material.
1.123.    “Mono Product(s)” shall have the meaning set forth in Section 1.125.
1.124.    “NDA” shall mean a new drug application submitted to the FDA pursuant to Section 505(b) of the FD&C Act (21 U.S.C. § 355(b)), and all amendments and supplements thereto, or any comparable filing with any relevant Regulatory Authority in any country or jurisdiction in the Territory.
1.125.    “Net Sales” shall mean, with respect to a Licensed Product in a country in the Territory, the gross amount invoiced for sale or other disposition of such Licensed Product in such country by Allergan, its Affiliates or Sublicensees to Third Parties (including Distributors, resellers, wholesalers and end users), less the following deductions accounted for in accordance with GAAP:
(a)sales returns and allowances actually paid, granted or accrued on the Licensed Product, including trade quantity, prompt pay and cash discounts and any other adjustments granted on account of price adjustments or billing errors;
(b)    credits or allowances given or made for rejection, recall, return or wastage replacement of, and for uncollectible amounts on, Licensed Products or for rebates or retroactive price reductions;
(c)    price reductions, rebates and chargeback payments granted to managed health care organizations, pharmacy benefit managers (or equivalents thereof), national, state/provincial, local, and other governments, their agencies and purchasers and reimbursers, or to trade customers (including Medicare, Medicaid, managed care and similar types of rebates and chargebacks);
(d)    costs of freight, insurance, and other transportation charges, as well as any administration fees or other fees for services provided by wholesalers, distributors, warehousing chains and other Third Parties related to the distribution of such Licensed Product;

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(e)    taxes, duties or other governmental charges (including any tax such as a value added or similar tax, but excluding any taxes based on income) relating to the sale of such Licensed Product, as adjusted for reimbursement, rebates and refunds of or on such taxes, duties or governmental charges from any Third Party, including pharmaceutical excise taxes; and
(f)    the portion of administrative fees paid during the relevant time period to group purchasing organizations or pharmaceutical benefit managers relating to such Licensed Product;
in each case to the extent such deductions: (i) are applicable and in accordance with standard allocation procedures and consistently applied, (ii) have not already been deducted or excluded, (iii) are incurred in the ordinary course of business in type and amount consistent with good industry practice, (iv) are actually taken, and (v) except with respect to the uncollectible amounts and pharmaceutical excise taxes described in clauses (b) and (e) above, are determined in accordance with, and as recorded in revenues under GAAP. With respect to any uncollectible amounts described in clause (b), if, at any time after such deduction is taken, the Person who took the deduction collects any of such amount, even if such amount is collected after the end of the Royalty Term applicable to the Licensed Product for which the deduction was taken, such collected amount shall be included as Net Sales in the Calendar Quarter in which they are collected and Allergan shall pay Exicure royalties thereon accordingly.
With respect to any sale of any Licensed Product in any country for less than fair market value or for any substantive consideration other than monetary consideration on arm’s length terms (which has the effect of reducing the invoiced amount below what it would have been in the absence of such non-monetary consideration), for purposes of calculating the Net Sales under this Agreement, such Licensed Product shall be deemed to be sold exclusively for cash at the average Net Sales price charged to Third Parties for cash sales in such country during the applicable reporting period (or if there were only de minimis cash sales in such country, at the fair market value as determined in good faith based on pricing in comparable markets). Net Sales shall not be imputed to transfers of Licensed Product without consideration or for nominal consideration (in each case) for use in any Clinical Trial, or for any bona fide charitable, compassionate use or indigent patient program purpose or as a sample. For the avoidance of doubt, in the case of any transfer of any Licensed Product between or among Allergan and its Affiliates or Sublicensees for resale, Net Sales shall be determined based on the sale made by such Affiliate or Sublicensee to a Third Party.
*****
1.126.    “Non-Defaulting Party” shall have the meaning set forth in Section 9.3.1.
1.127.    *****
1.128.     “Non-Prosecuting Party” shall have the meaning set forth in Section 8.2.3.
1.129.    “Northwestern” shall mean Northwestern University.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.130.    “Northwestern 2011 Agreement” shall mean the Restated License Agreement restated on August 15, 2015 and effective as of December 12, 2011, as amended on September 27, 2016, November 30, 2017 and January 1, 2019, between Northwestern and Exicure, as such agreement may be further amended or amended and restated in accordance with the terms of this Agreement.
1.131.    “Northwestern 2014 Agreement” shall mean the License Agreement effective as of May 27, 2014, as amended on June 11, 2018, between Northwestern and Exicure, as such agreement may be further amended or amended and restated in accordance with the terms of this Agreement.
1.132.    “Northwestern Agreements” shall mean the Northwestern 2011 Agreement and Northwestern 2014 Agreement.
1.133.    “Northwestern Side Agreement” shall mean the Side Agreement to “Northwestern Agreements” in Relation to Allergan Sublicense, dated as of the date hereof, between Northwestern, Exicure and Allergan, as such agreement may be further amended or amended and restated.
1.134.    “Option” shall have the meaning set forth in Section 3.1.1.
1.135.    “Option Exercise” shall have the meaning set forth in Section 3.1.3.
1.136.    “Option Exercise Notice” shall have the meaning set forth in Section 3.1.3.
1.137.    “Option Exercise Payment” shall have the meaning set forth in Section 6.3.
1.138.    “Option Exercise Period” shall mean, on a Collaboration Program-by-Collaboration Program basis, (a) the Initial Option Exercise Period for the applicable Collaboration Program or (b) solely in the case that Allergan makes an Extension Exercise for such Collaboration Program, the Extended Option Exercise Period for such Collaboration Program.
1.139.    “Option Extension Payment” shall have the meaning set forth in Section 6.2.
1.140.    “Orange Book” shall mean the book of Approved Drug Products with Therapeutic Equivalence Evaluations, as published by FDA.
1.141.    “Orange Book Patents” shall mean any Exicure Patents or Joint Collaboration Patents, in each case, that are or can be, in accordance with applicable Laws, listed in the Orange Book with respect to a Licensed Product. For the avoidance of doubt, Orange Book Patents may include Product-Specific Patents.
1.142.    *****
1.143.    “Other API” shall have the meaning set forth in Section 1.30.
1.144.    “Other Component” shall have the meaning set forth in Section 1.30.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.145.    “Party” and “Parties” shall have the meaning set forth in the preamble hereto.
1.146.    “Patents” shall mean (a) all patents or patent applications, including any continuations, continuations-in-part, divisions, provisional, converted provisional, continued prosecution or substitute applications, (b) any patent issued with respect to any of the foregoing patent applications, including utility models, petty patents, innovation patents and design patents and certificates of invention, (c) any reissue, reexamination, renewal, restoration or extension (including any supplementary protection certificate and the like) of any of the foregoing patents or patent applications, (d) any confirmation patent or registration patent or patent of addition based on any such patent, (e) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents, and (f) all foreign counterparts of any of the foregoing, or as applicable portions thereof or individual claims therein.
1.147.    “Person” shall have the meaning set forth in Section 1.5.
1.148.    “Personal Information” shall have the meaning set forth in Section 10.3.1.
1.149.    “Phase I Clinical Trial” shall mean, as to a specific product, a Clinical Trial of such product designed to obtain data on the safety and tolerability of such product, including pharmacological or pharmacokinetic information, as described in 21 C.F.R. 312.21(a) as amended from time to time, or the corresponding regulation in jurisdictions other than the United States.
1.150.    “Phase II Clinical Trial” shall mean, as to a specific product, a Clinical Trial of such product designed to make a preliminary determination as to whether a product is safe for its intended use and achieves its efficacy primary endpoint, in a manner that is generally consistent with 21 C.F.R. § 312.21(b), as amended (or its successor regulation), to permit the design of further Clinical Trials, or the corresponding regulation in jurisdictions other than the United States.
1.151.    “Phase III Clinical Trial” shall mean, as to a specific product, a Clinical Trial designed to obtain evidence of statistical significance of the efficacy of such product in a target patient population, and to obtain expanded evidence of safety for such product that is needed to evaluate the overall benefit-risk relationship of such product and provide an adequate basis for filing an NDA, as described in 21 C.F.R. 312.21(c) as amended from time to time, or the corresponding regulation in jurisdictions other than the United States.
1.152.    “PMDA” shall mean the Japanese Pharmaceuticals and Medical Devices Agency, and any successor or replacement agency.
1.153.    “PPACA” shall mean the Patient Protection and Affordable Care Act, as modified by the Health Care and Education Reconciliation Act.
1.154.    “Product-Specific Patents” shall mean all Exicure Patents and Joint Collaboration Patents, in each case, claiming or disclosing (a) the specific composition of matter of a Compound or Licensed Product, including any formulation thereof, or (b) methods of using the specific composition of matter of a Compound or Licensed Product.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.155.    “Product Trademarks” shall mean the Trademark(s) used or to be used by Allergan or its Affiliates or its or their Sublicensees for the Commercialization of Licensed Products in the Field in the Territory and any registrations thereof or any pending applications relating thereto in the Field in the Territory, including any unregistered Trademark rights related to the Licensed Products as may exist through use before, on or after the Effective Date (excluding, in any event, any trademarks, service marks, names or logos that include any corporate name or logo of the Parties or their Affiliates or Sublicensees).
1.156.    “Program Target” shall mean, on a Collaboration Program-by-Collaboration Program basis, any target set forth in Exhibit A for the applicable Collaboration Program or any Substitute Target for such Collaboration Program, but excluding any Terminated Target.
1.157.    “Prosecuting Party” shall have the meaning set forth in Section 8.2.3.
1.158.    “Receiving Party” shall have the meaning set forth in Section 1.38.
1.159.    “Regulatory Approval” shall mean, with respect to a product in a particular country in the Territory, the receipt of all clearances, approvals, certifications, licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market such product in such country, including, where applicable, pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto), and labeling approval, and where applicable, pricing or reimbursement approval in such country.
1.160.    “Regulatory Authority” shall mean any national, supranational, regional, state or local regulatory agency, administration, department, bureau, commission, council or other governmental entity including the FDA and the EMA and any other agencies in any country involved in the granting of Regulatory Approvals.
1.161.    “Regulatory Documentation” shall mean all (a) applications (including all INDs and Approval Applications), registrations, licenses, authorizations and Regulatory Approvals; (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all adverse event files and complaint files; and (c) clinical data, chemistry, manufacturing and controls data and other data contained or relied upon in any of the foregoing.
1.162.    “Regulatory Exclusivity” shall mean, with respect to a Licensed Product or a Terminated Product in a country, any data exclusivity rights or other exclusive right, other than a Patent, granted, conferred or afforded by any Regulatory Authority in such country or otherwise under applicable Law with respect to such Licensed Product or such Terminated Product in such country, that either confers exclusive marketing rights with respect to such Licensed Product or such Terminated Product or prevents another party from using or otherwise relying on the data supporting the Regulatory Approval of such Licensed Product or such Terminated Product without the prior written authorization of the holder of the Approval Application, such as new chemical entity exclusivity, exclusivity associated with new Clinical Trials necessary to approval of a change (e.g., new Indication or use), orphan drug exclusivity, non-patent-related pediatric exclusivity, or

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

any other applicable marketing or data exclusivity, including any such periods under national implementations in the EU of Article 10 of Directive 2001/83/EC, Article 14(11) of Parliament and Council Regulation (EC) No 726/2004, Parliament and Council Regulation (EC) No 141/2000 on orphan medicines, Parliament and Council Regulation (EC) No 1901/2006 on medicinal products for pediatric use and all international equivalents.
1.163.    “Research Term” shall have the meaning set forth in Section 2.7.
1.164.    “Restricted Party” shall have the meaning set forth in Section 3.5.3(a).
1.165.    *****
1.166.    *****
1.167.    *****
1.168.    “Royalty Payment” shall have the meaning set forth in Section 6.6.1.
1.169.    “Royalty Term” shall have the meaning set forth in Section 6.6.2.
1.170.    “Sales Milestone Events” shall have the meaning set forth in Section 6.5.1.
1.171.    “Sales Milestone Payments” shall have the meaning set forth in Section 6.5.1.
1.172.    “Second Right Party” shall have the meaning set forth in Section 8.2.1(d).
1.173.    “Senior Officer” shall mean the Chief Executive Officer of Exicure and the Executive Vice President of Research and Development of Allergan, or the functional successor in their respective organizations, or their respective designees at Senior Vice President level or above.
1.174.    “SNA” shall mean a spherical nucleic acid construct whereby one or more oligonucleotides are arranged in a spherical configuration.
1.175.    “Sublicense Agreement” shall mean any agreement under which Allergan has granted a sublicense to a Third Party under any Exicure Technology licensed to Allergan pursuant to this Agreement, but excluding any subcontract agreement under which a Third Party agrees to perform activities with respect to the Compounds or Licensed Products on Allergan’s behalf.
1.176.    “Sublicensee” shall mean a Third Party to whom Allergan has granted a sublicense under any Exicure Technology licensed to Allergan pursuant to this Agreement, excluding Distributors.
1.177.    “Substitute Target” shall have the meaning set forth in Section 2.2.
1.178.    “Term” shall have the meaning set forth in Section 9.1.
1.179.    “Terminated Product” shall have the meaning set forth in Section 9.7.3.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

1.180.    “Terminated Target” shall have the meaning set forth in Section 2.2.
1.181.    “Termination Date” shall mean the effective date of termination of this Agreement in its entirety or with respect to one or more Collaboration Programs or Licensed Products, as applicable.
1.182.    “Territory” shall mean worldwide.
1.183.    “Third Party” shall mean any Person that is not a Party or an Affiliate of a Party.
1.184.    “Third Party Claims” shall have the meaning set forth in Section 11.1.
1.185.    “Third Party Infringement Claim” shall have the meaning set forth in Section 8.5.1.
1.186.    “Third Party IP” shall mean, with respect to any Licensed Product, any Patent or Know-How controlled by a Third Party, which Patent or Know-How is necessary or useful to Exploit such Licensed Product in the Field in the Territory in accordance with this Agreement but excluding any Patent or Know-How that is necessary solely for the Exploitation of any Other API.
1.187.    “Trademark” shall mean any word, name, symbol, color, shape, designation or any combination thereof, including any trademark, service mark, trade name, brand name, sub-brand name, trade dress, product configuration, program name, delivery form name, certification mark, collective mark, logo, tagline, slogan, design or business symbol, that functions as an identifier of source or origin, whether or not registered and all statutory and common law rights therein and all registrations and applications therefor, together with all goodwill associated with, or symbolized by, any of the foregoing.
1.188.    “US” and “United States” shall mean the United States of America, including all of its territories and possessions.
1.189.    “USD” or “$” shall mean United States Dollars.
1.190.    “Valid Claim” shall mean: (a) a claim of an issued and unexpired Patent that has not been abandoned, cancelled or held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction unappealed within the time allowed for appeal, or that has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise; or (b) a claim of a pending patent application, which patent application was filed and is being prosecuted in good faith and has not been cancelled, withdrawn from consideration, abandoned or finally disallowed without the possibility of appeal or refiling of the application and that has not been pending for more than ***** from the earliest date from which the patent application claims priority. If the patent application has been re-filed or is a divisional application, the ***** period mentioned above shall be calculated from the first application filed in the series of applications. Notwithstanding the foregoing, if, such a pending patent application issues after the expiration of the ***** period mentioned above, each claim of the applicable issued

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

patent shall, subject to clause (a) above, be deemed to be a Valid Claim with effect from the date of issue.
1.191.    “Value Added Tax” or “VAT” shall mean any value added tax, ad valorem, goods and services or similar tax chargeable on the supply or deemed supply of goods or services, sales and use taxes, transaction taxes, consumption taxes and other similar taxes required by applicable Law including any interest, penalties or other additions to tax thereon, required under applicable Law.
1.192.    “Withholding Taxes” shall have the meaning set forth in Section 6.9.
1.193.    Interpretation. Unless the context of this Agreement otherwise requires: (a) words of one gender include the other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms “hereof,” “herein,” “hereby,” and other similar words refer to this entire Agreement; (d) the words “include”, “includes”, and “including” when used in this Agreement shall be deemed to be followed by the words “without limitation”, unless otherwise specified; (e) the terms “Article” and “Section” refer to the specified Article and Section of this Agreement (unless clear from the context that it refers to an Article or Section of some other document); (f) references to any “person” include individuals, sole proprietorships, partnerships, limited partnerships, limited liability partnerships, corporations, limited liability companies, business trusts, joint stock companies, trusts, incorporated associations, joint ventures or similar entities or organizations, and the successors and permitted assigns of that person; (g) “or” has the inclusive meaning represented by the phrase “and/or”; (h) the words “will” and “shall” shall have the same meaning; (i) the letter “M” used in connection with the USD figures in this Agreement denotes “million” and the letter “B” used in connection with the USD figures in this Agreement denotes “billion”; and (j) references to a Law include any amendment or modification to such Law and any rules or regulations issued thereunder, whether such amendment or modification is made, or issuance of such rules or regulations occurs, before or, only with respect to events or developments occurring or actions taken or conditions existing after the date of such amendment, modification or issuance, after the date of this Agreement, but only to the extent such amendment or modification, to the extent it occurs after the date hereof, does not have a retroactive effect. Whenever this Agreement refers to a number of days, unless otherwise specified, such number shall refer to calendar days.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ARTICLE 2
RESEARCH AND DEVELOPMENT COLLABORATION
2.1.    Collaboration Programs.Subject to the terms and conditions of this Agreement, during the applicable Research Term, Exicure shall conduct two collaboration programs, each focused on one or more Hair Loss Disorders, for the discovery, research and development of one or more spherical nucleic acid therapeutic products that are directed to, bind to or inhibit one or more specific Program Targets (each, a “Collaboration Program”). The initial Program Targets for each Collaboration Program are identified in Exhibit A and may be updated as provided in Section 2.2.
2.1.1.    As of the Effective Date, the Parties have agreed upon a development plan for each Collaboration Program that describes the development activities and timelines required to advance such Collaboration Program through first IND filing (each, a “Development Plan”), which are attached hereto as Exhibit B. Each Development Plan will at all times include, at a minimum, (a) preclinical activities for the applicable Collaboration Program, including CMC activities relating to drug substance and drug product, target screening, and lead optimization through identification of a Compound that satisfies the Candidate Criteria (the “Initial Development Activities”), and (b) all activities following the Initial Development Activities that are necessary to enable the first IND filing for such Collaboration Program, including GLP toxicology studies, GMP active pharmaceutical ingredient manufacture, release and Phase I Clinical Trial supply, DMPK studies and assay development (the “IND-Enabling Activities”). The terms of, and activities set forth in, each Development Plan shall at all times be designed to be in compliance with all applicable Laws and to be conducted in accordance with professional and ethical standards customary in the pharmaceutical industry, and, where applicable, each Party’s respective health care compliance policies and applicable standard operating procedures, to the extent that, in the case of Allergan, any such policies or procedures are provided to Exicure in writing at least ***** days in advance of its performance of any activities set forth in a Development Plan that are subject to them.
2.1.2.    The JDC shall be responsible for reviewing each Development Plan on a periodic basis and approving any amendments to such Development Plan. Without limiting the foregoing, on a Collaboration Program-by-Collaboration Program basis, concurrently with or within ***** Business Days following the delivery of the Initial Development Report for the applicable Collaboration Program, each Party may deliver to the JDC such proposed amendments to the IND-Enabling Activities set forth in the Development Plan for such Collaboration Program as such Party deems appropriate based on the results of the Initial Development Activities, including in such proposed amendment identification of the Compound(s) with respect to which such IND-Enabling Activities would be performed if Allergan makes an Extension Exercise. The JDC shall be responsible for reviewing and approving any such amendment, and will endeavor to do so within ***** days of the delivery of the later of such proposed amendments.
2.1.3.    With respect to each Collaboration Program for which Allergan has made an Extension Exercise, the Parties will collaborate to develop the study design for the first Clinical Trial of a Licensed Product under such Collaboration Program, and to prepare the corresponding Clinical Trial protocol and investigator’s brochure, provided that, in the event of any disagreement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

between the Parties with respect to any of the foregoing, Allergan shall have the final decision-making authority. Prior to Allergan’s Option Exercise with respect to each such Collaboration Program, Exicure will be responsible for conducting any pre-IND regulatory meetings and related regulatory communications and submissions (excluding any IND) with respect to such Collaboration Program, provided that, wherever possible, and to the extent permitted under applicable Law, Exicure shall provide Allergan with the opportunity (i) to have a representative present at any such regulatory meetings and (ii) to review in advance and comment on any such communications or submissions proposed to be made by Exicure to any Regulatory Authority. Exicure shall not unreasonably reject any comments provided by Allergan under this Section 2.1.4. Exicure shall promptly provide to Allergan a copy of any correspondence received from any Regulatory Authority with respect to a Collaboration Program. The Parties will collaborate to prepare the initial IND for such Collaboration Program for review and approval by the JDC in accordance with Section 4.2.10.
2.2.    Program Target Substitution. At any time until the second anniversary of the Effective Date, no more than one time per Collaboration Program upon written notice to Exicure, Allergan may, at its sole option, substitute one existing Program Target (each, a “Terminated Target”) in each Collaboration Program with one newly identified target (a “Substitute Target”), following good faith discussions at the JDC. Notwithstanding the foregoing, in the event that the Program Target to be substituted is a Program Target under both Collaboration Programs, then Allergan may elect to replace such Program Target with a Substitute Target in either or both Collaboration Programs, provided that if Allergan replaces such Program Target with the same Substitute Target in both Collaboration Programs, such substitution shall be deemed a single substitution for only one of the Collaboration Programs (i.e., Allergan may still substitute another Program Target in one of the Collaboration Programs). Subject to the provisions of this Section 2.2, effective as of Allergan’s delivery of such written notice, the Terminated Target will no longer constitute a Program Target hereunder, and the applicable Substitute Target will constitute a Program Target. The Parties, through the JDC, shall work in good faith to agree upon an amendment to the applicable Development Plan as appropriate in light of the termination of the Terminated Target and the addition of the Substitute Target to the applicable Collaboration Program. Notwithstanding the foregoing, if, at the time of Allergan’s notice under this Section 2.2, Exicure has already granted an exclusive license to a Third Party with respect to any proposed Substitute Target that would prevent Exicure from granting to Allergan the license under Section 3.3 with respect to such proposed Substitute Target, (a) Exicure shall provide Allergan with written notice thereof within ***** days of Allergan’s notice of such proposed Substitute Target, (b) such proposed Substitute Target shall not become a Substitute Target under this Agreement and (c) Allergan may again exercise its rights with respect to the applicable Collaboration Program under this Section 2.2 for one Substitute Target at any time until the second anniversary of the Effective Date.
2.3.    Conduct of Development Plans.
2.3.1.    During the applicable Research Term, Exicure shall use Commercially Reasonable Efforts to perform all activities set forth in the Development Plan for each Collaboration Program through completion thereof, provided that Exicure shall have no obligation to conduct (or report on) (i) the IND-Enabling Activities under such Development Plan unless Allergan has made an Extension Exercise for such Collaboration Program or (ii) the Allergan-Conducted Activities;

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

and provided, further, that any inability to perform, or delay in the performance of, any of Exicure’s activities under the Development Plan to the extent attributable to a delay by Allergan in conducting any Allergan-Conducted Activities or delivering any results or data related to Allergan-Conducted Activities, where such performance or such delivery of results or data are necessary to enable Exicure to perform such activities, shall not be considered a failure of Exicure to use Commercially Reasonable Efforts to perform its activities under the Development Plan. Without limiting the foregoing, Exicure shall devote FTEs sufficient to perform the activities set forth in each Development Plan, which FTEs shall be appropriately qualified research and development personnel possessing at least the level of skill and experience that Exicure’s personnel engaged in discovery, research and other Development activities for Exicure’s other programs possess. Exicure will conduct its activities under each Development Plan in accordance with good scientific standards and practices and in compliance in all material respects with all applicable Laws, including those regarding environmental, safety and industrial hygiene, quality assurance and quality control (including data integrity), and, solely to the extent stated in the applicable Development Plan, the applicable requirements of GLP and GMP. Exicure shall maintain (either directly or through its subcontractors) laboratories, offices and all other facilities reasonably necessary to carry out the activities to be performed by it pursuant to each Development Plan. In conformity with standard pharmaceutical and biotechnology industry practices and the terms and conditions of this Agreement, Exicure shall prepare and maintain, or shall cause to be prepared and maintained, complete and accurate laboratory notebooks and other written records, accounts, notes, reports and data with respect to activities conducted pursuant to each Development Plan and, upon Allergan’s written request, will send legible copies of the aforesaid to Allergan in such form(s) as Allergan may reasonably request.
2.3.2.    Notwithstanding anything to the contrary, Allergan may elect, in its sole discretion and at its sole cost and expense, to conduct any formulation assessment activities or in vivo efficacy models set forth in a Development Plan (any such activities, to the extent Allergan has made such an election, the “Allergan-Conducted Activities”). In such event, (a) Allergan shall provide to Exicure prompt written notice of such election specifying the Allergan-Conducted Activities, (b) Exicure shall, at Exicure’s reasonable cost and expense (with Allergan reimbursing any reasonable incremental costs and expenses in excess of Exicure’s estimated costs to complete such Development Plan activity that Allergan has elected to conduct), deliver to Allergan all Materials in Exicure’s possession or control in connection with the Collaboration Program that are reasonably necessary for Allergan to conduct such Allergan-Conducted Activities and (c) Exicure’s diligence obligations under Section 2.3.1 shall not apply with respect to such Allergan-Conducted Activities. In furtherance of the foregoing, effective as of Exicure’s receipt of Allergan’s notice specifying the Allergan-Conducted Activities under this Section 2.3.2, Exicure, on behalf of itself and its Affiliates, hereby grants to Allergan, and Allergan hereby accepts, a non-exclusive, royalty-free, non-sublicensable (except to any subcontractors acting on Allergan’s behalf), nontransferable (except in accordance with Section 12.1), worldwide license under the Exicure Technology and Exicure’s interest in the Joint Collaboration Technology, solely to conduct the Allergan-Conducted Activities.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.4.    Development Costs. Exicure shall be solely responsible for all costs and expenses of conducting each Collaboration Program in accordance with the applicable Development Plan, except as expressly set forth in Section 2.3.2.
2.5.    Subcontracts. Exicure may perform its activities under the Development Plans pursuant to this Agreement through one or more Third Party subcontractors, provided that Exicure obtains Allergan’s written consent prior to engaging any such subcontractor to conduct such activities, and provided, further, that Exicure engages each such subcontractor through a written agreement consistent with the terms and conditions of this Agreement. Notwithstanding anything to the contrary in this Agreement, Exicure may only engage a Third Party subcontractor to perform its activities under the Development Plans if: (a) no rights of Allergan under this Agreement would be diminished or otherwise adversely affected as a result of such subcontracting, (b) the subcontractor undertakes the obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as those undertaken by the Parties pursuant to Article 7 hereof, and (c) the subcontractor agrees that any intellectual property developed in the course of the work hereunder shall be assigned to Exicure or Exicure’s designee, so as to permit licensing of such intellectual property to Allergan as required by the terms and conditions of this Agreement. Any subcontracting shall not relieve Exicure of its obligations or liability under this Agreement, and, in the event of any subcontracting by Exicure, Exicure will remain responsible for the performance of its obligations hereunder notwithstanding any such subcontracts.
2.6.    Reports.
2.6.1.    Exicure shall promptly provide the JDC with written reports of all Know-How made or generated by Exicure in the course of performing activities under the Development Plans. Without limiting the foregoing, Exicure shall prepare and provide to the JDC (a) a written report within ***** days after the end of every Calendar Quarter during which Exicure is conducting activities under the Development Plan that (i) details the activities performed, including all results achieved, (ii) sets forth the expected activities for the next Calendar Quarter and the prioritization thereof, and (iii) identifies any issues or circumstances of which it is aware that may prevent or adversely affect in a material manner its future performance of activities assigned to it under such Development Plan and (b) such other reports or updates as may be required under such Development Plan or otherwise reasonably requested by Allergan.
2.6.2.    Without limiting the foregoing, promptly following the completion of all Initial Development Activities, Exicure shall prepare and deliver to Allergan an Initial Development Report for purposes of Allergan’s evaluation of the Initial Development Activities and the Option or extension thereof. Exicure shall make its relevant personnel reasonably available to discuss the contents of such Initial Development Report with Allergan upon Allergan’s request.
2.6.3.    If Allergan makes an Extension Exercise for a Collaboration Program, promptly following the completion of the IND-Enabling Activities under such Collaboration Program, Exicure shall prepare and deliver to Allergan an IND-Enabling Activities Data Package for purposes of Allergan’s evaluation of the IND-Enabling Activities and the Option. Exicure shall make its relevant personnel reasonably available to discuss the contents of such IND-Enabling Activities Data Package with Allergan upon Allergan’s request.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

2.6.4.    The Development Plans and all reports under this Section 2.6, including the Initial Development Report and the IND-Enabling Activities Data Package, to the extent such Development Plan or report specifically relates to the Compounds or Licensed Products, shall, on a Collaboration Program-by-Collaboration Program basis following Allergan’s exercise of its Option with respect to the applicable Collaboration Program, be deemed the Confidential Information of Allergan and (in each case) shall be subject to the confidentiality provisions contained in this Agreement.
2.7.    Research Term. On a Collaboration Program-by-Collaboration Program basis, the term for the conduct of activities under the Development Plan shall be the period commencing on the Effective Date and terminating upon the earliest of (a) the License Effective Date with respect to the Collaboration Program, (b) the date such Collaboration Program becomes an Abandoned Program and (c) the fifth anniversary of the Effective Date, provided that, if, as of the fifth anniversary of the Effective Date, (i) the Option Exercise Period is still in effect for the Collaboration Program and (ii) Exicure has not delivered a complete Initial Development Report or, if Allergan makes an Extension Exercise for a Collaboration Program, a complete IND-Enabling Activities Data Package for such Collaboration Program, as determined by the JDC, then the Research Term for such Collaboration Program shall automatically be extended by one-year increments until such obligation is satisfied, but in no event past the seventh anniversary of the Effective Date (the “Research Term”).
2.8.    Program Abandonment. On a Collaboration Program-by-Collaboration Program basis, Allergan may choose to abandon a Collaboration Program and forego its Option with respect to such Collaboration Program at any time prior to the expiration of the applicable Option Exercise Period by providing written notice to Exicure of such abandonment, in which case such Collaboration Program will be deemed to be an Abandoned Program. For the avoidance of doubt, and notwithstanding anything to the contrary, Exicure shall have no further obligations under this Agreement with respect to any Abandoned Program and Allergan’s Option with respect to the applicable Collaboration Program will expire, in each case, with effect from the date the applicable Collaboration Program becomes an Abandoned Program.
ARTICLE 3
OPTIONS; LICENSE GRANTS
3.1.    Options; Option Extensions.
3.1.1.    On a Collaboration Program-by-Collaboration Program basis, Exicure hereby grants to Allergan and its Affiliates an exclusive right and option to obtain the license set forth in Section 3.3 (the “Option”). Subject to Section 2.8, the Option will be available to Allergan and its Affiliates at any time starting from the Effective Date until the expiration of the applicable Option Exercise Period.
3.1.2.    On a Collaboration Program-by-Collaboration Program basis, at any time during the Initial Option Exercise Period, Allergan may elect to either (a) exercise the Option as set forth in Section 3.1.3 or (b) extend the Option Exercise Period by (i) providing written notice to Exicure thereof (the “Extension Exercise Notice”), and (ii) paying to Exicure the Option

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Extension Payment set forth in Section 6.2 (collectively, the “Extension Exercise”). If Allergan makes an Extension Exercise for a Collaboration Program, (x) Exicure shall perform the IND-Enabling Activities set forth in the Development Plan updated pursuant to Section 2.1.3 for such Collaboration Program and, promptly following completion of such activities, shall deliver to Allergan a complete IND-Enabling Activities Data Package, and (y) the Extended Option Exercise Period shall take effect.
3.1.3.    On a Collaboration Program-by-Collaboration Program basis, if, during the applicable Option Exercise Period, Allergan or its designated Affiliate (a) notifies Exicure in writing that it wishes to exercise the Option (the “Option Exercise Notice”), and (b) within ***** Business Days after delivery of the Option Exercise Notice, pays to Exicure the applicable Option Exercise Payment set forth in Section 6.3 (collectively, the “Option Exercise”), Exicure will, and hereby does, grant to Allergan or its designated Affiliate the license set forth in Section 3.3 with respect to Licensed Products and Compound under such Collaboration Program; provided that, if Allergan determines that an HSR Filing is required to be made under the HSR Act or that a filing is required or advisable under the antitrust or merger control Laws of any foreign jurisdictions (“Foreign Jurisdictions”) as a result of Allergan’s exercise of an Option and notifies Exicure of such determination prior to the expiration of the applicable Option Exercise Period, the Parties will promptly file an HSR Filing and prepare and file with the appropriate Governmental Authority of any Foreign Jurisdictions a comparable notification form required by the antitrust or merger control Laws of such jurisdictions in accordance with Section 3.2.1, and Allergan’s election to exercise the applicable Option will not be effective (and Allergan will not be obligated to make any payment under Section 6.3) until the Antitrust Clearance Date.
3.1.4.    Notwithstanding anything to the contrary in this Agreement, if an Initial Development Report delivered by Exicure pursuant to Section 2.6.2 or an IND-Enabling Activities Data Package delivered by Exicure pursuant to Section 2.6.3 is incomplete (in that it doesn’t include the information required by determination of the JDC to be included in such Initial Development Report or IND-Enabling Activities Data Package), Allergan may notify Exicure of the incomplete status of such Initial Development Report or IND-Enabling Activities Data Package in writing, identifying any items that, in Allergan’s reasonable determination made in good faith, were required under the applicable Development Plan to have been included in such Initial Development Report or IND-Enabling Activities Data Package but were not included therein. Allergan shall provide any such notice within ***** days after receipt of such Initial Development Report or ***** days after receipt of such IND-Enabling Activities Data Package, as applicable, and such Initial Development Report or IND-Enabling Activities Data Package, as applicable, shall be deemed approved if Exicure does not receive such a notice within such *****- or *****day period, as applicable. Following receipt of such notice, Exicure will promptly deliver to Allergan the additional information requested by Allergan required to complete such Initial Development Report or IND-Enabling Activities Data Package. For clarity, delivery of such an incomplete Initial Development Report or IND-Enabling Activities Data Package shall not trigger the *****-day period after which the Option Exercise Period would end as described in Section 1.68 or Section 1.105, as applicable, but such *****-day period shall thereafter be triggered on the date of Allergan’s receipt of the additional information requested by Allergan required to complete such Initial Development Report or IND-Enabling Activities Data Package. In addition, Allergan may request in writing at any time

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

during the Option Exercise Period any additional information in the possession or control of Exicure that Allergan reasonably determines is necessary or useful to assist Allergan in deciding whether to exercise or extend an Option, and Exicure shall promptly deliver such information to Allergan following receipt of such written request.
3.1.5.    If by the end of the Initial Option Exercise Period for a Collaboration Program (or if Allergan makes an Extension Exercise for such Collaboration Program, the Extended Option Exercise Period for such Collaboration Program), Allergan has not made the Option Exercise for the applicable Collaboration Program, then such Collaboration Program shall be deemed to be an Abandoned Program.
3.2.    Antitrust Compliance.
3.2.1.    If Allergan notifies Exicure pursuant to Section 3.1.3 that an HSR Filing or other filing with any Governmental Authority in any Foreign Jurisdictions is required or advisable for Allergan to exercise an Option, each of Allergan and Exicure will, (a) within ***** days after such notice from Allergan (or such later time as may be agreed to in writing by the Parties), file with the FTC and the DOJ, any HSR Filing required with respect to the transactions contemplated hereby, and (b) as promptly as practicable and advisable after such notice from Allergan, prepare and file with the appropriate Governmental Authority of any Foreign Jurisdictions a comparable notification form (“Foreign Filing”) required by the antitrust or merger control Laws of such Foreign Jurisdictions. The Parties will cooperate with one another to the extent necessary in the preparation of any such HSR Filing or Foreign Filing. Each Party will be responsible for its own costs and expenses (other than filing fees, which Allergan will pay) associated with any HSR Filing or Foreign Filing.
3.2.2.    In furtherance of obtaining clearance for an HSR Filing or Foreign Filing filed pursuant to this Section 3.2, Exicure and Allergan will use their respective commercially reasonable efforts to resolve as promptly as practicable any objections that may be asserted with respect to this Agreement or the transactions contemplated by this Agreement under any antitrust, competition, merger control or trade regulatory Law. In connection with such clearance from the FTC, the DOJ or any other Governmental Authority, neither Party, nor its Affiliates will be required to (a) sell, divest (including through license or a reversion of licensed or assigned rights), hold separate, transfer or dispose of any assets, operations, rights, product lines, businesses or interest therein of such Party or any of its Affiliates (or consent to any of the foregoing actions); (b) otherwise take any action that limits such Party’s freedom of action with respect to any assets, operations, rights, product lines, businesses or interest therein of such Party or any of its Affiliates; or (c) litigate or otherwise formally oppose any determination (whether judicial or administrative in nature) by a Governmental Authority seeking to impose any of the restrictions referenced in clause (a) or (b) above.
3.2.3.    If the Antitrust Clearance Date has not occurred within ***** days after Allergan notifies Exicure pursuant to Section 3.1.3 that an HSR Filing or Foreign Filing is required to exercise an Option under this Agreement, Allergan may withdraw its HSR Filing or Foreign Filing upon written notice to Exicure. In such case, the applicable Option will be deemed not to

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

have been exercised under Section 3.1.3 and, for the avoidance of doubt, the applicable Collaboration Program will be deemed to be an Abandoned Program.
3.3.    License Grant. On a Collaboration Program-by-Collaboration Program basis, effective as of the License Effective Date, Exicure, on behalf of itself and its Affiliates, shall grant and does hereby grant to Allergan, and Allergan hereby accepts, an exclusive (including with regard to Exicure and its Affiliates), royalty-bearing, sublicensable (subject to Section 3.4), nontransferable (except as set forth in Section 12.1), worldwide license under the Exicure Technology and Exicure’s interest in the Joint Collaboration Technology, to Exploit the Compounds and the corresponding Licensed Products in the Field in the Territory. Notwithstanding anything to the contrary, the foregoing license does not apply to any Other APIs.
3.4.    Sublicenses. Allergan shall have the right, in its sole discretion, to grant sublicenses, in whole or in part, under the license granted in Section 3.3 to its Affiliates or Third Parties; provided, however, that for each sublicense granted to a Third Party other than a subcontractor of Allergan, Allergan (a) shall promptly notify Exicure of the granting of each sublicense, (b) shall provide to Exicure a written copy of each Sublicense Agreement (which copy may be reasonably redacted as necessary to protect confidential or commercially sensitive information) and (c) shall ensure that the terms of any Sublicense Agreement (i) are subject to and subordinate to this Agreement and (ii) without limiting the foregoing, contain provisions requiring that the Sublicensee (A) comply with the confidentiality and non-use provisions of Article 7 with respect to Exicure’s Confidential Information and (B) submit applicable sales or other reports to Allergan to the extent necessary or relevant to the reports required to be made or records required to be maintained under this Agreement. Notwithstanding any sublicense, Allergan shall remain responsible for its obligations under, and compliance with the terms of, this Agreement.
3.5.    Exclusivity.
3.5.1.    Exicure Exclusivity.
(a)    Except with respect to activities under this Agreement (including as provided under the Development Plan), during the period starting on the Effective Date and ending on the later of (i) the expiration of the Research Term of both Collaboration Programs or (ii) the date upon which, with respect to each Collaboration Program, either (x) the License Effective Date has occurred or (y) the Option Exercise Period for such Collaboration Program has terminated without Option Exercise, Exicure shall not, and shall cause its Affiliates not to, either itself, or together with or through enabling (including through a grant of rights to) any Third Party, Develop, Manufacture or Commercialize any *****.
(b)    Except with respect to activities under this Agreement (including as provided under the Development Plan), on a Collaboration Program-by-Collaboration Program basis (excluding any Abandoned Program), during the period starting on the Effective Date and ending on the later of (i) the expiration of the Research Term for such Collaboration Program or (ii) the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

date upon which, with respect to such Collaboration Program, either (x) the License Effective Date has occurred or (y) the Option Exercise Period for such Collaboration Program has terminated without Option Exercise, Exicure shall not, and shall cause its Affiliates not to, either itself, or together with or through enabling (including through a grant of rights to) any Third Party, Develop, Manufacture or Commercialize any *****.
(c)    In the event of an Option Exercise by Allergan for a Collaboration Program, during the period starting on the License Effective Date and ending on the expiration or earlier termination of this Agreement with respect to such Collaboration Program or the Licensed Product(s) arising therefrom, Exicure shall not, and shall cause its Affiliates not to, either itself, or together with or through enabling (including through a grant of rights to) any Third Party, Develop, Manufacture or Commercialize any *****.
3.5.2.    Allergan Exclusivity. On a Collaboration Program-by-Collaboration Program basis, except with respect to activities under this Agreement, during the period starting on the Effective Date and ending on the earliest of *****, Allergan shall not, and shall cause its Affiliates not to, either itself or together with or through enabling (including through a grant of rights to) any Third Party, Develop, Manufacture or Commercialize any *****.
3.5.3.    Exceptions.
(a)    Notwithstanding anything to the contrary in this Agreement, the identification of a Competing Product by the relevant restricted Party (the “Restricted Party”) or its Affiliates in the course of discovery or research activities that are not directed to the identification of such a Competing Product shall not be a violation of Section 3.5.1(a), 3.5.1(b), 3.5.1(c) or 3.5.2, as applicable; provided that no further Development (including any further research other than confirmatory experiments) is conducted with respect to such Competing Product following such identification during the periods set forth in Section 3.5.1(a), 3.5.1(b), 3.5.1(c) or 3.5.2, as applicable.
(b)    Notwithstanding anything to the contrary in this Agreement, the restrictions placed on a Restricted Party and its Affiliates in Sections 3.5.1 and 3.5.2, respectively, will not apply to the Development, Manufacture or Commercialization of a Competing Product by any Acquiring Entity, provided that such Development, Manufacture or Commercialization occurs without (i) any access to any Confidential Information of the other Party, Exicure Know-How or Collaboration Know-How (in each case, to the extent not in the public domain), or (ii) rights to any Exicure Patents or Collaboration Patents for such purpose (but, in each case ((i) and (ii)), with respect to any Acquiring Entity of Exicure, excluding any Exicure Know-How or Exicure Patents to the extent relating to the Exicure Platform and not specifically relating to a Compound or Licensed Product); and provided, further, that a “firewall” of reasonable safeguards is put in place by the Restricted Party

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

between individuals with access to any such Confidential Information, Exicure Know-How or Joint Collaboration Know-How, on the one hand, and the personnel responsible for the Development, Manufacture or Commercialization of such Competing Product, on the other hand.
(c)    Notwithstanding anything to the contrary in this Agreement, the restrictions placed on a Restricted Party and its Affiliates in Sections 3.5.1 and 3.5.2, respectively, will not apply to a Restricted Party or any of its Affiliates with respect to an acquisition by such Restricted Party or its Affiliates, through an equity or asset purchase, merger, consolidation, license or other transaction (other than a Change of Control), in each case, whether in a single transaction or a series of related transactions, of a Competing Product or a Third Party that is Developing, Manufacturing or Commercializing a Competing Product (other than in a transaction or series of transactions where such Competing Product is the only product acquired or such Competing Product otherwise constitutes a substantial portion of the value of such transaction or series of transactions), provided that the Development, Manufacture or Commercialization of such Competing Product occurs without any use of, reliance on or reference to the Confidential Information of the other Party, Exicure Know-How or Collaboration Know-How (to the extent not in the public domain), or rights to any Exicure Patents or Collaboration Patents for development purposes; and provided, further, that a “firewall” of reasonable safeguards is put in place by the Restricted Party between individuals with access to any such Confidential Information, Exicure Know-How or Joint Collaboration Know-How, on the one hand, and the personnel responsible for the Development, Manufacture or Commercialization of such Competing Product, on the other hand.
(d)    Notwithstanding anything to the contrary in this Section 3.5.3, if a Restricted Party or any of its Affiliates acquires, through an equity or asset purchase, merger, consolidation, license or other transaction (other than a Change of Control), in a transaction or series of transactions, a Competing Product or a Third Party that is Developing, Manufacturing or Commercializing a Competing Product, where such Competing Product is the only product acquired or such product otherwise constitutes a substantial portion of the value of such transaction or series of transactions, then, within six months after the closing of such acquisition, such Restricted Party or its Affiliate, as the case may be, shall divest all rights (other than the right to merely receive payments based on the Development, Manufacture or Commercialization of such Competing Product) or cease to Develop, Manufacture or Commercialize, as applicable, such Competing Product for the duration of the relevant restriction on such Restricted Party as set forth in Section 3.5.1 or 3.5.2, as applicable. Such Restricted Party shall not be in violation of Section 3.5.1 or Section 3.5.2, as applicable, provided that such Restricted Party or its Affiliate complies with its divestment or cessation

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

obligations as set forth in the preceding sentence; and provided, further, that, until the time of such divestment or cessation, such Development, Manufacture or Commercialization occurs without any use of, reliance on or reference to any Confidential Information of the other Party, Exicure Know-How or Collaboration Know-How, or rights to any Exicure Patents or Collaboration Patents for development purposes; and a “firewall” of reasonable safeguards is put in place by the Restricted Party between individuals with access to the other Party’s Confidential Information, Exicure Know-How or Joint Collaboration Know-How, on the one hand, and the personnel responsible for the Development, Manufacture or Commercialization of such Competing Product, on the other hand.
3.5.4.    Each Party acknowledges and agrees that (a) this Section 3.5 has been negotiated by the Parties, (b) the geographical and time limitations on activities set forth in this Section 3.5 are reasonable, valid, and necessary in light of the Parties’ circumstances and necessary for the adequate protection of the business of the Compound and the Licensed Products, and (c) the other Party would not have entered into this Agreement without the protection afforded it by this Section 3.5. If, notwithstanding the foregoing, a court of competent jurisdiction determines that the restrictions set forth in this Section 3.5 are too broad or otherwise unreasonable under applicable Law, including with respect to duration, geographic scope, or space, the court is hereby requested and authorized by the Parties to revise this Section 3.5 to include the maximum restrictions allowable under applicable Law.
3.6.    *****
3.7.    Additional In-Licensed Intellectual Property.
3.7.1.    During the Term, if Exicure or any of its Affiliates (a) enters into any ***** or (b) enters into any *****, then, in each case ((a) and (b)), Exicure will use commercially reasonable efforts to ensure that it or its Affiliate obtains Control of such Third Party IP under such agreement. If Exicure or its Affiliate obtains Control of such Third Party IP, Exicure will provide written notice to Allergan of such Third Party IP, together with a true, complete and correct copy of the applicable Third Party agreement, within ***** Business Days after execution thereof; provided that Exicure may redact financial and confidential portions of such agreement and any other terms of such agreement that could not reasonably be expected to affect any of Allergan’s rights or obligations under this Agreement; and, upon Allergan’s written notice to Exicure, such agreement will automatically be deemed an Exicure Third Party Agreement under this Agreement and such Third Party IP shall automatically be included in the Exicure Technology. Exicure will promptly notify Allergan of any Third Party IP to which it is granted rights by a Third Party for which it is unable to obtain Control for the purposes of this Agreement. If Exicure is unable to obtain Control of any such Third Party IP, then Exicure shall use commercially reasonable efforts to obtain either (1) a non-exclusive license to such Third Party IP with respect to the Compounds and Licensed Products in the Field in the Territory; or (2) a license that does not include in its scope the Exploitation of Compounds and Licensed Products in the Field in the Territory (the “Excluded Scope”) such that Allergan or its Affiliates may obtain a license to the Excluded Scope directly. Notwithstanding the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

foregoing, for *****, then (x) Exicure or its Affiliates shall promptly provide written notice to Allergan, and (y) Exicure or its Affiliates shall use commercially reasonable efforts to obtain Control of such Third Party IP, or, if it is unable to do so, to amend such agreement so that (I) with respect to the Excluded Scope, it only receives a non-exclusive license under such Third Party IP, or (II) it receives a license under such Third Party IP that does not include the Excluded Scope such that, in either case ((I) or (II)), Allergan or its Affiliates may obtain a license to the Excluded Scope directly. If Exicure or its Affiliate obtains Control of such Third Party IP, Exicure will provide written notice to Allergan of such Third Party IP, together with a true, complete and correct copy of the applicable Third Party agreement, within ***** Business Days after the later of (A) the date that Exicure determines (including through notice by Allergan) that the Patents or Know-How under such Third Party agreement include Third Party IP and (B) the date that Exicure or its Affiliate obtains Control of such Third Party IP; provided that Exicure may redact financial and confidential portions of such agreement and any other terms of such agreement that could not reasonably be expected to affect any of Allergan’s rights or obligations under this Agreement; and, upon Allergan’s written notice to Exicure, such agreement will automatically be deemed an Exicure Third Party Agreement under this Agreement and such Third Party IP shall automatically be included in the Exicure Technology effective retroactively to the date that Exicure or its Affiliate obtained Control of such Third Party IP. Notwithstanding the foregoing, with respect to any Third Party agreement of any Acquiring Entity that would otherwise be subject to this Section 3.7.1, if, on an agreement-by-agreement basis, the Third Party Patents or Know-How to which such Acquiring Entity receives a license, option or other similar rights under such agreement are deemed not to be Controlled by Exicure pursuant to Section 1.41, then the provisions of this Section 3.7.1 shall not apply with respect to such agreement. References to a “license, option or similar rights” in this Section 3.7.1 shall not include, for the avoidance of doubt, the grant of a right of reference.
3.7.2.    Without limiting the provisions of Section 3.7.1, and subject to Section 3.7.3, Exicure will be responsible for obtaining and maintaining rights (whether through acquisition or license) to use any and all Patents and Know-How of any Third Party that would, absent such right, be infringed, misappropriated, or otherwise violated by the practice of the Exicure Platform in accordance with this Agreement (“Blocking Platform IP”). Upon Allergan’s written notice identifying any such Blocking Platform IP, or promptly upon Exicure otherwise becoming aware of any such Blocking Platform IP, Exicure will, subject to Section 3.7.3, use diligent efforts to promptly obtain rights to such Blocking Platform IP. Exicure will ensure that any such rights acquired under a license are Controlled by Exicure, and such Blocking Platform IP shall automatically be included in the Exicure Technology to the extent it otherwise meets the definition thereof (including any of the sub-definitions thereof). Exicure will be solely responsible for all payment obligations (including any royalty or other obligations that relate to the Exicure Technology) under any agreement entered into during the Term between Exicure and any Third Party with respect to any Blocking Platform IP.
3.7.3.    If a Party disputes whether certain Patents or Know-How would, absent obtaining rights to use such Patents or Know-How, be infringed, misappropriated, or otherwise violated by the practice of the Exicure Platform, then either Party may refer such matter for resolution to an independent Third Party expert agreed upon by the Parties. Such independent Third Party expert will be an attorney who has practiced United States patent law for at least 10 years (or who

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

has such other similar credentials as agreed by the Parties) and, unless otherwise agreed in writing by the Parties, must not be a current or former employee, contractor, agent, or consultant of either Party or its Affiliates. The Party bringing a dispute pursuant to this Section 3.7.3 will promptly engage such expert and the Parties will share the out-of-pocket costs incurred in connection with the engagement of such expert equally. Within 30 days after the engagement of such expert by the disputing Party, such expert will deliver its written decision to the Parties (including a detailed report as to such expert’s rationale for such decision), and such decision will be binding on the Parties.
3.7.4.    Notwithstanding any provision to the contrary set forth in this Agreement, at any time during the Term (including during the pendency of any dispute under Section 3.7.3), if Exicure does not obtain rights to any Blocking Platform IP within ***** days of becoming aware of such Blocking Platform IP, Allergan will have the right to obtain rights to such Blocking Platform IP from the applicable Third Party, and, if the Parties agree or the applicable Third Party expert determines pursuant to Section 3.7.3 that the applicable Patents or Know-How constitute Blocking Platform IP, then Allergan will be entitled to offset *****% of the amounts payable by Allergan to such Third Party in respect of such Blocking Platform IP against amounts payable to Exicure under this Agreement in accordance with Section 6.8. Notwithstanding anything to the contrary herein, the Parties acknowledge and agree that the Patents and Know-How licensed under the Northwestern Agreements would, absent the rights granted pursuant to the applicable Northwestern Agreement, constitute Blocking Platform IP and, if Allergan enters into a direct license with Northwestern following the termination of either Northwestern Agreement, Allergan shall be entitled to a *****% offset of the amounts payable under such direct license as set forth in this Section 3.7.4 and Section 6.8.
3.8.    No Implied Rights. Neither Party grants any right or license to the other Party under any Know-How, Patent or other intellectual property rights of such Party except as expressly granted in this Agreement. All rights not expressly granted by a Party under this Agreement are reserved to such Party. For the sake of clarity, in no event shall anything in this Agreement, including Section 3.3, be construed to include any grant of any right, license or other authorization by an Acquiring Entity to any Party to this Agreement to use any Acquiring Entity Intellectual Property or, except as expressly set forth in Section 3.5, to limit any grant of any right, license or other authorization by an Acquiring Entity to any Third Party to use any Acquiring Entity Intellectual Property to research, develop, commercialize or co-promote compounds or products.
3.9.    Disclosure of Know-How.
3.9.1.    Promptly following Allergan’s exercise of an Option, and thereafter at least once per Calendar Quarter or otherwise upon Allergan’s request, Exicure shall, and shall cause its Affiliates to, without additional compensation, disclose and make available to Allergan, in electronic form or hard-copy, as Allergan may reasonably request, copies of the physical embodiments of the Exicure Know-How and Joint Collaboration Know-How, including all clinical and non-clinical data, summaries of data, research, analyses and other information, in each case, relating to the applicable Compounds or Licensed Products, and any other information claimed or covered by any Exicure Patent or Joint Collaboration Patent or otherwise relating to any of the applicable Compound

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

or Licensed Product or the Exploitation thereof, in each case that are in Exicure’s possession or control as of the date of Allergan’s request.
3.9.2.    Exicure, at its own cost and expense, shall provide Allergan with all reasonable assistance required in order to transfer to Allergan the applicable Exicure Know-How, Joint Collaboration Know-How, and other information required to be produced pursuant to Section 3.9.1 above, in each case, in a timely manner, provided that Allergan will reimburse Exicure for all reasonable out-of-pocket expenses incurred by Exicure and its Affiliates in providing such assistance. Without limiting the foregoing, Exicure shall make available to Allergan, including at Allergan’s facilities, those of Exicure’s representatives as Allergan may reasonably request for purposes of transferring the Exicure Know-How, Joint Collaboration Know-How, or other information to Allergan or for purposes of Allergan acquiring expertise on the practical application of such information or assisting on issues arising during such Exploitation and, upon Allergan’s reasonable request, shall reasonably assist Allergan with respect to its Exploitation of the Licensed Products under this Agreement.
3.10.    Northwestern Agreements. The Parties acknowledge and agree that the rights and obligations under this Agreement are subject to certain terms of the Northwestern Agreements, as modified by the Northwestern Side Agreement, as set forth on Schedule 3.10. Allergan agrees to be bound by the terms and conditions of the provisions set forth on Schedule 3.10, as applicable, with respect to sublicenses under such Northwestern Agreements granted by Exicure to Allergan under Section 3.3, and Northwestern is hereby named an intended third party beneficiary solely with regard to the obligations of Allergan under this Section 3.10, without imposition of obligation or liability on the part of Northwestern to Allergan.
ARTICLE 4
GOVERNANCE
4.1.    Establishment of Joint Development Committee. Within ***** days of the Effective Date, the Parties shall establish a Joint Development Committee (the “JDC”) consisting of an appropriate number of representatives as may be agreed upon by the Parties, with an equal number of representatives designated by each Party. The initial members of the JDC will be nominated by the Parties promptly following the Effective Date. Such representatives shall be individuals suitable in seniority and experience and having sufficient authority to make decisions of the JDC with respect to matters within the scope of the JDC’s responsibilities. The JDC shall operate in accordance with the provisions of this Article 4, and shall have no authority to alter, amend or waive the terms and conditions of this Agreement, including any payment conditions or terms, periods for performance, or obligations of the Parties. A Party may change one or more of its representatives serving on the JDC at any time upon written notice to the other Party, provided that such replacement is of comparable authority and scope of functional responsibility within that Party’s organization as the person he or she is replacing. At its meetings, the JDC shall discuss the matters described below and such other matters as are reasonably requested by either Party. The JDC shall remain in effect, on a Collaboration Program-by-Collaboration Program basis, until the earliest of (a) such Collaboration Program becoming an Abandoned Program, (b) the expiration of the applicable Option Exercise Period with respect to such Collaboration Program, if Allergan has not exercised the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

applicable Option, or (c) the exercise of the applicable Option with respect to such Collaboration Program. Following the termination of the JDC, if Allergan has exercised the Option with respect to a Collaboration Program, Allergan shall have sole decision-making authority, in its sole discretion, over all matters concerning such Collaboration Program or the Licensed Products arising out of or from such Collaboration Program, and any information regarding such Collaboration Program will be exchanged directly between the Parties.
4.2.    Responsibilities of JDC. The JDC shall perform the following functions:
4.2.1.    establish the Candidate Criteria with respect to each Collaboration Program, and review and update such Candidate Criteria as necessary from time to time;
4.2.2.    periodically review each Development Plan, and discuss and approve any amendments to such Development Plan (including any such amendment proposed by either Party under Section 2.1.3 to the IND-Enabling Activities set forth in such Development Plan based on the results of the Initial Development Activities, including identification of the Compound(s) with respect to which such IND-Enabling Activities would be performed if Allergan makes an Extension Exercise);
4.2.3.    determine the information, data and results required to be included in the Initial Development Report and the IND-Enabling Data Package, respectively, for each Collaboration Program;
4.2.4.    facilitate the exchange of information regarding activities conducted under the Development Plans and the results of such activities, including reviewing and discussing reports provided by Exicure under Section 2.6, and providing guidance with respect to such activities;
4.2.5.    determine whether any Compound for which Exicure has conducted Initial Development Activities satisfies the Candidate Criteria for the applicable Collaboration Program;
4.2.6.    determine, by reference to the applicable requirements determined by the JDC pursuant to Section 4.2.3, whether each Initial Development Report or IND-Enabling Activities Data Package is complete;
4.2.7.    consult regarding the possible substitution of a Substitute Target for a Program Target upon Allergan’s request pursuant to Section 2.2;
4.2.8.    facilitate the exchange of information and Materials for purposes of the conduct of any Allergan-Conducted Activities pursuant to Section 2.3;
4.2.9.    review, discuss and attempt to resolve any technical or scientific issues arising in the conduct of the activities under the Development Plans;
4.2.10.    in the case of an Extension Exercise with respect to a Collaboration Program, review, comment on and approve the initial IND for a Compound under such Collaboration Program for submission by Allergan if Allergan exercises the Option; and

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.2.11.    perform such other functions as are specifically designated for the JDC in this Agreement or that the Parties mutually agree in writing to refer to the JDC.
4.3.    Co-Chairs. Each Party shall designate one of its representatives on the JDC to co-chair the meetings for the JDC (each, a “Co-Chair”). The Co-Chairs shall, through and with the assistance of the Alliance Managers, coordinate and prepare the agenda for, and ensure the orderly conduct of, the meetings of the JDC. The Co-Chairs shall, through and with the assistance of the Alliance Managers, solicit agenda items from the JDC members and provide an agenda, along with appropriate information for such agenda, reasonably in advance of any meeting. Such agenda shall include all items requested by either Co-Chair for inclusion therein. In the event the Co-Chairs or another JDC member from either Party is unable to attend or participate in a meeting of the JDC, the Party whose Co-Chair or member is unable to attend may designate a substitute co-chair or other representative for the meeting.
4.4.    Meetings. The JDC shall meet on a quarterly basis or as otherwise mutually agreed by the Parties. JDC meetings may be conducted by telephone, videoconference or in person. Any in-person JDC meetings shall be held on an alternating basis between Exicure’s and Allergan’s facilities, unless otherwise agreed by the Parties. Each Party shall be responsible for the cost of such Party’s own personnel and for its own expenses in attending such meetings and carrying out the other activities contemplated under this Article 4. As appropriate, the JDC may invite a reasonable number of non-voting employees, consultants and scientific advisors to attend its meetings as non-voting observers, provided that such invitees are bound by confidentiality obligations at least as stringent as the provisions set forth herein. Each Party may also call for special meetings of the JDC to discuss particular matters requested by such Party. The Alliance Managers shall provide the members of the JDC with no less than ***** Business Days’ notice of each regularly scheduled meeting and, to the extent reasonably practicable under the circumstances, no less than ***** Business Days’ notice of any special meetings called by either Party.
4.5.    Minutes. The Co-Chairs of the JDC (or their respective designees) shall keep the minutes of the JDC meetings on a rotating basis and shall send such minutes to all members of the JDC by e-mail for review and approval within ***** days after each such meeting. The JDC shall formally accept the minutes of the previous meeting at or before the next meeting of the JDC. Minutes will be deemed approved unless any member of the JDC objects to the accuracy of such minutes by providing written notice to the other members of the JDC prior to the next meeting of the JDC. Minutes shall list action items and shall designate any issues that need to be resolved by the JDC or applicable resolution process. In the event of any objection to the minutes that is not resolved by mutual agreement of the Parties, such minutes will be amended to reflect such unresolved dispute.
4.6.    JDC Decisions.
4.6.1.    All decisions of the JDC shall be made by unanimous vote, with each Party having one vote. In order to make any decision, the JDC must have present (in person or via telephone or videoconference) and voting at least one representative of each Party.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.6.2.    Subject to the terms of this Agreement, if the JDC cannot resolve a matter described in Section 4.2 within ***** days, or such shorter time as may be determined by the Parties, after it begins discussing any such matter (a “Committee Deadlock”), then the JDC shall escalate such Committee Deadlock to the Senior Officers for resolution by consensus. If, following consideration by the Senior Officers for a period of up to ***** days from the date of escalation of such Committee Deadlock there is still no consensus, then:
*****
4.7.    Alliance Managers. Each Party shall designate an individual to serve as the main point of contact for such Party to exchange information, facilitate communication and coordinate the Parties’ activities under this Agreement (each, an “Alliance Manager”). The Alliance Managers shall attend meetings (or designate an appropriate representative to attend meetings on the Alliance Manager’s behalf) between the Parties, including JDC meetings. Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party.
4.8.    Working Groups. Within ***** days of the Effective Date, the Parties will establish a joint working group (“JWG”) to oversee and facilitate the execution of the activities under each Development Plan. The JWG will consist of representatives from each Party with expertise in preclinical pharmacology, safety/toxicology, CMC/manufacturing and other functions as deemed relevant by the Parties. The JWG will meet periodically to review and discuss the progress of the activities under each Development Plan and any issues that have arisen in the course of such activities. The JWG will report to the JDC regarding the outcome of any such discussions. For clarity, the JWG may advise the JDC regarding decisions within the JDC’s purview, but will have no independent decision-making authority.
ARTICLE 5
DEVELOPMENT, COMMERCIALIZATION AND MANUFACTURE
5.1.    Development of Licensed Products.
5.1.1.    Development Diligence Obligations. Following Option Exercise for a Collaboration Program, Allergan shall use Commercially Reasonable Efforts, itself or through its Affiliates or Sublicensees, to Develop and seek and obtain Regulatory Approval for *****.
5.1.2.    Development Responsibilities. Following Option Exercise for a Collaboration Program, subject to Section 5.1.1, Allergan shall have the sole right and responsibility, in its sole discretion and at its sole cost and expense, to Develop the Compounds and Licensed Products arising out of or from such Collaboration Program, including all non-clinical, clinical and regulatory activities with respect thereto.
5.1.3.    Reports. Within ***** days following Option Exercise for a Collaboration Program, Allergan shall provide Exicure with a high-level development plan, in writing, summarizing its intended Development of the Licensed Products arising out of or from such Collaboration Program. Thereafter, on an annual basis until the First Commercial Sale of the first Licensed Product arising out such Collaboration Program, Allergan shall provide Exicure with a

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

high-level written development report regarding the status and progress of the Licensed Products arising out of or from such Collaboration Program. In addition, at least ***** months prior to the anticipated First Commercial Sale of the first Licensed Product arising out such Collaboration Program in any country in the Territory, and on an annual basis after such First Commercial Sale, within ***** days after such First Commercial Sale and each anniversary thereof, Allergan shall provide Exicure with a high-level commercialization plan setting forth the anticipated dates of First Commercial Sale and annual forecast of Net Sales of the Licensed Products in each of the United States, the Major European Countries and Japan. Allergan shall make its relevant personnel reasonably available to discuss the contents of any such report with Exicure upon Exicure’s request.
5.1.4.    Regulatory Affairs.
(a)    Following Option Exercise for a Collaboration Program, Allergan shall own, and be solely responsible, at its sole expense, for preparing, seeking, submitting and maintaining, all Regulatory Documentation for each Licensed Product arising out of or from such Collaboration Program, and shall, in its sole discretion, determine where such regulatory filings shall be submitted and the content thereof. All Regulatory Documentation relating to the Licensed Products shall be owned by and shall be the sole property and held in the name of Allergan or its designated Affiliate, Sublicensee or designee. Allergan shall have the sole right to conduct and control all interactions and communications with any Governmental Authority relating to any Licensed Product, or the Exploitation thereof.
(b)    If, during the Research Term or at any time that Exicure is performing activities related to a Collaboration Program following Option Exercise with respect thereto, any Governmental Authority conducts, or gives notice to Exicure of its intent to conduct, an inspection or audit at any investigational site or any Exicure office or facility or to take any other regulatory action, or otherwise makes an inquiry, in each case with respect to or involving or that would otherwise reasonably be expected to adversely affect any Licensed Product or the conduct of a Development Plan, Exicure shall, unless prohibited from doing so by applicable Law, notify Allergan within three Business Days after Exicure first learns of such governmental inspection or audit, and, where reasonably practicable, consult with Allergan in advance of implementing, and permit Allergan to comment on, any proposed plan of action for responding to or complying with any associated demand or request of such Governmental Authority. Wherever possible, and to the extent permitted under applicable Law, Exicure shall provide Allergan with the opportunity (i) to have a representative present at any such governmental inspection or audit to the extent relating to a Licensed Product and (ii) to review in advance and comment on any communications or submissions proposed to be made by Exicure to any Regulatory Authority in relation to any such inquiry, inspection or audit. Exicure shall not unreasonably reject any comments provided by Allergan under this Section 5.1.4. Following any

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

such inquiry, inspection or audit, Exicure shall provide to Allergan a copy of any report with respect thereto issued by the applicable Governmental Authority.
5.1.5.    Exicure Assistance. Exicure shall reasonably cooperate to assist Allergan, at Allergan’s request, in connection with any Development activities with respect to the Licensed Products, including under the preceding Sections 5.1.2 and 5.1.4. Such Development support, which may include support in connection with IND preparation and submission by Allergan and responding to FDA requests related to any submitted IND, shall continue after the Research Term, provided that Allergan will reimburse Exicure for its internal costs at the FTE Rate and for its reasonable out-of-pocket costs, in each case, incurred in connection with providing such assistance as evidenced through written documentation.
5.1.6.    Right of Reference. Exicure hereby grants to Allergan and its Affiliates and Sublicensees a “Right of Reference”, as that term is defined in 21 C.F.R. § 314.3(b) (or any successor rule or analogous Law recognized outside of the United States), to all Regulatory Documentation Controlled by Exicure or its Affiliates and all information and data therein, solely to apply for, obtain and maintain Regulatory Approval for the Compounds and the corresponding Licensed Products in the Field in the Territory in accordance with this Agreement. If requested by Allergan, Exicure will, and will cause its Affiliates to, provide a signed statement to this effect in accordance with applicable Laws.
5.2.    Commercialization of Licensed Products.
5.2.1.    Commercialization Diligence Obligations. With respect to each Collaboration Program for which Allergan has exercised its Option, Allergan shall use Commercially Reasonable Efforts to *****.
5.2.2.    Commercialization Responsibilities. Following Option Exercise for a Collaboration Program, subject to Section 5.2.1, Allergan shall have the sole right and responsibility, in its sole discretion and at its sole cost and expense, to Commercialize the Compounds and Licensed Products arising out of or from such Collaboration Program.
5.3.    Manufacturing of Licensed Products.
5.3.1.    Manufacturing Responsibilities. Following Option Exercise for a Collaboration Program, subject to Sections 5.1.1 and 5.2.1, Allergan shall have the sole right and responsibility, in its sole discretion and at its sole cost and expense, to Manufacture and have Manufactured the Compounds and Licensed Products arising out of or from such Collaboration Program.
5.3.2.    Third Party Subcontractors. Following Option Exercise for a Collaboration Program, at Allergan’s reasonable request, Exicure will use commercially reasonable efforts to facilitate the establishment of a business relationship between Allergan and any Third Party subcontractor that Exicure has engaged in the Manufacture of any Compounds, including by

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

facilitating introductions with such subcontractors, and assigning to Allergan any agreements with any such Third Party subcontractor that are exclusively related to such Compounds.
ARTICLE 6
FINANCIAL PROVISIONS
6.1.    Upfront Payment. Within 10 Business Days of the Effective Date, Allergan shall pay to Exicure a non-refundable, one-time lump sum payment in the amount of Twenty-Five Million USD ($25M).
6.2.    Option Extension Payment. Subject to the provisions of Section 3.1, on a Collaboration Program-by-Collaboration Program basis, if Allergan desires to extend the Option for a Collaboration Program through the Extended Option Exercise Period, Allergan shall pay to Exicure a one-time Option extension payment in the amount of Ten Million USD ($10M) (the “Option Extension Payment”). Any such Option Extension Payment shall be payable within five Business Days of Allergan’s delivery of the applicable Extension Exercise Notice.
6.3.    Option Exercise Payment. Subject to the provisions of Section 3.1, on a Collaboration Program-by-Collaboration Program basis, if Allergan desires to exercise the Option for a Collaboration Program, Allergan shall pay to Exicure a one-time Option exercise payment as follows depending on the timing of the applicable Option Exercise (the “Option Exercise Payment”):

Timing of Option Exercise	Option Exercise Payment
During Initial Option Exercise Period	$10M
After expiration of Initial Option Exercise Period and during Extended Option Exercise Period	$15M

Any such Option Exercise Payment shall be payable within five Business Days of Allergan’s delivery of the applicable Option Exercise Notice.
6.4.    Development and Regulatory Milestone Payments.
6.4.1.    Subject to the terms of this Agreement, following Option Exercise for a Collaboration Program, Allergan shall make the following payments to Exicure (the “Development and Regulatory Milestone Payments”) after the achievement by Allergan or any of its Affiliates or Sublicensees of the applicable event set forth below with respect to a Licensed Product (the “Development and Regulatory Milestone Events”):

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

	Development and Regulatory Milestone Event	Development and Regulatory Milestone Payment
1.	*****	*****
2.	*****	*****
3.	*****	*****
4.	*****	*****
5.	*****	*****
6.	*****	*****
7.	*****	*****
8.	*****	*****
* *****.

6.4.2.    Each of the Development and Regulatory Milestone Payments is payable only once with respect to the Licensed Products arising out of or from a given Collaboration Program upon the first achievement of such Development and Regulatory Milestone Event by a Licensed Product arising out of or from such Collaboration Program, regardless of the number of Licensed Products arising out of or from such Collaboration Program that achieve the applicable Development and Regulatory Milestone Event; provided, however, that *****.
6.4.3.    Each of Development and Regulatory Milestone Events 1 and 2 as set forth in Section 6.4.1 is intended to be successive. If a Licensed Product is not required to undergo such Development and Regulatory Milestone Event, such skipped Development and Regulatory Milestone Event will be deemed to have been achieved upon the achievement by such Licensed Product of the next successive Development and Regulatory Milestone Event. The Development and Regulatory Milestone Payment corresponding to any such skipped Development and Regulatory Milestone Event that is owed in accordance with the provisions of the foregoing sentence with respect to a given Licensed Product will be due concurrently with the Development and Regulatory Milestone Payment for the next successive Development and Regulatory Milestone Event by such Licensed Product, it being agreed that if a Licensed Product is not required to undergo Development and Regulatory Milestone Event 2, the corresponding Development and Regulatory Milestone Payment will be made upon the first to occur of Development and Regulatory Milestone Events 3, 4 or 5.
6.4.4.    Allergan shall deliver to Exicure written notice of the achievement of any Development and Regulatory Milestone Event for which a Development and Regulatory Milestone Payment is payable hereunder, together with the corresponding Development and Regulatory Milestone Payment, within ***** days after achievement of the applicable Development and Regulatory Milestone Event.
6.5.    Sales Milestones.
6.5.1.    Subject to the terms of this Agreement, following Option Exercise for a Collaboration Program, Allergan shall make the following payments to Exicure (the “Sales Milestone Payments”) after the achievement of the applicable event set forth below with respect

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

to aggregate Net Sales of all Licensed Products arising out of or from such Collaboration Program (the “Sales Milestone Events”):

Sales Milestone Event	Sales Milestone Payment
First Calendar Year in which aggregate global Net Sales of all Licensed Products arising out of or from the applicable Collaboration Program are greater than or equal to *****	*****
First Calendar Year in which aggregate global Net Sales of all Licensed Products arising out of or from the applicable Collaboration Program are greater than or equal to *****	*****
First Calendar Year in which aggregate global Net Sales of all Licensed Products arising out of or from the applicable Collaboration Program are greater than or equal to *****	*****

6.5.2.    Each of the Sales Milestone Payments is payable on a Collaboration Program-by-Collaboration Program basis only once with respect to the Licensed Products arising out of or from a Collaboration Program upon the first achievement of each Sales Milestone Event. If multiple Sales Milestone Events for a Collaboration Program are first achieved within the same Calendar Year, only the largest Sales Milestone Payment for a Sales Milestone Event so achieved shall be payable for such Calendar Year, and the Sales Milestone Payments for any other Sales Milestone Event so achieved shall remain payable in the next subsequent Calendar Year when such Sales Milestone Event is again achieved.
6.5.3.    Allergan shall deliver to Exicure written notice of the achievement of any Sales Milestone Event for which a Sales Milestone Payment is payable hereunder, together with the corresponding Sales Milestone Payment, within ***** days after achievement of the applicable Sales Milestone Event.
6.6.    Royalty Payments.
6.6.1.    Subject to the terms of this Agreement (including Section 6.6.2), on a Licensed Product-by-Licensed Product basis, Allergan or its Affiliates shall pay Exicure a royalty on annual Net Sales of each Licensed Product in the Territory as set forth in this Section 6.6 (“Royalty Payment”):

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Net Sales Tranche	Royalty Rate
For that portion of aggregate global Net Sales of the applicable Licensed Product in any given Calendar Year of less than or equal to *****	*****
For that portion of aggregate global Net Sales of the applicable Licensed Product in any given Calendar Year of greater than ***** but less than or equal to *****	*****
For that portion of aggregate global Net Sales of the applicable Licensed Product in any given Calendar Year of greater than ***** but less than or equal to *****	*****
For that portion of aggregate global Net Sales of the applicable Licensed Product in any given Calendar Year of greater than ***** but less than or equal to *****	*****
For that portion of aggregate global Net Sales of the applicable Licensed Product in any given Calendar Year of greater than *****	*****

6.6.2.    The Royalty Payment shall be payable to Exicure on a Licensed Product-by-Licensed Product and country-by-country basis starting upon First Commercial Sale of a Licensed Product in a country until the latest to occur of (a) the expiration of the last-to-expire Valid Claim of an Exicure Patent or Joint Collaboration Patent, in each case, that Covers the manufacture, use or sale of such Licensed Product in such country, (b) ***** years after First Commercial Sale of such Licensed Product in such country, or (c) the expiration of Regulatory Exclusivity for such Licensed Product in such country (the “Royalty Term”).
6.7.    Reductions.
6.7.1.    No Valid Claim Reduction. On a Licensed Product-by-Licensed Product and country-by-country basis, if, in any Calendar Quarter during the Royalty Term, there is no Valid Claim of an Exicure Patent or Joint Collaboration Patent, in each case, that Covers the manufacture, use or sale of a Licensed Product in a country, then the Net Sales of such Licensed Product in such country for such Calendar Quarter and each Calendar Quarter in the remainder of the Royalty Term will be reduced by ***** percent ***** for purposes of calculating the royalties payable to Exicure under Section 6.6.
6.7.2.    Generic Competition. On a Licensed Product-by-Licensed Product and country-by-country basis, if (a) a Licensed Product is sold in a country in the Territory and at any time one or more products that are Generic Products with respect to such Licensed Product are sold or marketed by a Third Party (other than a Generic Product sold by Allergan or any of its Affiliates or by any Sublicensee under a license granted by Allergan) in such country and (b) the total units of such Generic Product(s) sold in such country in any Calendar Quarter, as a percentage of the

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

total aggregate units of Licensed Products and such Generic Product(s) sold in such country in such Calendar Quarter, is at least ***** percent ***** (“Generic Product Presence”), then the Net Sales of such Licensed Product in such country during such Calendar Quarter and all subsequent Calendar Quarters during the Royalty Term will be reduced by ***** percent ***** for purposes of calculating the royalties payable to Exicure under Section 6.6. Units of Generic Products sold in a particular country for determining Generic Product Presence will be measured based on data provided by IMS International (or another Third Party data aggregating source reasonably selected by Allergan). If the data regarding units of Generic Products sold in a country is not available from any Third Party data aggregating source or able to be estimated by any methodology reasonably acceptable to both Parties, and the Net Sales of such Licensed Product in such country in any Calendar Quarter following the launch of a Generic Product in such country are less than ***** percent ***** of the Net Sales of such Licensed Product in the Calendar Quarter immediately prior to the launch of a Generic Product in such country, then Generic Product Presence shall be deemed to have occurred in such country, and the reduction set forth in this Section 6.7.2 shall apply for such Calendar Quarter.
6.7.3.    Royalty Floor for No Valid Claim and Generic Competition Reductions. The royalty reductions set forth in Section 6.7.1 and Section 6.7.2 shall be applied on a cumulative basis; provided, however, that in no event may any Royalty Payment payable to Exicure hereunder be reduced as a result of the application of the royalty reductions set forth in Section 6.7.1 and Section 6.7.2 by more than ***** percent ***** of the amount that would otherwise be owed to Exicure under Section 6.6.
6.8.    Anti-Stack. Allergan shall have the right to reduce any payments otherwise payable to Exicure under this Article 6 (but excluding for the avoidance of doubt any payments already made under this Article 6), following the application of all applicable reductions under Section 6.7.1 and Section 6.7.2, if applicable, by ***** percent ***** of any amounts, including upfront payments, milestones or royalties, that are paid by Allergan to any Third Party in consideration for a license or other rights under any Third Party IP in order to Exploit any Licensed Product (excluding any Other API); provided, however, that in no event may any payment otherwise payable to Exicure under this Article 6 be reduced as a result of the application of this reduction by more than ***** percent *****. In the event that Allergan is not able to deduct the full amount of the permitted deduction from the amount due to Exicure as a result of the proviso set forth in the preceding sentence, Allergan shall be entitled to deduct any undeducted excess amount from subsequent amounts owed to Exicure (subject in each case to the proviso set forth in the preceding sentence). Notwithstanding anything to the contrary in this Section 6.8, if Allergan obtains any rights to Blocking Platform IP in accordance with Section 3.7.4, then Allergan shall have the right to reduce any payments otherwise payable to Exicure under this Article 6, following the application of all applicable reductions under Section 6.7.1 and Section 6.7.2, if applicable, by ***** percent ***** of any amounts, including upfront payments, milestones or royalties, that are paid by Allergan to any Third Party in consideration for a license or other rights under such Blocking Platform IP, and, for clarity, such deduction shall not be subject to any payment floor (and shall be applied cumulatively with any deductions under the first sentence of this Section 6.8). In the event that Allergan is not able to deduct the full amount of the permitted deduction for payments to Third

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Parties from the amount due to Exicure, Allergan shall be entitled to deduct any undeducted excess amount from subsequent amounts owed to Exicure.
6.9.    Taxes. Each Party shall be responsible for its own taxes, duties, levies, imposts, assessments, deductions, fees, withholdings or similar charges imposed on or measured by net income or overall gross income (including branch profits), gross receipts, capital, ability or right to do business, property, and franchise or similar taxes pursuant to applicable Law. If Allergan is required to deduct or withhold from any payment due hereunder any taxes, duties, levies, imposts, assessments, deductions, fees, and other similar charges by applicable Law or any Governmental Authority (“Withholding Taxes”), then Allergan shall pay such Withholding Taxes to the local applicable Governmental Authority and make the payment to Exicure of the net amount due after deduction or withholding of such taxes. Such Withholding Taxes shall be treated for all purposes of this Agreement as having been paid to Exicure hereunder. Allergan shall submit reasonable proof of payment of the Withholding Taxes within a reasonable period of time after such Withholding Taxes are remitted to the Governmental Authority. The Parties shall reasonably cooperate to eliminate or minimize any such Withholding Taxes. Exicure shall indemnify and hold harmless Allergan for any such Withholding Taxes, including any interest and penalties thereon. Exicure represents and agrees that it is the beneficial owner of the payments and is a resident of the United States by virtue of the applicable Law of the United States, and does not have a fixed base, office or permanent establishment in Ireland through which it carries on a trade or business, and will notify Allergan of any change in such status. *****
6.10.    Value Added Tax. Notwithstanding anything contained in Section 6.9, this Section 6.10 shall apply with respect to VAT. All payments under this Agreement are exclusive of VAT. If any VAT is required in respect of any payments under applicable Law, the payor shall pay VAT at the applicable rate in respect of any such payments following the receipt of a valid VAT invoice in the appropriate form issued by the payee in respect of those payments, such VAT to be payable on the later of the due date of the payments to which such VAT relates and 60 days after the receipt by the payor of the applicable valid invoice relating to that VAT payment. The Parties will reasonably cooperate to issue valid VAT invoices for all amounts due under this Agreement consistent with VAT requirements. The payor shall not be responsible for any penalties and interest resulting from the failure by the payee to collect (if not included on a valid VAT invoice) or remit any such VAT. The Parties shall reasonably cooperate to report, eliminate or minimize the amount of any such VAT imposed on the transactions contemplated in this Agreement.
6.11.    Allergan Statements and Payment. Allergan shall, after the date of First Commercial Sale in any country in the Territory, deliver to Exicure, within ***** days after the end of each Calendar Quarter, a report setting forth for such Calendar Quarter the following information: (a) Net Sales of Licensed Products on a Licensed Product-by-Licensed Product, (b) the Royalty Payments due to Exicure on account of Net Sales of Licensed Products, (c) the exchange rates used in calculating any of the foregoing, and (d) any deductions provided for under this Agreement. If no Royalty Payments were payable for any such Calendar Quarter, Allergan’s report shall so state. Allergan shall pay such Royalty Payments simultaneously with the delivery of each such report.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

6.12.    Currency Exchange. For any currency conversion required in determining the amount of payments due hereunder, such conversion shall be made as follows: (a) when calculating Net Sales, the amount of such sales in foreign currencies shall be converted into USD using the average of the daily last price rate of exchange for such currencies for the relevant month utilized by Allergan for public financial accounting purposes in accordance with GAAP and (b) when calculating all other sums due under this Agreement, the amount in foreign currencies shall be converted into USD using the average of daily last price rate of exchange for such currencies for the relevant month utilized by Allergan for public financial accounting purposes in accordance with GAAP.
6.13.    Payment Method. All payments due to a Party hereunder shall be made via wire transfer of immediately available USD funds to an account designated in writing by that Party to the other Party.
6.14.    Records Retention; Financial Audit; Consolidation Reporting.
6.14.1.    Record Retention. Allergan shall maintain complete and accurate books, records and accounts for the calculation of Net Sales and Royalty Payments due, in sufficient detail to confirm the accuracy of any Royalty Payments required under this Agreement, which books, records and accounts shall be retained for at least three years after the end of the period to which such books and records pertain.
6.14.2.    Financial Audit. Exicure shall have the right to have an independent certified public accounting firm of internationally recognized standing reasonably acceptable to Allergan have access during normal business hours, upon reasonable prior written notice, to such of the records of Allergan and its Affiliates as may be required to verify the accuracy of the calculation of Net Sales and Royalty Payments due for any year ending not more than three years prior to the date of such request. Such verifications may not (a) be conducted for any Calendar Quarter more than three years after the end of such Calendar Quarter, (b) be conducted more than once in any 12 month period or (c) be repeated for any period unless, subject to the foregoing clauses (a) and (b), a subsequent verification uncovers a material error that is reasonable for Exicure to assume existed in previously audited records. The independent certified public accounting firm shall disclose to Exicure only the amounts which the independent certified public accounting firm believes to be due and payable hereunder (whether related to an underpayment or an overpayment), shall provide a copy of same to Allergan, and shall disclose no other information revealed in such audit. Any and all records of Allergan and its Affiliates examined by such independent certified public accounting firm shall be deemed Allergan’s Confidential Information, which may not be disclosed by said independent certified public accounting firm to any Third Party or (except for the information expressly sought to be confirmed by Exicure as set forth in this Section 6.14.2) to Exicure. Exicure shall bear all costs of such audit, unless the audit reveals a discrepancy in Allergan’s favor of more than ***** percent *****, in which case Allergan shall bear the cost of the audit. The result of the audit shall, in the absence of manifest error, be final and binding on the Parties.
6.14.3.    Payment of Additional Amounts. If, based on the results of any audit conducted under Section 6.14.2, payments are owed to a Party under this Agreement, then the other Party shall make such payments within ***** Business Days after the accounting firm’s written

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

report is delivered to the Parties, with interest calculated thereon in accordance with Section 6.15. If the report is contested by either, the Parties shall follow the dispute resolution procedures described in Section 12.3. The responsible Party shall pay any amount ultimately found due within ***** Business Days after resolution of the dispute.
6.15.    Interest on Late Payments. Any failure by either Party to make a payment of any undisputed amount when due shall obligate that Party to pay interest to the other Party on the amount unpaid at ***** (or, if lower, the maximum rate permitted by applicable Law) calculated on a daily basis and payable for the period from the date payment is due until the date payment is actually made, without prejudice to the recipient’s right to receive payment on the due date.
6.16.    Right to Offset. Each Party shall have the right to offset any amount owed by the other Party to such first Party under or in connection with this Agreement, including pursuant to Article 11 or in connection with any breach, against any payments owed by such first Party to such other Party under this Agreement, in each case based on a final determination by an independent certified public accounting firm pursuant to Section 6.14.2, any agreement of the Parties as to amounts owed or pursuant to an arbitration proceeding pursuant to Section 12.3, as applicable. Such offsets shall be in addition to any other rights or remedies available under this Agreement and applicable Law.
6.17.    Third Party Agreements. Exicure shall be solely responsible for (a) all payments under any Exicure Third Party Agreements, and (b) all payments to inventors (other than inventors that are representatives of Allergan) of any Exicure Technology or Joint Collaboration Technology, including payments under inventorship compensation laws.
6.18.    Reverse Royalty. On a Terminated Product-by-Terminated Product basis for any Terminated Product that is Covered by, uses or incorporates any of the Allergan Collaboration Technology or Joint Collaboration Technology, starting upon First Commercial Sale of such Terminated Product, Exicure shall pay Allergan a ***** percent ***** royalty on annual Net Sales (defined mutatis mutandis with Section 1.125) of Exicure, its Affiliates and its sublicensees of such Terminated Product in the Territory, which royalty shall be payable on a Terminated Product-by-Terminated Product and country-by-country basis until the latest to occur of (a) the last to expire Valid Claim of an Allergan Collaboration Patent or Joint Collaboration Patent that Covers the manufacture, use or sale of such Terminated Product in such country, (b) ***** years after First Commercial Sale of such Terminated Product in such country, and (c) the expiration of Regulatory Exclusivity for such Terminated Product in such country. The provisions of Section 6.7 through Section 6.15 shall apply, mutatis mutandis, with respect to Exicure’s payments to Allergan with respect to the Terminated Products under this Section 6.18.
ARTICLE 7
CONFIDENTIALITY
7.1.    Protection of Confidential Information. The Receiving Party shall not, and shall cause its Affiliates and its and their officers, directors, employees and agents not to, disclose or disseminate Confidential Information of the Disclosing Party to any Third Party unless expressly permitted hereunder, and shall not use such Confidential Information for any purpose other than in

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

performing the Receiving Party’s obligations or exercising the Receiving Party’s rights under this Agreement. In addition, the Receiving Party shall take, and shall cause its Affiliates to take, reasonable steps to protect the Confidential Information of the Disclosing Party from unauthorized use or disclosure, which steps shall be no less than those the Receiving Party takes to protect its own confidential or proprietary material of a similar nature. Each Party shall be responsible for any breach of its confidentiality obligations by its respective employees and agents. The foregoing obligations shall apply equally to all copies, extracts and summaries of the Disclosing Party’s Confidential Information.
7.2.    Certain Permitted Disclosures.
7.2.1.    Disclosure Required by Law. Notwithstanding the foregoing, the Receiving Party may disclose Confidential Information of the Disclosing Party to the extent such disclosure is required by applicable Law, provided that, to the extent it may legally do so, the Receiving Party shall: (a) give reasonable advance notice to the Disclosing Party of such disclosure to permit the Disclosing Party to use its reasonable efforts to secure confidential treatment of such Confidential Information prior to disclosure to the extent such treatment is applicable (whether through protective orders or otherwise), (b) cooperate with the Disclosing Party in the exercise of its right to protect the confidentiality of the Confidential Information and (c) disclose only that Confidential Information that is required to be disclosed.
7.2.2.    Disclosure for Agreement Purposes. The Receiving Party may disclose Confidential Information of the Disclosing Party to a Third Party to the extent such disclosure is reasonably necessary to exercise the rights granted to or retained by it under this Agreement or to perform its obligations under this Agreement, including in (a) preparing, filing, maintaining or prosecuting Patents, (b) prosecuting or defending litigation, or (c) submitting information to Governmental Authorities for the purpose of seeking Regulatory Approvals with respect to a Licensed Product, as applicable.
7.2.3.    Disclosure to Certain Third Parties. The Receiving Party may disclose such of the Disclosing Party’s Confidential Information to (a) its Affiliates, employees, directors, consultants and subcontractors who have a need to know such Confidential Information and (b) in the case of Allergan, its existing or potential Distributors, Sublicensees, collaboration partners and acquirers and (c) in the case of Exicure, Northwestern, in each case ((a) and (b) and (c)), who are bound by obligations of confidentiality and non-use at least as stringent as those by which the Receiving Party is bound hereunder. Notwithstanding the foregoing or anything to the contrary in this Agreement, Exicure may not disclose any Confidential Information of either Party to Northwestern unless such disclosure is made in accordance with Article 13 of the Northwestern Agreements, so as to ensure confidential treatment of such information by Northwestern.
7.3.    Return of Confidential Information. Upon termination of this Agreement, the Receiving Party shall promptly return or destroy all of the Disclosing Party’s Confidential Information, including all information relating to Licensed Products received hereunder and copies thereof in any medium, unless, and solely for so long as, the Receiving Party has continuing rights to use the foregoing pursuant to Article 9. Notwithstanding the foregoing, the Receiving Party may retain one copy for its legal files. Nothing herein shall require the erasure or destruction of back-

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

up media made in the ordinary course of business, provided that it is not accessible in the ordinary course of business.
7.4.    Unauthorized Use. If the Receiving Party becomes aware of any unauthorized use or disclosure of the Disclosing Party’s Confidential Information, it shall promptly notify the Disclosing Party of such unauthorized use or disclosure.
7.5.    Public Disclosure.
7.5.1.    Neither Party shall mention or otherwise use the name, logo or Trademark of the other Party or any of its Affiliates or any of its or their sublicensees or any abbreviation or adaptation thereof in any advertising, marketing, promotional or sales literature or other form of publicity or in any document employed to obtain funds or financing without the prior written approval of the Party whose name is to be used, except as follows:
(a)    Allergan, its Affiliates and Sublicensees may state that they are licensed under the Exicure Technology, and Exicure and its Affiliates may state that they have licensed the Exicure Technology to Allergan, its Affiliates and Sublicensees. For this purpose, each Party may use the name and logo of the other Party, and may make a high level non-confidential statement about the existence, scope and key terms of this contractual relationship that is consistent with and limited to the information that is included within any mutually agreed press releases (including that set forth on Schedule 7.5.1(c)) or any other communication content that the Parties mutually agree is acceptable for general public use or any other prior public disclosure made in accordance with this Article 7.
(b)    Either Party or its Affiliates may make such a disclosure and may disclose the contents of this Agreement and the Northwestern Side Agreement (i) subject to Section 7.2.1 and Section 7.5.2, as applicable, to the extent required by the rules of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded or (ii) to any acquirers, potential acquirers, investors, prospective investors, lenders and other potential financing sources who are obligated to (A) keep such information confidential and (B) use such information solely to evaluate the applicable transaction.
(c)    The Parties have agreed upon the content of a press release, which may be issued by Exicure substantially in the form and substance attached hereto as Schedule 7.5.1(c), upon a date to be mutually agreed by the Parties (or such earlier date as Exicure makes any disclosure or filing with respect to this Agreement under Section 7.5.1(b) or Section 7.5.2).
7.5.2.    If either Party is required to file this Agreement with the U.S. Securities and Exchange Commission (or any successor or replacement agency), the Parties shall in good faith seek to mutually agree upon an acceptable redacted version of this Agreement for such filing, and

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

the filing Party shall use commercially reasonable efforts to secure confidential treatment of this Agreement consistent with such mutually agreed redacted version.
7.6.    Publications. During the Term until exercise of the Option for a Collaboration Program by Allergan, neither Party shall make any publication, presentation or other announcement regarding such Collaboration Program, including the applicable Development Plan, Compounds and Licensed Products, unless such publication, presentation or announcement has been previously approved by the other Party (such consent not to be unreasonably withheld, conditioned or delayed) or unless required by applicable Law. Where any such publication, presentation or announcement is required by applicable Law the Party subject to such requirement shall use its commercially reasonable efforts to give prior written notice of any such proposed publication, presentation or announcement to the other Party. Such other Party shall respond promptly through its designated representative and in any event no later than ***** Business Days after receipt of such proposed publication, presentation or other announcement or such shorter period as may be required by the publication, presentation or announcement. The Party desiring to make such publication, presentation or announcement agrees to allow a reasonable period (not to exceed ***** days) to permit filings for patent protection and to otherwise address issues of Confidential Information or related competitive harm to the reasonable satisfaction of the other Party. Following the exercise of the Option for a Collaboration Program by Allergan, all publications, presentations and announcements regarding the applicable Compounds or Licensed Products arising out of or from such Collaboration Program shall be controlled by Allergan in its sole discretion.
ARTICLE 8
INTELLECTUAL PROPERTY
8.1.    Collaboration Technology.
8.1.1.    Ownership of Solely Invented Collaboration Technology. Subject to the licenses and other rights granted herein, as between the Parties, each Party shall be the sole owner and retain all right, title and interest in and to any and all Collaboration Know-How that is first conceived, discovered, developed or otherwise made solely by or on behalf of such Party (or its Affiliates or Sublicensees), and any and all Patents that claim such Collaboration Know-How.
8.1.2.    Ownership of Jointly Invented Collaboration Technology. Subject to the licenses and other rights granted herein, as between the Parties, the Parties shall each own an equal, undivided interest in any and all: (a) Collaboration Know-How that is first conceived, discovered, developed or otherwise made jointly by or on behalf of Exicure or its Affiliates, on the one hand, and Allergan or its Affiliates or Sublicensees, on the other hand (the “Joint Collaboration Know-How”); and (b) Patents that claim such Collaboration Know-How described in clause (a) (such Patents, the “Joint Collaboration Patents”, and, together with Joint Collaboration Know-How, the “Joint Collaboration Technology”). Each Party shall promptly disclose to the other Party in writing the development, making, conception or reduction to practice of any Collaboration Know-How or Collaboration Patents. Subject to the license granted under Section 3.3 and the other provisions of this Agreement, including the applicable exclusivity obligations under Section 3.5, each Party shall have the right to Exploit the Joint Collaboration Technology without a duty of seeking consent of or notice or accounting to the other Party.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

8.1.3.    United States Law. The determination of whether Know-How is conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with applicable Law in the United States, irrespective of where or when such conception, discovery, development or making occurs. Each Party shall, and does hereby, assign, and shall cause its Affiliates to, and use good faith efforts to cause its and their subcontractors and Sublicensees to, so assign, to the other Party, without additional compensation, such right, title and interest in and to any Collaboration Know-How or Collaboration Patents as is necessary to fully effect, as applicable, the allocation of ownership set forth in Section 8.1.1 or Section 8.1.2.
8.1.4.    Assignment Obligation. Each Party shall cause all Persons who perform Development activities, Manufacturing activities or regulatory activities for such Party under this Agreement or who conceive, discover, develop or otherwise make any Collaboration Know-How to be under an obligation to assign their rights in any Collaboration Know-How resulting therefrom to such Party, except (a) where applicable Law requires otherwise or (b) in the case of governmental, not-for-profit and public institutions that have standard policies against such an assignment (in which case ((a) or (b)), a suitable license, or right to obtain such a license, shall be obtained).
8.2.    Prosecution and Maintenance of Patents.
8.2.1.    Solely Owned Patents.
(a)    Except as expressly set forth in Section 8.2.1(b), Exicure shall have the first right (but not the obligation), in its sole discretion and at its sole cost, to prepare, file, prosecute and maintain all Exicure Patents.
(b)    From and after Option Exercise for a Collaboration Program, Allergan shall have the first right (but not the obligation), in its sole discretion and at its sole cost, to prepare, file, prosecute and maintain any Exicure Patents that constitute Product-Specific Patents arising out of or from such Collaboration Program.
(c)    Allergan shall have the sole right (but not the obligation), in its sole discretion and at its sole cost, to prepare, file, prosecute and maintain all Allergan Collaboration Patents.
(d)    If either Party (the “First Right Party”) elects not to file a patent application included in the Orange Book Patents or Product-Specific Patents that it is has the right to file under Section 8.2.1(a) or Section 8.2.1(b), in any country, or elects to cease the prosecution or maintenance of any such Patent in any country, then such Party shall provide the other Party (the “Second Right Party”) with written notice immediately, but not less than 30 days before any action is required, upon the decision to not file or continue the prosecution of such patent application or maintenance of such Patent. In the event that the First Right Party has provided notice to the Second Right

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Party as described in the preceding sentence, the Second Right Party shall be permitted, at its sole cost, to file or continue prosecution or maintenance of such Patent in such country using patent counsel selected by the Second Right Party and reasonably acceptable to the First Right Party; provided that if Exicure makes a decision to not file or continue the prosecution of an Orange Book Patent that is not a Product-Specific Patent based upon a good faith, strategic rationale, and Exicure provides a description of such strategic rationale in its written notice to Allergan, then Allergan will not have the second right to file such patent application under this Section 8.2.1(d).
8.2.2.    Jointly Owned Patents.
(a)    If any Joint Collaboration Know-How arises under this Agreement, the Parties shall promptly meet to discuss and determine the patent strategy with respect thereto.
(b)    Allergan shall have the first right, but not the obligation, to prepare, file, prosecute and maintain any Joint Collaboration Patent throughout the world using patent counsel selected by Allergan and reasonably acceptable to Exicure. Exicure shall reimburse Allergan for ***** percent ***** of the reasonable out-of-pocket costs incurred by Allergan in preparing, filing, prosecuting and maintaining such Joint Collaboration Patents, which reimbursement will be made pursuant to invoices submitted by Allergan to Exicure no more often than once per Calendar Quarter.
(c)    If Allergan elects not to file a patent application included in such Joint Collaboration Patents in any country or elects to cease the prosecution or maintenance of any such Joint Collaboration Patent in any country, then Allergan shall provide Exicure with written notice immediately, but not less than 30 days before any action is required, upon the decision to not file or continue the prosecution of such patent application or maintenance of such patent. In the event Allergan has provided notice to Exicure as described in the preceding sentence, Exicure shall be permitted to file or continue prosecution or maintenance of such Joint Collaboration Patent in such country using patent counsel selected by Exicure and reasonably acceptable to Allergan. Allergan shall reimburse Exicure for ***** percent ***** of the reasonable out-of-pocket costs incurred by Exicure in preparing, filing, prosecuting and maintaining such Joint Collaboration Patent, which reimbursement will be made pursuant to invoices submitted by Exicure to Allergan no more often than once per Calendar Quarter.
(d)    If either Party (the “Declining Party”) at any time declines to share in the costs of filing, prosecuting and maintaining any Joint Collaboration Patent, on a country-by-country basis, the Declining Party shall provide the other Party (the “Continuing Party”) with 30 days’ prior written notice to such effect, in which event, (i) the Declining Party shall have no responsibility

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

for any expenses incurred in connection with such Joint Collaboration Patent after the end of such 30 day period, (ii) if the Continuing Party elects to continue prosecution or maintenance, the Declining Party, upon the Continuing Party’s request, shall execute such documents and perform such acts, at the Continuing Party’s expense, as may be reasonably necessary to permit the Continuing Party to file, prosecute and maintain such Joint Collaboration Patent, (iii) the Declining Party shall have no further information, review or comment rights with respect to the prosecution, maintenance or enforcement of such Joint Collaboration Patent and (iv) if Allergan is the Declining Party, such Joint Collaboration Patent will no longer be included in the exclusive license granted under Section 3.3. For the avoidance of doubt, the Declining Party will retain its right to Exploit such Joint Collaboration Patent without a duty of seeking consent of or notice or accounting to the Continuing Party in accordance with Section 8.1.2.
8.2.3.    Cooperation Regarding Prosecution of Patents. Each Party shall cooperate with the other Party to the extent reasonably necessary for such Party to prosecute the Product-Specific Patents, Joint Collaboration Patents, Exicure Collaboration Patents (to the extent that such Exicure Collaboration Patents are necessary or useful to Exploit a Compound or a Licensed Product) or Orange Book Patents in the Territory, including the execution and delivery of documents to such prosecuting Party (the “Prosecuting Party”) at such other Party’s (the “Non-Prosecuting Party”) cost and expense, and providing access to relevant documents (including laboratory notebooks) and other evidence and making its employees available at reasonable business hours. The Prosecuting Party with respect to any of the foregoing Patents in the Territory shall give the Non-Prosecuting Party an opportunity to review any application with respect to such Patent before filing, shall consult with the Non-Prosecuting Party with respect thereto, and shall consider any reasonable comments of the Non-Prosecuting Party with respect thereto. The Prosecuting Party shall supply the Non-Prosecuting Party with a copy of the application as filed, together with notice of its filing date and serial number. The Prosecuting Party shall keep the Non-Prosecuting Party reasonably informed of the status of the actual and prospective patent filings (including the grant of any such Patent), and shall provide advance copies of any official correspondence related to the filing, prosecution and maintenance of such patent filings.
8.3.    Enforcement of Patents.
8.3.1.    Notice. Each Party shall provide to the other Party prompt written notice of any actual or threatened infringement of any Orange Book Patent, Product-Specific Patent, Joint Collaboration Patent or Allergan Collaboration Patent in the Territory of which such Party becomes aware.
8.3.2.    Enforcement of Patents Covering Licensed Products.
(a)    Allergan shall have the first right to enforce any Orange Book Patents, Product-Specific Patents and other Joint Collaboration Patents against any Third Party infringer of such Patents that is actually or potentially Exploiting a product that is or would be competitive with a Licensed Product (a

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

“Competitive Infringement”), including, subject to the provisions of Article 11 (including each Party’s right and obligation to defend against any Third Party Claim for which such Party has indemnification obligations thereunder), as a defense or counterclaim in connection with any Third Party Infringement Claim against Allergan or any of its Affiliates or its or their Sublicensees, at its sole cost and expense, using counsel of its choice. If Allergan fails to take commercially reasonable steps to prosecute or settle any such Competitive Infringement within 90 days of receiving a notice with respect to such infringement pursuant to Section 8.3.1 or within 10 Business Days before the time limit, if any, under applicable Law for taking any action with respect to the timeframe of any other relevant regulatory or statutory framework that may govern, or earlier notifies Exicure in writing of its intent not to bring such action or proceeding (whichever is earlier), Exicure may enforce, at its sole cost and expense, using counsel of its choice, such Orange Book Patent, Product-Specific Patent or Joint Collaboration Patent against such Competitive Infringement, unless Allergan notifies Exicure of a strategic rationale in good faith for non-enforcement of such Orange Book Patent, Product-Specific Patent or Joint Collaboration Patent. Any strategic rationale will be considered as made in good faith by Allergan if such strategic rationale is for any reason other than to avoid or reduce any payments payable to Exicure as set forth in Article 6. The non-enforcing Party under this Section 8.3.2(a) may participate in such enforcement at its sole cost and expense and using counsel of its choice, provided that the other Party shall, subject to Section 8.3.4, retain the right to control such Competitive Infringement action.
(b)    For all other enforcement of any Product-Specific Patents and other Joint Collaboration Patents against any actual or potential infringers, the Parties shall consult with each other in good faith regarding such possible enforcement and determine by mutual agreement an appropriate course of action.
8.3.3.    Enforcement of Other Patents. Except as otherwise expressly set forth in Section 8.3.2, Exicure shall have the sole right (but not the obligation), in its sole discretion, to enforce the Exicure Patents, except that, with respect to the enforcement of Orange Book Patents that are not Product-Specific Patents or Joint Collaboration Patents, Exicure shall consider in good faith the interests of Allergan in so doing. Allergan shall have the sole right (but not the obligation), in its sole discretion, to enforce the Allergan Collaboration Patents.
8.3.4.    Cooperation Regarding Enforcement of Patents. The Parties shall cooperate fully in any enforcement action pursuant to Section 8.3.2, including by making the inventors, applicable records, and documents (including laboratory notebooks) with respect to the relevant Patents available to the enforcing Party and its advisors at the enforcing Party’s request. The non-enforcing Party shall, and shall cause its Affiliates to, assist and cooperate with the enforcing Party, as the enforcing Party may reasonably request from time to time, in connection with its activities

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

set forth in Section 8.3.2, including joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence, making its employees available at reasonable business hours, and executing any settlement agreement that meets the requirements of this Section 8.3.4 as requested by the enforcing Party, provided that the enforcing Party shall reimburse the non-enforcing Party for its reasonable and verifiable out-of-pocket costs and expenses incurred in connection therewith. Unless otherwise set forth herein, the enforcing Party shall have the right to settle such claim, provided that neither Party shall have the right to settle any litigation or claim under Section 8.3.2 in a manner that (a) imposes any costs or liability on the other Party or its Affiliates or its or their sublicensees, (b) involves any admission by the other Party or its Affiliates or its or their sublicensees, (c) admits the invalidity or unenforceability (in whole or in part) of intellectual property owned or Controlled by the other Party or its Affiliates or its or their licensees, or (d) imposes restrictions or obligations on the other Party or its Affiliates or licensees not otherwise permitted under this Agreement, in each case ((a) through (d)), without the express written consent of such other Party, which consent shall not be unreasonably withheld, conditioned or delayed. In connection with any activities with respect to an action prosecuted by the applicable enforcing Party pursuant to Section 8.3.2 involving Patents owned or Controlled by the other Party, without limiting any of the enforcing Party’s other obligations in this Section 8.3.4, the enforcing Party shall (i) prior to taking any steps to enforce such Patents under Section 8.3.2, inform and consult with the non-enforcing Party as to the proposed strategy for the enforcement of such Patents, (ii) keep the non-enforcing Party reasonably informed of any material steps proposed to be taken and taken, and provide copies of all material documents filed or received, in connection with such action, and (iii) consider in good faith any comments from the non-enforcing Party with respect thereto. In addition, with respect to any Competitive Infringement, unless there are no Product-Specific Patents or Joint Collaboration Patents that may be enforced against such Competitive Infringement, Allergan’s strategy for enforcing the Orange Book Patents that are not Product-Specific Patents or Joint Collaboration Patents against such Competitive Infringement shall be subject to Exicure’s prior approval, provided that Exicure may only withhold its approval if the proposed strategy could reasonably be expected to materially adversely affect Exicure or its Affiliates or any of its or their licensees; and provided, further, that Exicure’s approval shall be deemed to be granted if Exicure does not provide written notice of an objection to Allergan within ten (10) Business Days of Exicure’s receipt of a written notice from Allergan that Allergan intends to enforce such Patents and describing in reasonable detail the Competitive Infringement and Allergan’s proposed strategy with respect thereto.
8.3.5.    Recoveries.
(a)    Except as otherwise agreed by the Parties in writing, any recovery realized as a result of enforcing a Patent under Section 8.3.2(a) (whether by way of settlement or otherwise) shall be first allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses). Any remainder after such reimbursement is made shall be *****
(b)    Any recovery realized as a result of enforcing a Patent under Section 8.3.2(b) (whether by way of settlement or otherwise) shall be first allocated

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses). Any remainder after such reimbursement is made shall be *****.
8.3.6.    Delegation of Enforcement Rights. Allergan shall have the right, in its sole discretion, to delegate its rights under this Section 8.3 in whole or in part to any of its Affiliates or Sublicensees, provided that any such Affiliate or Sublicensee shall comply with the terms of this Section 8.3.
8.4.    Invalidity or Unenforceability Actions.
8.4.1.    Notice. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability, including any inter partes review, post-grant review, reexamination, opposition or any other similar action before a patent office, of any of the Exicure Patents, Joint Collaboration Patents or Allergan Collaboration Patents by a Third Party of which such Party becomes aware (an “Invalidity/Unenforceability Action”).
8.4.2.    Control of Invalidity or Unenforceability Actions Involving Orange Book Patents, Product-Specific Patents or Joint Collaboration Patents.
(a)    Allergan shall have the first right to defend: (1) any Product-Specific Patents against any Invalidity/Unenforceability Action with respect to such Product-Specific Patent; and (2) any Orange Book Patent that is not a Product-Specific Patent solely (x) against any assertion of invalidity or unenforceability that is raised in any forum by a Third Party defendant in a Competitive Infringement action initiated by Allergan pursuant to Section 8.3.2(a) (including as a defense or counterclaim in connection with such Competitive Infringement action), or (y) for so long as a Licensed Product is the only product with respect to which such Orange Book Patent is listed in the Orange Book, against any Invalidity/Unenforceability Action with respect to such Orange Book Patent; in each case, using counsel of its choice and at its sole cost and expense. If Allergan does not take commercially reasonable steps to defend against an Invalidity/Unenforceability Action under this Section 8.4.2(a) by the earlier of (a) 90 days after notice of such Invalidity/Unenforceability Action, and (b) 10 Business Days before the time limit, if any, under applicable Law for taking any action with respect to the defense of such Invalidity/Unenforceability Action, then (i) Allergan shall so notify Exicure and (ii) Exicure shall have the right (but not the obligation) to defend against such Invalidity/Unenforceability Action at its sole cost and expense, using counsel of its choice. The Party not controlling the defense of any Invalidity/Unenforceability Action under this Section 8.4.2(a) may participate in such defense at its sole cost and expense and using counsel of its choice, provided that the other Party shall, subject to Section 8.4.4, retain the right to control the defense of such Invalidity/Unenforceability Action.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(b)    For any Invalidity/Unenforceability Action with respect to any other Joint Collaboration Patents, the Parties shall consult with each other in good faith regarding the defense against such Invalidity/Unenforceability Action and determine by mutual agreement an appropriate course of action.
8.4.3.    Control of Invalidity or Unenforceability Actions Involving Other Patents.
(a)    Allergan shall have the sole right (but not the obligation), in its sole discretion, to defend any Invalidity/Unenforceability Action with respect to the Allergan Collaboration Patents.
(b)    Except as otherwise expressly set forth in Section 8.4.2, Exicure shall have the sole right (but not the obligation), in its sole discretion, to defend any Invalidity/Unenforceability Action with respect to the Exicure Patents, except that with respect to the defense of any Invalidity/Unenforceability Action with respect to Orange Book Patents that are not Product-Specific Patents or Joint Collaboration Patents, Exicure shall consider in good faith the interests of Allergan in so doing.
8.4.4.    Cooperation. The Parties shall cooperate fully in defense of any Invalidity/Unenforceability Action pursuant to Section 8.4.2, including by making applicable records and documents (including laboratory notebooks) with respect to the relevant Invalidity/Unenforceability Action available to the Party controlling such defense (the “Controlling Party”) on the Controlling Party’s request. The non-Controlling Party shall, and shall cause its Affiliates to, assist and cooperate with the Controlling Party, as the Controlling Party may reasonably request from time to time, in connection with its activities set forth in this Section 8.4.2, including, where necessary, joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours, and executing any settlement agreement that meets the requirements of this Section 8.4.4 as requested by the Controlling Party, provided that the Controlling Party shall reimburse the non-Controlling Party for its reasonable and verifiable out-of-pocket costs and expenses incurred in connection therewith. Unless otherwise set forth herein, the Controlling Party shall have the right to settle an Invalidity/Unenforceability Action, provided that neither Party shall have the right to settle any Invalidity/Unenforceability Action under Section 8.4.2 in a manner that (a) imposes any costs or liability on the other Party or its Affiliates or its or their sublicensees, (b) involves any admission by the other Party or its Affiliates or its or their sublicensees, (c) admits the invalidity or unenforceability (in whole or in part) of intellectual property owned or Controlled by the other Party or its Affiliates or its or their licensees, or (d) imposes restrictions or obligations on the other Party or its Affiliates or licensees not otherwise permitted under this Agreement, in each case ((a) through (d)), without the express written consent of such other Party (which consent shall not be unreasonably withheld, conditioned or delayed). In connection with any activities with respect to defense of an Invalidity/Unenforceability Action under Section 8.4.2, the Controlling Party shall (i) prior to taking any steps to defend such Invalidity/Unenforceability Action under Section 8.4.2, inform and consult with the non-Controlling Party as to the proposed strategy for the defense of such Invalidity/Unenforceability Action, (ii) keep the non-Controlling Party reasonably informed of any material steps proposed to

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

be taken or taken, and provide copies of all material documents filed or received, in connection with such action, and (iii) consider in good faith any comments from the non-Controlling Party with respect thereto. In addition, with respect to any defense of an Invalidity/Unenforceability Action with respect to any Orange Book Patent that is not a Product-Specific Patent or a Joint Collaboration Patent, unless there are no Product-Specific Patents or Joint Collaboration Patents that Cover a Licensed Product Covered by such Orange Book Patents, Allergan’s strategy for defending against such Invalidity/Unenforceability Action with respect to such Orange Book Patent shall be subject to Exicure’s prior approval, provided that Exicure may only withhold its approval if the proposed strategy could reasonably be expected to materially adversely affect Exicure or its Affiliates or its or their licensees; and provided, further, that Exicure’s approval shall be deemed to be granted if Exicure does not provide written notice of an objection to Allergan within ten (10) Business Days of Exicure’s receipt of a written notice from Allergan that it intends to defend such Patents and describing in reasonable detail the Invalidity/Unenforceability Action and Allergan’s proposed strategy with respect thereto.
8.5.    Infringement Claims by Third Parties.
8.5.1.    Notice. If the Exploitation of a Licensed Product in the Field in the Territory pursuant to this Agreement results in, or is reasonably expected to result in, any claim, suit or proceeding by a Third Party alleging infringement by Exicure, Allergan or any of its Affiliates or its or their Sublicensees, distributors or customers (a “Third Party Infringement Claim”), including any defense or counterclaim in connection with an infringement action initiated pursuant to Section 8.3, the Party first becoming aware of such alleged infringement shall promptly notify the other Party thereof in writing.
8.5.2.    Defense of Third Party Infringement Claims. Subject to the provisions of Article 11, including each Party’s right and obligation to defend against any Third Party Claim for which such Party has indemnification obligations thereunder, Allergan shall have the first right (but not the obligation) to defend against any Third Party Infringement Claim against Allergan or any of its Affiliates or its or their Sublicensees at its sole cost and expense, using counsel of its choice. The Party having the first right to defend against a Third Party Infringement Claim shall be the “Defending Party”. If Allergan does not take commercially reasonable steps to defend against a Third Party Infringement Claim by the earlier of (a) 90 days after notice of such Third Party Infringement Claim, and (b) 10 Business Days before the time limit, if any, under applicable Law for taking any action with respect to the defense of such Third Party Infringement Claim, then (i) Allergan shall so notify Exicure and (ii) Exicure shall have the right (but not the obligation) to defend against such Third Party Infringement Claim at its sole cost and expense, using counsel of its choice, and shall thereafter be deemed the Defending Party with respect to such Third Party Infringement Claim. The non-Defending Party may participate in the defense of any Third Party Infringement Claim, at its sole cost and expense and using counsel of its choice, provided that the Defending Party shall retain the right to control the defense of such Third Party Infringement Claim.
8.5.3.    Cooperation. The Parties shall cooperate fully in defense of any Third Party Infringement Claim pursuant to this Section 8.5, including by making applicable records and documents (including laboratory notebooks) with respect to the relevant Third Party Infringement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Claim available to the Defending Party on the Defending Party’s request. The non-Defending Party shall, and shall cause its Affiliates to, assist and cooperate with the Defending Party, as the Defending Party may reasonably request from time to time, in connection with its activities set forth in this Section 8.5, including, where necessary, joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours, and executing any settlement agreement that meets the requirements of this Section 8.5.3 as requested by the Defending Party, provided that the Defending Party shall reimburse the non-Defending Party for its reasonable and verifiable out-of-pocket costs and expenses incurred in connection therewith. Unless otherwise set forth herein, the Defending Party shall have the right to settle a Third Party Infringement Claim, provided that neither Party shall have the right to settle any Third Party Infringement Claim under this Section 8.5 in a manner that imposes any costs or liability on, or involves any admission (other than an admission limited to the subject matter of the settlement agreement) by, the other Party or its Affiliates or its or their sublicensees, without the express written consent of such other Party (which consent shall not be unreasonably withheld, conditioned or delayed). For clarity, any admission as to the invalidity or unenforceability of intellectual property owned or Controlled by the other Party or its Affiliates shall not be considered to be an admission limited to the subject matter of the settlement agreement for purposes of the preceding sentence. In connection with any activities with respect to defense of a Third Party Infringement Claim, the Defending Party shall (a) consult with the non-Defending Party as to the strategy for the defense of such Third Party Infringement Claim, (b) consider in good faith any comments from the non-Defending Party with respect thereto, and (c) keep the non-Defending Party reasonably informed of any material steps taken, and provide copies of all material documents filed, in connection with such action.
8.5.4.    Damages. Any damages or other awards, including royalties, incurred in connection with any Third Party Infringement Claim defended by a Party under this Section 8.5 such Party shall be solely responsible for paying such awards, subject to and without prejudice to Allergan’s rights and obligations under Section 6.8 and Article 11, as applicable.
8.6.    Patent Term Extension and Supplementary Protection Certificate. Allergan shall have the sole right to make decisions regarding, and Allergan shall have the sole right to apply for, patent term extensions, in the Territory, including the United States with respect to extensions pursuant to 35 U.S.C. § 156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable, for Product-Specific Patents, Joint Collaboration Patents and Allergan Collaboration Patents with respect to the Licensed Products, in each case including whether or not to so apply. In addition, Allergan shall have the right to make decisions regarding, and Allergan shall have the right to apply for, patent term extensions, in the Territory, including the United States with respect to extensions pursuant to 35 U.S.C. § 156 et. seq. and in other jurisdictions pursuant to supplementary protection certificates, and in all jurisdictions with respect to any other extensions that are now or become available in the future, wherever applicable, for Orange Book Patents that are not Product-Specific Patents, Joint Collaboration Patents or Allergan Collaboration Patents (the “General Orange Book Patents”) with respect to the Licensed Products, in each case including whether or not to so apply, except to the extent that, on a General Orange Book Patent-by-General Orange Book Patent basis, at the time Allergan desires to elect to

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

apply a patent term extension to any such General Orange Book Patent with respect to a Licensed Product, (a) an application for patent term extension has already been made by Exicure or any of its Affiliates or its or their licensees with respect to a product in the applicable jurisdiction, (b) such product has already received Regulatory Approval in such jurisdiction (and such Regulatory Approval occurred prior to the Regulatory Approval of the applicable Licensed Product for which Allergan desires to elect to apply a patent term extension to such General Orange Book Patent), and (c) Exicure or any of its Affiliates or its or their licensees has elected to apply its patent term extension with respect to such product to such General Orange Book Patent. If Allergan desires to apply for a patent term extension for any Exicure Patents for which Allergan has a right to apply for patent term extension under this Section 8.6, then Allergan shall notify Exicure and shall consider in good faith Exicure’s reasonable comments with respect thereto, provided that Allergan shall have the final decision with respect to any such listing. Exicure shall provide prompt and reasonable assistance, as requested by Allergan, including by taking such action as is required of the Regulatory Approval holder or Patent owner under any applicable Law to obtain such extension or supplementary protection certificate.
8.7.    Patent Listing. Allergan shall have the full and exclusive right, in its sole discretion, to determine and control the listing of any Exicure Patents, Joint Collaboration Patents and Allergan Collaboration Patents in the then-current edition of the Orange Book, or in equivalent patent listings in any other country within the Territory, in connection with the Regulatory Approval of any Licensed Product. If Allergan desires to include in any such listing any Exicure Patents, then Allergan shall notify Exicure and shall consider in good faith Exicure’s reasonable comments with respect thereto, provided that Allergan shall have the final decision with respect to any such listing.
8.8.    Trademarks for Licensed Product.
8.8.1.    Ownership. Allergan shall be solely responsible for developing, selecting, searching, registering and maintaining, and shall be the exclusive owner of, all Product Trademarks, trade dress, logos, slogans, designs, copyrights and domain names used on or in connection with Licensed Products, together with all goodwill associated with, or symbolized by, any of the foregoing.
8.8.2.    Notice. Each Party shall provide to the other Party prompt written notice of any actual or threatened infringement of the Product Trademarks in the Territory and of any actual or threatened claim that the use of the Product Trademarks in the Territory violates the rights of any Third Party, in each case, of which such Party becomes aware.
8.8.3.    Prosecution of Product Trademarks. Allergan shall have the sole right to register, prosecute and maintain the Product Trademarks using counsel of its own choice. All costs and expenses of registering, prosecuting and maintaining the Product Trademarks shall be borne solely by Allergan.
8.8.4.    Enforcement of Product Trademarks. Allergan shall have the sole right to take such action as Allergan deems necessary against a Third Party based on any alleged, threatened or actual infringement, dilution, misappropriation or other violation of or unfair trade practices or any other like offense relating to, the Product Trademarks by a Third Party in the Territory at its

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

sole cost and expense and using counsel of its own choice. Allergan shall retain any damages or other amounts collected in connection therewith.
8.8.5.    Third Party Claims. Allergan shall have the sole right to defend against and settle any alleged, threatened or actual claim by a Third Party that the use or registration of the Product Trademarks in the Territory infringes, dilutes, misappropriates or otherwise violates any Trademark or other right of that Third Party or constitutes unfair trade practices or any other like offense or any other claims as may be brought by a Third Party against a Party in connection with the use of the Product Trademarks with respect to a Licensed Product in the Territory at its sole cost and expense and using counsel of its own choice. Allergan shall retain any damages or other amounts collected in connection therewith.
8.8.6.    Cooperation. Exicure shall, and shall cause its Affiliates to, assist and cooperate with Allergan, as Allergan may reasonably request from time to time, in connection with its activities set forth in this Section 8.8, including where necessary, joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence and making its employees available at reasonable business hours, provided that Allergan shall reimburse Exicure for its reasonable and verifiable out-of-pocket costs and expenses incurred in connection therewith.
ARTICLE 9
TERM AND TERMINATION
9.1.    Term. Unless terminated earlier pursuant to this Article 9, the term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until (a) if both Option Exercise Periods expire without Allergan exercising either Option, the expiration of the later to expire Option Exercise Period, and (b) if either or both Options are exercised on a Licensed Product-by-Licensed Product and country-by-country basis, the expiration of the Royalty Term for such Licensed Product in such country (the “Term”). On a Licensed Product-by-Licensed Product and country-by-country basis, if an Option Exercise was made with respect to the applicable Collaboration Program, then upon the expiration of the Royalty Term for a Licensed Product in a country, the license granted to Allergan pursuant to Section 3.3 shall become worldwide, fully paid-up, irrevocable and perpetual with respect to such Licensed Product in such country.
9.2.    Termination at Will by Allergan. Allergan shall have the right to terminate this Agreement for any reason or no reason, either in its entirety or on a Collaboration Program-by-Collaboration Program basis, at any time on ***** prior written notice to Exicure.
9.3.    Material Breach.
9.3.1.    In the event of a material breach of this Agreement by a Party (the “Defaulting Party”), the other Party (the “Non-Defaulting Party”) shall have the right to terminate this Agreement on a Collaboration Program-by-Collaboration Program basis (if an Option Exercise has not been made with respect to the applicable Collaboration Program) or a Licensed Product-by-Licensed Product basis (if an Option Exercise has been made with respect to the applicable Collaboration Program), solely with respect to the Collaboration Program or Licensed Product to

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

which such material breach relates, as applicable, or with respect to this Agreement in its entirety if the material breach relates to the entire Agreement, by providing written notice to the Defaulting Party specifying the nature of such breach in reasonable detail, with such termination becoming effective upon the Non-Defaulting Party notifying the Defaulting Party of such termination not less than ***** from receipt of such notice of material breach by the Defaulting Party, unless the Defaulting Party has cured such breach within such ***** period.
9.3.2.    Notwithstanding the foregoing: (a) any such ***** cure period shall be extended for an additional ***** or such longer period as is reasonably required to cure such breach if (in each case) such breach is not a failure to pay amounts due under this Agreement and the Defaulting Party is employing ongoing, Commercially Reasonable Efforts to cure such alleged material breach (which longer period shall not, in any event, be more than ***** and (b) if either Party initiates a dispute resolution procedure under Section 9.4 on or before the end of such initial ***** cure period with respect to a Party’s right to terminate this Agreement pursuant to this Section 9.3 and is diligently pursuing such procedure, the cure period set forth in this Section 9.3 shall be tolled, and any termination notice from the Non-Defaulting Party shall become effective upon the Non-Defaulting Party notifying the Defaulting Party of such termination only if such alleged material breach remains uncured for ***** after the final resolution of the dispute through such dispute resolution procedure (or such longer period as is determined by the arbitrator of the dispute to be reasonably required to cure such breach if the Defaulting Party is employing ongoing, Commercially Reasonable Efforts to cure such alleged material breach).
9.4.    Material Breach Dispute Resolution. Notwithstanding anything to the contrary herein, any dispute arising out of an allegation of material breach of this Agreement under Section 9.3 will be resolved as follows:
9.4.1.    the Senior Officers will meet to attempt to resolve the dispute by good faith negotiations;
9.4.2.    if the Senior Officers cannot resolve the dispute within ***** after a Party requests such a meeting, then either Party may seek resolution of the dispute pursuant to Section 12.3; and
9.4.3.    notwithstanding anything to the contrary in this Agreement, if either Party in its sole judgment believes that any such dispute could cause it irreparable harm, such Party shall be entitled to seek equitable relief in order to avoid such irreparable harm and will not be required to follow the procedures set forth in this Section 9.4.
9.5.    Insolvency.
9.5.1.    Either Party may terminate this Agreement in its entirety effective immediately upon written notice to the other Party if, at any time, such other Party (a) files in any court or agency pursuant to any statute or regulation of any state or country a petition in bankruptcy or insolvency or for reorganization (except for solvent reorganization or solvent reconstruction) or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, (b) proposes a written agreement of composition or extension of substantially all

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

of its debts, (c) is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not be dismissed within ***** after the filing thereof, (d) proposes to be a party to any dissolution or liquidation, (e) admits in writing its inability generally to meet its obligations as they fall due in the general course or (f) makes an assignment of substantially all of its assets for the benefit of creditors (each of clauses (a) through (f), an “Insolvency Event”).
9.5.2.    All rights and licenses granted under or pursuant to any section of this Agreement are, for purposes of Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”) or any analogous provisions in any other country or jurisdiction, licenses of rights to “intellectual property” as defined in the Bankruptcy Code. Upon an Insolvency Event, Exicure agrees that Allergan, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. Exicure will, during the Term, create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all intellectual property licensed under this Agreement. Each Party acknowledges and agrees that “embodiments” of intellectual property within the meaning of Section 365(n) include laboratory notebooks, cell lines, product samples and inventory, research studies and data, all Regulatory Documentation and rights of reference therein, the Exicure Technology and all information related to the Exicure Technology. If (i) a case under the Bankruptcy Code is commenced by or against Exicure, (ii) this Agreement is rejected as provided in section 365 of the Bankruptcy Code and (iii) Allergan elects to retain its rights hereunder as provided in Section 365(n) of the Bankruptcy Code, Exicure (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) will:
(a)    provide Allergan with embodiments of all Exicure Technology held by Exicure and such successors and assigns, or otherwise available to them, immediately upon Allergan’s written request, and Allergan will have the right to perform Exicure’s obligations hereunder and exercise all of the rights of a licensee of intellectual property under section 365(n) of the Bankruptcy Code, provided that neither such provision nor such performance by Allergan will release Exicure from liability resulting from rejection of the license or the failure to perform such obligations; and
(b)    not interfere with Allergan’s rights under this Agreement, or any agreement supplemental hereto, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity, to the extent provided in Section 365(n) of the Bankruptcy Code.
9.5.3.    All rights, powers and remedies of Allergan provided herein are in addition to and not in substitution for any other rights, powers and remedies now or hereafter existing at law or in equity (including the Bankruptcy Code) in the event of the commencement of a case under the Bankruptcy Code with respect to Exicure. The Parties intend the following rights to extend to the maximum extent permitted by applicable Law, and to be enforceable under Bankruptcy Code Section 365(n):

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(a)    the right of access to any intellectual property rights (including all embodiments thereof) of Exicure, or any Third Party with whom Exicure contracts to perform an obligation of Exicure under this Agreement; and
(b)    the right to contract directly with any Third Party to complete the contracted work.
9.6.    Termination for Patent Challenge. If Allergan or any of its Affiliates (a) commences or actively, directly and voluntarily participates in any action or proceeding (including any patent opposition or re-examination proceeding), or otherwise asserts any claim, challenging or denying the validity or enforceability of any claim of any Exicure Patent that is licensed to Allergan under this Agreement or (b) assists any other person or entity in bringing or prosecuting any action or proceeding (including any patent opposition or re-examination proceeding) challenging or denying the validity or enforceability of any claim of any such Exicure Patent (each of (a) and (b), a “Patent Challenge”), then Exicure shall have the right, in its sole discretion, to give notice to Allergan that Exicure may terminate the license granted to Allergan under such Exicure Patent ***** following such notice, and, unless Allergan and its Affiliates withdraw or cause to be withdrawn all such challenge(s) or in the case of ex-parte proceedings, multi-party proceedings, or other Patent Challenges that Allergan or its Affiliate does not have the power to unilaterally withdraw or cause to be withdrawn, Allergan and its Affiliates cease assisting any other party to such Patent Challenge and, to the extent Allergan or any of its Affiliates is a party to such Patent Challenge, it withdraws from such Patent Challenge within such ***** period, Exicure shall have the right to terminate this Agreement by providing written notice thereof to Allergan. The foregoing right to terminate the applicable license shall not apply where the Patent Challenge is the assertion of a defense or counterclaim to an action first brought by Exicure against Allergan or its Affiliate. For the avoidance of doubt, any participation by Allergan or its Affiliates or its or their employees in any claim, challenge or proceeding in response to a subpoena or as required under a pre-existing agreement between Allergan’s employee(s) or consultant(s) and their prior employer(s) shall not constitute active and voluntary participation or assistance and shall not give rise to Exicure’s right to terminate any license hereunder. Each Sublicense Agreement shall contain a provision that is consistent with this Section 9.6 with respect to Patent Challenges by the applicable Sublicensee. If a Sublicensee commences or actively, directly and voluntarily participates in, or assists any other person or entity in bringing or prosecuting any Patent Challenge, and fails to withdraw or cause to be withdrawn or cease assisting any other party to such Patent Challenge in accordance with the requirements of this Section 9.6, then Allergan shall terminate the sublicense granted to such Sublicensee under the applicable Exicure Patent that is the subject of such Patent Challenge.
9.7.    Effect of Expiration or Termination of this Agreement.
9.7.1.    Accrued Obligations. Upon expiration or termination of this Agreement for any reason neither Party shall be released from any obligation or liability that, at the time of such expiration or the Termination Date, has already accrued to the other Party or that is attributable to a period prior to such expiration or the Termination Date.
9.7.2.    Termination. If either Party terminates this Agreement in accordance with this Article 9:

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

(a)    the license and rights granted to Allergan under Section 3.3 with respect to the terminated Collaboration Program or Licensed Product (or, if the Agreement is terminated in its entirety, with respect to all Collaboration Programs and Licensed Products), shall terminate;
(b)    each Party shall promptly return to the other Party or destroy such Party’s Confidential Information as applicable in accordance with Section 7.3; and
(c)    except as otherwise expressly provided herein all rights and obligations of each Party hereunder will cease with respect to the terminated Collaboration Program or Licensed Product (or, if the Agreement is terminated in its entirety, with respect to all Collaboration Programs and Licensed Products), including all rights, options, licenses and sublicenses granted by a Party to the other hereunder.
9.7.3.    License-Back to Exicure. Notwithstanding the foregoing, if the Agreement is terminated (in whole or in part) by Allergan pursuant to Section 9.2 or by Exicure pursuant to Section 9.3, in each case, with respect to a Licensed Product being Developed or Commercialized by Allergan or its Affiliates as of the applicable Termination Date (each such Licensed Product, in the form in which it is being Developed or Commercialized by Allergan or its Affiliates as of such date, a “Terminated Product”), then:
(a)    Allergan shall and hereby does, and shall cause its Affiliates to, effective as of the Termination Date, grant to Exicure *****
(b)    unless expressly prohibited by any Regulatory Authority, as soon as reasonably practicable and consistent with all applicable ethical and legal obligations, following Exicure’s written request, Allergan shall and hereby does, and shall cause its Affiliates to, transfer control to Exicure of any or all Clinical Trials involving such Terminated Product (and not involving any other proprietary product of Allergan or its Affiliates) being conducted by or on behalf of Allergan or an Affiliate as of the Termination Date, at Exicure’s sole cost and expense;
(c)    at Exicure’s sole cost and expense, Allergan shall and hereby does, and shall cause its Affiliates to, *****and
(d)    at Exicure’s written request, Allergan shall, and shall cause its Affiliates to, assign to Exicure’s or its designee *****
9.7.4.    In-Process Clinical Trials. Notwithstanding any other provision in this Section 9.6, if Allergan or any of its Affiliates is conducting any Clinical Trial of a Licensed Product as of the Termination Date, Allergan or its applicable Affiliate shall be entitled to continue Exploiting such Licensed Product, to the extent and for the period necessary to effect, and Allergan or its

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Affiliate shall effect, an orderly transfer or wind down of such Clinical Trial, in a timely manner and in accordance with applicable Laws.
9.8.    Allergan Option to Continue In-Lieu of Termination. If Allergan has the right to terminate this Agreement under Section 9.3 (subject, for clarity, to Section 9.3.2), Allergan may, by notice in writing to Exicure, elect to not exercise such right and instead elect to continue this Agreement under this Section 9.8, whereupon this Agreement shall continue in full force and effect except as follows:
9.8.1.    the JDC shall, at Allergan’s election, either disband or become solely an information-sharing body, and Allergan shall have sole decision-making authority, in its sole discretion, over matters previously determined by the JDC, except that Section 4.6.2(b) shall continue to apply;
9.8.2.    without limitation of Allergan’s other remedies hereunder, any Development and Regulatory Milestone Payments, Sales Milestone Payments or Royalty Payments that are due after the Termination Date shall be reduced by ***** percent ***** after applying all applicable deductions and reductions to such payments permitted under Article 6; and
9.8.3.    if such termination right arose after the Extension Exercise for a Collaboration Program, then the Option Exercise Payment payable by Allergan to Exicure shall be reduced by ***** percent ***** if Allergan chooses to exercise its Option in accordance with Section 3.1.3 for such Collaboration Program.
The Parties acknowledge and agree that the remedies set forth in this Section 9.8 are reasonable remedies, in lieu of Allergan’s exercise of its termination right, for the occurrence of any of the circumstances for which Allergan has the right to terminate this Agreement under Section 9.3 as described in this Section 9.8.
9.9.    Survival. Upon the expiration or termination of this Agreement for any reason, all rights and obligations of the Parties under this Agreement shall terminate, provided that the rights and obligations of the Parties set forth in Sections 3.8 (No Implied Rights), 6.9 (Taxes), 6.10 (Value Added Tax), 6.12 (Currency Exchange), 6.13 (Payment Method), 6.14 (Records Retention; Financial Audit; Consolidation Reporting), 6.15 (Interest on Late Payments), 6.16 (Right to Offset), 6.17 (Third Party Agreements), 6.18 (Reverse Royalty) (if applicable), 7.1 (Protection of Confidential Information), 7.2 (Certain Permitted Disclosures), 7.3 (Return of Confidential Information), 7.4 (Unauthorized Use), 7.5.2 (Public Disclosure), 8.1 (Collaboration Technology), 8.2.2 (Jointly Owned Patents), 8.2.3 (Cooperation Regarding Prosecution of Patents) (solely with respect to the Joint Collaboration Patents), 8.3.1 (Notice) (solely with respect to the Joint Collaboration Patents), 8.3.2 (Enforcement of Patents Covering Licensed Products) (solely with respect to the Joint Collaboration Patents), 8.3.4 (Cooperation Regarding Enforcement of Patents) (solely with respect to the Joint Collaboration Patents), 8.4.2 (Control of Invalidity or Unenforceability Actions Involving Orange Book Patents, Product-Specific Patents or Joint Collaboration Patents) (solely with respect to the Joint Collaboration Patents), 8.4.4 (Cooperation) (solely with respect to the Joint Collaboration Patents), 8.8.1 (Ownership), 9.1 (Term) (solely with respect to the second sentence thereof), 9.7 (Effect of Expiration or Termination of Agreement), 9.9 (Survival), 9.10 (Effect of

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Termination on Sublicenses) and 10.5 (Disclaimer), and Articles 1 (Definitions) (solely to the extent necessary to give meaning to the other surviving provisions), 11 (Indemnification) and 12 (Miscellaneous), together with any other provisions that by their terms are expressly stated to survive, shall survive any such expiration or termination.
9.10.    Effect of Termination on Sublicenses. If this Agreement terminates for any reason, any Sublicensee will, from the Termination Date, automatically and without any additional consideration become a direct licensee of Exicure with respect to the rights sublicensed to the Sublicensee by Allergan under this Agreement, so long as (a) such Sublicensee is not in breach of its Sublicense Agreement, (b) such Sublicensee agrees in writing to comply with all of the terms of this Agreement to the extent applicable to the rights originally sublicensed to it by Allergan, (c) such Sublicensee agrees to pay directly to Exicure such Sublicensee’s payments under this Agreement to the extent applicable to the rights sublicensed to it by Allergan, and (d) Exicure shall not assume any obligations under such sublicense in excess of its obligations hereunder. The foregoing shall not apply if a Sublicensee provides written notice to Exicure that it does not wish to receive and retain the rights afforded to it pursuant to this Section 9.10. At Allergan’s request, Exicure will enter into a standby license with any Sublicensee confirming the benefits conferred on such Sublicensee by this Section 9.10.
ARTICLE 10
REPRESENTATIONS AND WARRANTIES
10.1.    Mutual Representations and Warranties. Each of Exicure and Allergan represents and warrants to the other Party, as of the Effective Date, that:
10.1.1.    such Party is an entity duly organized, validly existing and in good standing under the Laws of the state or country (as applicable) of its organization, is qualified to do business and is in good standing as a foreign entity in each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification and failure to have such qualification would prevent it from performing its obligations under this Agreement, and has full power and authority to enter into this Agreement and to carry out the provisions hereof;
10.1.2.    such Party is duly authorized, by all requisite action, to execute and deliver this Agreement and the execution, delivery and performance of this Agreement by such Party does not require any shareholder action or approval, and the Person executing this Agreement on behalf of such Party is duly authorized to do so by all requisite action;
10.1.3.    except as contemplated by this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or a Third Party is required on the part of such Party in connection with the valid execution, delivery and performance of this Agreement;
10.1.4.    this Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms except as enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights; and (b) equitable principles of general applicability; and

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

10.1.5.    the execution, delivery and performance by it of this Agreement and its compliance with the terms and provisions of this Agreement does not and will not conflict with or result in a breach of any of the terms or provisions of (a) any other contractual or other obligations of such Party, (b) the provisions of its operating documents or bylaws, or (c) any order, writ, injunction or decree of any Governmental Authority entered against it or by which it or any of its property is bound.
10.2.    Exicure’s Additional Representations and Warranties. Exicure additionally represents and warrants to Allergan, as of the Effective Date, that:
10.2.1.    it has full right and authority to grant the Options, licenses and rights granted under this Agreement, without any conflicting contractual obligation to any other Person, and no other rights or licenses are required from Exicure or its Affiliates, or, to its Knowledge, any other Person, for Allergan to exercise its rights to the Exicure Technology as contemplated under this Agreement;
10.2.2.    there are no Patents owned by any Third Party (other than the Exicure Patents that are owned by Northwestern, if such Exicure Patents were not Controlled by Exicure) that, to Exicure’s Knowledge, would be infringed by practicing the Exicure Technology or conducting the Collaboration Programs as contemplated by this Agreement;
10.2.3.    no claim or litigation has been brought or asserted against Exicure (and Exicure has no Knowledge of any such claim, whether or not brought or asserted, or of any facts or circumstances that exist that would reasonably be expected to give rise to any such claim or litigation) by any Person alleging that (a) the Exicure Patents are invalid or unenforceable or (b) the conception, Development, reduction to practice, disclosing, copying, making, assigning or licensing of the Exicure Technology existing as of the Effective Date or the Exploitation of the Exicure Technology as contemplated herein, violates, infringes, constitutes misappropriation of or otherwise conflicts or interferes with any intellectual property or proprietary right of any Person;
10.2.4.    to the Knowledge of Exicure, no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate the Exicure Technology existing as of the Effective Date;
10.2.5.    it has not received written notice of any claims, and there are no judgments or settlements against Exicure or, to the Knowledge of Exicure, any pending or threatened claims or litigation, in each case relating to the Exicure Technology;
10.2.6.    it is the exclusive owner of, or has the right to grant to Allergan the Options, licenses and rights granted to Allergan under this Agreement under, all of the Exicure Patents set out in Exhibit C and (other than the Northwestern Agreements) none of the Options, licenses and rights granted to Allergan under this Agreement are subject to any in-license or other similar agreement with another Person regarding any intellectual property rights licensed hereunder, including the Exicure Patents existing as of the Effective Date;

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

10.2.7.    the Exicure Patents have not been challenged by any Third Party in any judicial or administrative proceeding and, to Exicure’s Knowledge, the Exicure Patents are valid and enforceable (or in the case of patent applications, applied for);
10.2.8.    Exicure and its Affiliates and, to Exicure’s Knowledge, its licensors (a) have complied with all applicable Laws with respect to the filing, prosecution and maintenance of the Exicure Patents, (b) have presented all relevant references, documents and information of which it is aware to the relevant patent examiner at the relevant patent office with respect to the Exicure Patents (and, to Exicure’s Knowledge, all inventors of the Exicure Patents have complied with their duties of disclosure with respect thereto) and (c) have paid all maintenance and annuity fees due with respect to the Exicure Patents;
10.2.9.    no dispute regarding inventorship of any Exicure Patent has been alleged or, to Exicure’s Knowledge, threatened;
10.2.10.    to Exicure’s Knowledge, each of the Exicure Patents in Exhibit C properly identifies each and every inventor of the claims thereof as determined in accordance with the Laws of the jurisdiction in which such Exicure Patent is issued or such application is pending;
10.2.11.    all current and former officers, employees, agents and consultants of Exicure or any of its Affiliates who are inventors of or have otherwise contributed in a material manner to the creation or development of any Exicure Patent in Exhibit C or Exicure Know-How or who are or will be performing Exicure’s Development activities hereunder, or who may otherwise have access to any Confidential Information of Allergan, have and will have executed and delivered to Exicure or such Affiliate an assignment or other agreement regarding the protection of proprietary information and the assignment to Exicure or such Affiliate of any Exicure Patents, Exicure Know-How and any and all other information that relates to the Exicure Technology. To Exicure’s Knowledge, no such current officer, employee, agent or consultant of Exicure or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of Patents or other intellectual property or proprietary information of Exicure or such Affiliate or of any employment contract or any other contractual obligation relating to the relationship of any such Person with Exicure;
10.2.12.    the development of the Exicure Technology has been conducted by Exicure and its Affiliates and its and their subcontractors, in compliance with all applicable Law in all material respects. Neither Exicure nor any of its Affiliates, nor any of their respective officers, employees or, to Exicure’s Knowledge, agents, has made an untrue statement of a material fact or fraudulent statement to any Regulatory Authority or failed to disclose a material fact required to be disclosed to any Regulatory Authority;
10.2.13.    to Exicure’s Knowledge it has not misappropriated any intellectual property of a Third Party in connection with its development of the Exicure Technology;
10.2.14.    Exicure has not subcontracted to any Third Party any activities contemplated to be conducted by Exicure under the Development Plans other than in accordance with Section 2.5;

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

10.2.15.    to Exicure’s Knowledge neither Exicure nor any of its Affiliates, nor any of its or their respective officers, employees or contractors, has (i) committed an act, (ii) made a statement or (iii) failed to act or make a statement, in any case ((i), (ii) or (iii)), that (A) would be or create an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the Exploitation of the Exicure Technology or (B) could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in the Territory, with respect the Exploitation of the Exicure Technology;
10.2.16.    except for the inventions licensed pursuant to the Northwestern Agreement, the inventions claimed by the Exicure Patents existing as of the Effective Date (a) were not conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the US or any agency thereof and (b) are not a “subject invention” as that term is described in 35 U.S.C. §§ Section 201(e) and (c) are not otherwise subject to the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. Part 401;
10.2.17.    Exicure has not employed (and, to its Knowledge, has not used a contractor or consultant that has employed) any Person debarred pursuant to Section 306 of the United States Federal Food, Drug, and Cosmetic Act (or subject to a similar sanction of EMA or foreign equivalent), or any Person that is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or foreign equivalent), in the conduct of its activities prior to the Effective Date of this Agreement, and no action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of its Knowledge, is threatened, relating to the debarment or conviction of it or, to the best of its Knowledge, any such Person who has performed services on its behalf prior to the Effective Date;
10.2.18.    the Northwestern Agreements are in full force and effect and have not been modified or amended from the versions provided to Allergan prior to the Effective Date;
10.2.19.    Exicure and its Affiliates and, to Exicure’s Knowledge, the counterparties to the Northwestern Agreements are in compliance, in all material respects, with the Northwestern Agreements, and no circumstances exist that could reasonably be expected to result in a breach or default of, or otherwise give rise to a termination right of any counterparty under, the Northwestern Agreements; and
10.2.20.    Exicure and its Affiliates have not waived any rights under the Northwestern Agreements, and, to its Knowledge, no such rights have lapsed or otherwise expired or been terminated.
10.3.    Mutual Covenants. Each Party shall perform its responsibilities under this Agreement in accordance with all applicable Laws. Without limiting the foregoing, the Parties additionally agree as follows:

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

10.3.1.    Data Privacy. Each Party shall comply with all applicable Law with respect to the collection, use, transfer, storage, destruction, aggregation or other use of subject health information or other personal information (collectively, “Personal Information”) in connection with its activities under or in connection with the Development and Commercialization of any Licensed Product hereunder, including any activities under or in connection with the Development Plans. Each Party shall take such steps as necessary to comply with applicable Law to permit such Party to disclose Personal Information to the other Party and to permit the other Party to use and disclose such Personal Information for its own purposes in accordance with this Agreement.
10.3.2.    Compliance. Each Party shall implement appropriate processes and controls with respect to technology and work flow methodologies in connection with its activities under or in connection with the Development Plans so as to protect the security and privacy of Personal Information in accordance with applicable Law.
10.3.3.    Sunshine Act. Allergan and Exicure acknowledge that, under the provisions of Section 1128G of the Social Security Act, 42 U.S.C. § 1320a-7h and other similar provisions of applicable Law, Allergan and Exicure may be required to disclose certain payments and other transfers of value provided to health care professionals and institutions, including payments, reimbursements, Materials or equipment made or provided under or in connection with this Agreement or the Development Plans. Each of Exicure and Allergan will provide the other Party with all information necessary for the other Party to comply with such applicable Laws in the form reasonably requested by the requesting Party and at such times as the requesting Party may reasonably request to satisfy its obligations.
10.3.4.    Anti-Corruption. Exicure and Allergan will strictly comply with all applicable Laws concerning bribery, money laundering, or corrupt practices or which in any manner prohibit the giving of anything of value to any official, agent or employee of any government, political party or public international organization, candidate for public office, health care professional, or to any officer, director, employee or representative of any other organization specifically including the U.S. Foreign Corrupt Practices Act, and the UK Bribery Act, in each case in connection with the activities conducted pursuant to this Agreement. Exicure and Allergan shall require any contractors, subcontractors, Distributors or other persons or entities that provide services to Exicure or Allergan, respectively, in connection with this Agreement to comply with such Party’s obligations under this Section 10.3.4.
10.3.5.    Neither Party shall, with respect to any Development or Commercialization activities conducted hereunder, (a) commit an act, (b) make a statement or (c) fail to act or make a statement, in any case ((a), (b) or (c)), that (x) would be or create an untrue statement of material fact or fraudulent statement to the FDA or any other Regulatory Authority with respect to the Exploitation of the Exicure Technology or the Licensed Products, or (y) could reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto or any analogous laws or policies in the Territory, with respect the Exploitation of the Exicure Technology or the Licensed Products.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

10.3.6.    Each Party shall not employ (or, to its Knowledge, use any contractor or consultant that employs) any Person debarred pursuant to Section 306 of the United States Federal Food, Drug, and Cosmetic Act (or subject to a similar sanction of EMA or foreign equivalent), or any Person that is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or foreign equivalent), in the conduct of its activities under this Agreement, and such Party agrees to inform the other Party in writing promptly if it or any such Person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of its Knowledge, is threatened, relating to the debarment or conviction of it or any such Person performing services hereunder.
10.4.    Additional Exicure Covenants. Additionally, Exicure covenants to Allergan that:
10.4.1.    Exicure shall ensure there are no amounts that will be required to be paid by Allergan to a Third Party as a result of the Exploitation of the Exicure Technology in accordance with the terms and conditions of this Agreement that arise directly out of any agreement to which Exicure or any of its Affiliates is a party;
10.4.2.    Exicure shall not enter into any agreement with any Third Party that is in conflict with the Options, licenses or rights granted to Allergan under this Agreement, and shall not take any action that would in any way prevent it from granting the Options, licenses or rights granted to Allergan under this Agreement;
10.4.3.    Exicure and its Affiliates shall fulfill their obligations under the Exicure Third Party Agreements and shall not, without the prior written consent of Allergan, take any action or make any omission that would reasonably be expected to give rise to a termination right of any Third Party under any of the Exicure Third Party Agreements, including pursuant to Section 10.6 of the Northwestern 2011 Agreement or Section 10.6 of the Northwestern 2014 Agreement, unless termination would not affect Exicure’s license under the applicable Exicure Third Party Agreement to any Third Party IP;
10.4.4.    Exicure and its Affiliates shall not terminate any Exicure Third Party Agreement without Allergan’s prior written consent, unless such termination would not affect Exicure’s license under the applicable Exicure Third Party Agreement to Third Party IP;
10.4.5.    Exicure and its Affiliates shall not modify or amend any Exicure Third Party Agreement, or waive any of its rights under any Exicure Third Party Agreement, in a manner that could reasonably be expected to adversely affect any of Allergan’s rights or obligations under this Agreement, without Allergan’s prior written consent;
10.4.6.    Exicure and its Affiliates shall (a) provide prompt written notice (and in any event within two days) to Allergan if Exicure receives notice from Northwestern (pursuant to Sections 2.8.1 and 2.8.2 of the Northwestern 2011 Agreement) regarding any Reverted Subject Matter (as defined in the Northwestern 2011 Agreement) that is necessary or useful to Exploit products for Hair Loss Disorders, (b) consult with Allergan in good faith following delivery of such

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

notice, and (c) at Allergan’s request, use commercially reasonable efforts to obtain a license to such Reverted Subject Matter under economic terms to be negotiated by the Parties in good faith;
10.4.7.    Exicure and its Affiliates shall not, without the prior written consent of Allergan, take any action or make any omission that would reasonably be expected to result in the loss or abandonment of any rights to the Exicure Technology under any Exicure Third Party Agreement (except, subject to Article 8, for any loss or abandonment resulting from ceasing to prosecute or maintain a Patent in the exercise of Exicure’s reasonable business judgment), including pursuant to Sections 7.2 or 7.3 of the Northwestern 2011 Agreement or Section 7.2 of the Northwestern 2014 Agreement; and
10.4.8.    Exicure shall promptly furnish Allergan with copies of all notices and correspondence that Exicure or any of its Affiliates receives from, or sends to, the applicable Third Party counterparty in connection with any Exicure Third Party Agreement that could reasonably be expected to affect any of Allergan’s rights or obligations under this Agreement, including any notice pursuant to Sections 2.8, 4.3, 5.8, 7.1, 7.2, 8.1, 8.2, 8.5 or 12.1 or Article 10 of the Northwestern 2011 Agreement or Sections 4.3, 5.5, 7.1, 7.2, 8.1, 8.2, 8.5 or 12.1 or Article 10 of the Northwestern 2014 Agreement; provided that Exicure may redact financial and confidential portions of any such notices and correspondence and any other information contained in such notices and correspondence that could not reasonably be expected to adversely affect any of Allergan’s rights or obligations under this Agreement.
10.5.    Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 10, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY THAT ANY PATENTS ARE VALID OR ENFORCEABLE, AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS ARTICLE 10, EACH PARTY DISCLAIMS ANY WARRANTIES WITH REGARD TO: (A) THE SUCCESS OF THE COLLABORATION PROGRAMS OR ANY COMPOUNDS OR LICENSED PRODUCTS EXPLOITED UNDER THIS AGREEMENT, (B) THE SAFETY OR USEFULNESS FOR ANY PURPOSE OF THE TECHNOLOGY OR MATERIALS IT PROVIDES OR DISCOVERS UNDER THIS AGREEMENT AND (C) THE VALIDITY, ENFORCEABILITY, OR NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OR TECHNOLOGY IT PROVIDES OR LICENSES TO THE OTHER PARTY UNDER THIS AGREEMENT.
ARTICLE 11
INDEMNIFICATION
11.1.    Exicure. Exicure shall defend, indemnify and hold harmless Allergan, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, the “Allergan Indemnitees”), at Exicure’s cost and expense, from and against any and all losses, costs, damages, fees or expenses (including reasonable attorney’s fees and expenses) (“Losses”) incurred in connection with or arising out of any Third Party claims, suits

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

or demands (“Third Party Claims”) against any Allergan Indemnitees arising out of or in connection with:
(a)    Exicure’s performance of its activities under the Collaboration Programs;
(b)    the alleged misappropriation or infringement of any intellectual property rights of any Third Party arising from the practice of the Exicure Platform;
(c)    any breach by Exicure of the representations, warranties, obligations or covenants contained in this Agreement;
(d)    any negligence or willful misconduct of Exicure or any Exicure Indemnitees in the exercise of any of its rights or the performance of any of its obligations under this Agreement;
(e)    the Exploitation of any Terminated Product by Exicure, its Affiliates or its or their sublicensees; or
(f)    any breach by Exicure or any of its Affiliates of any Exicure Third Party Agreement;
in each case, except to the extent that such Losses are (i) subject to indemnification by Allergan pursuant to Section 11.2 below; or (ii) or attributable to the negligence or willful misconduct or breach of applicable Laws of any Allergan Indemnitee.
11.2.    Allergan. Allergan shall defend, indemnify and hold harmless Exicure, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, the “Exicure Indemnitees”), at Allergan’s cost and expense, from and against any and all Losses which are incurred in connection with or arising out of any Third Party Claims against any Exicure Indemnitees arising out of or in connection with:
(a)    the Development or Commercialization of Compounds or Licensed Products by Allergan, its Affiliates or Sublicensees;
(b)    any breach by Allergan of the representations, warranties, obligations or covenants contained in this Agreement; or
(c)    any negligence or willful misconduct of Allergan or any Allergan Indemnitees in the exercise of any of its rights or the performance of any of its obligations under this Agreement;
in each case, except to the extent that such Losses are (i) subject to indemnification by Exicure pursuant to Section 11.1 above; or (ii) or attributable to the negligence or willful misconduct or breach of applicable Laws of any Exicure Indemnitee.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

11.3.    Notice of Claim. All indemnification claims in respect of any person seeking indemnification under Section 11.1 or 11.2 (collectively, the “Indemnitees” and each an “Indemnitee”) shall be made by the corresponding Party (the “Indemnified Party”). The Indemnified Party shall give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or the discovery of any fact upon which such Indemnified Party intends to base a request for indemnification under Section 11.1 or 11.2, but in no event shall the Indemnifying Party be liable for any Losses that result from any delay by the Indemnified Party in providing such notice that materially prejudices the defense of such Third Party Claim. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Losses (to the extent that the nature and amount of such Losses are known at such time). Together with the Indemnification Claim Notice, the Indemnified Party shall furnish promptly to the Indemnifying Party copies of all notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim. The Indemnifying Party shall not be obligated to indemnify the Indemnified Party to the extent any admission or statement made by the Indemnified Party materially prejudices the defense of such Third Party Claim.
11.4.    Indemnification Procedure. In respect of Third Party Claims, the obligations of an Indemnifying Party under this Section 11.4 shall be governed by and contingent upon the following:
(a)    At its option, the Indemnifying Party may assume control of the defense of any Third Party Claim (which, for the avoidance of doubt, shall include the conduct of all dealings with such Third Party) by giving written notice to the Indemnified Party within 30 days after the Indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of control of the defense of a Third Party Claim by the Indemnifying Party shall not be construed as an acknowledgement that the Indemnifying Party is liable to indemnify any Indemnitee in respect of the Third Party Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against any Indemnified Party’s claim for indemnification.
(b)    Upon the assumption of the control of the defense of a Third Party Claim by the Indemnifying Party:
(i)    subject to the provisions of Section 11.4(c), it shall have the right to and shall assume sole control and responsibility for dealing with the Third Party and the Third Party Claim, including the right to settle the claim on any terms the Indemnifying Party chooses, but at all times in accordance with the provisions of Sections 11.4(c) and (d);
(ii)    if it chooses, the Indemnifying Party may appoint as counsel in the defense of the Third Party Claim any law firm or counsel selected by the Indemnifying Party; and
(iii)    except as expressly provided in Section 11.4(c), the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party or any Indemnitee in connection with the analysis, defense or

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

settlement of the Third Party Claim. In the event that it is ultimately determined that the Indemnifying Party is not obligated to indemnify, defend or hold harmless an Indemnitee from and against the Third Party Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all costs and expenses (including lawyers’ fees and costs of suit) and any Losses incurred by the Indemnifying Party in its defense of the Third Party Claim with respect to such Indemnified Party or Indemnitee.
(c)    Without limiting the remainder of this Section 11.4, any Indemnitee shall be entitled to participate in, but not control, the defense of a Third Party Claim and to retain counsel of its choice for such purpose, provided that such retention shall be at the Indemnitee’s own cost and expense unless (i) the Indemnifying Party has failed to assume the defense and retain counsel in accordance with Section 11.4(a) (in which case the Indemnified Party shall control the defense), or (ii) the interests of the Indemnitee and the Indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under any legal requirement, ethical rules or equitable principles.
(d)    With respect to any Losses relating solely to the payment of money to the Third Party to settle the Third Party Claim and that will not result in the Indemnified Party or the Indemnitee becoming subject to injunctive relief or any admission of wrongdoing or of the invalidity or unenforceability of intellectual property owned or Controlled by the Indemnified Party, and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnitee under Section 11.4(a), the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Losses. With respect to all other Losses or where the Indemnified Party will be subject to injunctive relief or any admission of wrongdoing or of the invalidity or unenforceability of intellectual property owned or Controlled by the Indemnified Party, where the Indemnifying Party has assumed the defense of a Third Party Claim in accordance with Section 11.4(a), the Indemnifying Party will not consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Losses, unless it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed).
(e)    If the Indemnifying Party chooses not to take control of the defense or prosecute any Third Party Claim, the Indemnified Party shall retain control of the defense thereof, but no Indemnified Party or Indemnitee shall admit any liability with respect to, or settle, compromise or discharge, any such Third Party Claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed. The Indemnifying Party shall not be liable for any settlement or other disposition of Losses by an Indemnified Party or an Indemnitee under

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

such a Third Party Claim that is reached without the written consent of the Indemnifying Party, which consent will not be unreasonably withheld, conditioned or delayed.
(f)    If the Indemnifying Party chooses to control the defense of any Third Party Claim, the Indemnified Party shall, and shall cause each other Indemnitee to, reasonably cooperate in the defense thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours by the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making the Indemnified Party, the Indemnitees and its and their employees and agents available on a mutually convenient basis to provide additional information and explanation of any records or information, to the extent the Third Party Claim is subject to indemnification hereunder.
11.5.    Expenses. Except as expressly provided above, the reasonable and verifiable out-of-pocket costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party where it participates in the defense under Sections 11.4(b)(i) or 11.4 11.4(b)(ii) or cooperates pursuant to Section 11.4(f) shall be reimbursed on a quarterly basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.
11.6.    Insurance. Each Party shall have and maintain, at its sole cost and expense, an adequate liability insurance policy (including product liability insurance) obtained from a reputable insurer to protect against potential liabilities and risk arising out of activities to be performed under this Agreement and any agreement related hereto and upon such terms (including coverages and deductible limits) as are customary in the pharmaceutical industry generally for the activities to be conducted by such Party under this Agreement. Such liability insurance shall insure against all types of liability, including personal injury, physical injury or property damage arising out of such Party’s activities hereunder. This Section 11.6 shall not create any limitation on the Parties’ liability under this Agreement. Such insurance information shall be kept in confidence in the same manner as any other Confidential Information disclosed by the Parties hereunder. Notwithstanding anything to the contrary in this Section 11.6, Allergan shall have the right to self-insure with respect to its liabilities under this Agreement.
11.7.    Consequential Damages.
11.7.1.    EXCEPT IN THE EVENT OF THE GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD OF A PARTY, IN NO EVENT SHALL EITHER PARTY OR THEIR AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, TREBLE OR CONSEQUENTIAL DAMAGES OR INDIRECT LOST PROFITS, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY; PROVIDED, HOWEVER, THAT THIS

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

LIMITATION SHALL NOT LIMIT (A) EITHER PARTY’S LIABILITY FOR BREACHES OF CONFIDENTIALITY OBLIGATIONS UNDER ARTICLE 7, (B) EITHER PARTY’S LIABILITY FOR BREACHES OF ITS RESPECTIVE EXCLUSIVITY OBLIGATIONS UNDER SECTION 3.5 OR (C) THE INDEMNIFICATION OBLIGATION OF EITHER PARTY IN RESPECT OF AMOUNTS ACTUALLY AWARDED AGAINST AN INDEMNIFIED PARTY AS A PART OF A THIRD PARTY CLAIM UNDER THE PROVISIONS OF THIS ARTICLE 11.
11.7.2.    Nothing in this Agreement shall limit a Party’s liability for death or personal injury caused by its negligence or for fraud.
ARTICLE 12
MISCELLANEOUS
12.1.    Assignment. Neither Party may assign or transfer (whether by operation of applicable Law or otherwise) this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, except that a Party may make such an assignment without the other Party’s consent, in whole or in part, to an Affiliate or to a successor to substantially all of the business to which this Agreement relates, whether in a merger, sale of stock, sale of assets, reorganization or other transaction. Further, Allergan shall have the right to cause the performance by an Affiliate of some or all of Allergan’s obligations hereunder, without the prior written consent of Exicure; provided, however, Allergan will be responsible and liable for any and all acts or omissions of any such Affiliate which, if such action or omission was by Allergan, would constitute a breach of the terms and conditions hereof. In all cases, the assigning Party shall provide the other Party with prompt written notice of any such assignment and the permitted assignee shall assume the obligations of the assigning Party hereunder in writing. No assignment of this Agreement shall act as a novation or release of either Party from responsibility for the performance of any accrued obligations.
12.2.    Governing Law. This Agreement and any dispute or claim arising out of or in connection with it (whether contractual or non-contractual in nature such as claims in tort, from breach of statute or regulation or otherwise) shall be governed by and construed in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. Notwithstanding the foregoing, any dispute with respect to infringement, validity, or enforceability of any Patent shall be governed by and construed and enforced in accordance with the laws of the jurisdiction in which such Patent is issued or published.
12.3.    Dispute Resolution.
12.3.1.    Subject to Section 9.4, any dispute or claim arising out of or in connection with this Agreement (including any question regarding the Agreement’s existence, validity or termination), other than a dispute or claim (a) that may arise under Section 8.1, (b) that relates to the scope, construction, validity, or enforceability of any Patent in a country within the Territory, (c) that otherwise requires the interpretation or application of applicable Law regarding Patents to resolve such dispute or claim, (d) for which a Party or other Person has been granted final decision-making authority hereunder or (e) that is specified in Section 4.6.2(b), shall be referred to and finally

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

resolved by arbitration under this Section 12.3. The place of arbitration shall be New York. The language to be used in the arbitration procedures shall be English. The arbitrator(s) shall have experience in pharmaceutical licensing disputes. The arbitration proceedings, including any outcome, shall be confidential. Nothing in this Section 12.3 will preclude either Party from seeking equitable interim or provisional relief from a court of competent jurisdiction including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.
12.3.2.    With respect to any dispute or claim that is subject to this Section 12.3, such dispute or claim shall be finally resolved by arbitration pursuant to the rules of the International Chamber of Commerce, which are deemed incorporated into this Section 12.3.2. The number of arbitrators shall be three, of which each Party shall appoint one, the arbitrators so appointed will select the third and final arbitrator. The arbitrators shall be requested to render their decision within 90 days after the arbitrators declare the hearing closed, which decision shall include a written statement describing the essential findings and conclusions on which the decision is based. The decision rendered by the arbitrators shall be final, binding and non-appealable, and judgment may be entered upon it in any court of competent jurisdiction. Each Party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators.
12.4.    Force Majeure. Neither Party shall be liable to the other for any failure or delay in the fulfillment of its obligations under this Agreement (other than the payment of monies due and owing to a Party under this Agreement), when any such failure or delay is caused by fire, flood, earthquakes, explosions, sabotage, terrorism, civil commotions, riots, invasions, wars, peril of the sea or requirements of Governmental Authorities (each, a “Force Majeure Event”). In the event that either Party is prevented from discharging its obligations under this Agreement on account of a Force Majeure Event, the performing Party shall promptly notify the other Party, and such other Party shall use good faith efforts to discharge its obligations, even if in a partial or compromised manner.
12.5.    Expenses. Except as otherwise expressly provided herein or mutually agreed, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the Party incurring such costs and expenses.
12.6.    No Agency. Nothing herein contained shall be deemed to create an agency, joint venture, amalgamation, partnership or similar relationship between Exicure and Allergan, including for tax purposes. Notwithstanding any of the provisions of this Agreement, neither Party shall at any time enter into, incur, or hold itself out to Third Parties as having authority to enter into or incur, on behalf of the other Party, any commitment, expense, or liability whatsoever, and all contracts, expenses and liabilities undertaken or incurred by one Party in connection with or relating to the Development, Manufacture or Commercialization of Licensed Product shall be undertaken, incurred or paid exclusively by that Party, and not as an agent or representative of the other Party.
12.7.    No Third Party Beneficiaries. The warranties and agreements contained in this Agreement are for the sole benefit of the Parties, and in Allergan’s case, Allergan’s Affiliates, and

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

their respective successors and permitted assigns, and they shall not be construed as conferring any rights to any other Persons other than, with respect to the Parties’ obligations in Sections 11.1 and 11.2, the other Persons expressly referenced as indemnitees thereunder.
12.8.    Entire Agreement; Amendment. This Agreement (including all schedules and exhibits hereto) constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, oral or written, with respect to such matters. The Parties acknowledge that this Agreement has not been entered into wholly or partly in reliance on, nor has either party been given, any warranty, statement, promise or representation by the other or on its behalf other than as expressly set out in this Agreement. This Agreement may be amended or modified only by a writing signed by both Parties.
12.9.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid or unenforceable in any respect.
12.10.    Extension; Waiver. At any time, either Exicure or Allergan may (a) with respect to obligations owed to it or the performance of other acts for its benefit, extend the time for the performance of such obligations or such other acts to be performed hereunder by the other, (b) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the conditions to the obligations of the other contained herein. Any agreement on the part of either Party to any such extension or waiver shall be valid only if set forth in an instrument executed by such Party. No such waiver shall be operative as a waiver of any other subsequent requirement of this Agreement. The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.
12.11.    Notices. All communications required to be made under this Agreement shall be effective upon receipt, and shall be sent to the addresses set out below, or to such other addresses as may be designated by one Party to the other by notice pursuant hereto, by (a) internationally recognized overnight courier; or (b) prepaid registered or certified US mail, return receipt requested:
If to Exicure, as follows:
Exicure, Inc.
8045 Lamon Avenue, Suite 410
Skokie, IL 60077

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Attention: CFO
With a copy (which shall not constitute notice) to:
Fenwick & West LLP
801 California Street
Mountain View, CA 94041
Attention: *****
If to Allergan, as follows:
Allergan Pharmaceuticals International Limited
Clonshaugh Business & Technology Park
Dublin 17, D17 E400, Ireland.
Attention: General Manager
Secretary
with copies (which shall not constitute notice) to:
Allergan plc
5 Giralda Farms
Madison, NY 07940
Attention: General Counsel
and
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Attention: *****
12.12.    Further Assurances. Each Party shall perform all further acts and execute and deliver such further documents as may be necessary or as the other Party may reasonably require to implement or give effect to this Agreement.
12.13.    No Strict Construction. This Agreement shall be construed as if it were drafted jointly by the Parties.
12.14.    Headings. The headings herein are for convenience purposes only and shall not be used to interpret any of the provisions hereof.
12.15.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Agreement delivered by facsimile transmission or by electronic mail in “portable document format” (“.pdf”) shall be as effective as an original executed signature page.
12.16.    Non-Exclusive Remedies. The remedies set forth in this Agreement shall be in addition to, and shall not be to the exclusion of, any other remedies available to the Parties at Law, in equity or under this Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

{Signature page follows.}

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

IN WITNESS WHEREOF this Agreement has been signed by the duly authorized representatives of the Parties as of the Effective Date.

EXICURE, INC.
/s/ David A. Giljohann, Ph.D.
David A. Giljohann, Ph.D.
President and Chief Executive Officer

ALLERGAN PHARMACEUTICALS INTERNATIONAL LIMITED
/s/ Francis Bates
Francis Bates
Director

{Signature page to Collaboration, Option and License Agreement}

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT A
Targets for Collaboration Programs

Collaboration Program	Targets
1	*****
2	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT B
Development Plans *****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT C
Exicure Patents

Filing Date	Application Number	Patent Number	Country	Status	Title
*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****	*****	*****	*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Filing Date	Application Number	Patent Number	Country	Status	Title
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****
*****	*****		*****	*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT D
Knowledge Parties

For Exicure:

•	Exicure’s Chief Executive Officer or person having the equivalent position.

•	Exicure’s Chief Financial Officer or person having the equivalent position.

•	Exicure’s Chief Operating Officer or person having the equivalent position.

For Allergan:

•	Allergan’s Global Chief Compliance Officer or person having the equivalent position.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Schedule 3.10
Provisions of Northwestern Agreements

Northwestern 2011 Agreement (as modified by the Northwestern Side Agreement):

•	Section 2.6, with respect to subcontractors of Allergan and its Affiliates

•	Section 2.7, with respect to sublicenses granted by Allergan or its Affiliates

•	Section 6.1

•
Sections 8.1 through 8.3, in the case of enforcement by Allergan or its Affiliates of any of the Patent Rights (as defined in the Northwestern 2011 Agreement) in accordance with this Agreement and the Northwestern Side Agreement

Northwestern 2014 Agreement (as modified by the Northwestern Side Agreement):

•	Section 2.6, with respect to subcontractors of Allergan and its Affiliates

•	Section 2.7, with respect to sublicenses granted by Allergan or its Affiliates

•	Section 6.1

•
Sections 8.1 through 8.3, in the case of enforcement by Allergan or its Affiliates of any of the Patent Rights (as defined in the Northwestern 2014 Agreement) in accordance with this Agreement and the Northwestern Side Agreement

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Schedule 7.5.1(c)
Press Release

Exicure and Allergan Enter into Collaboration, Option and License Agreement to Discover and Develop SNA-based Treatments for Hair Loss Disorders

•	Exicure to Receive $25 Million Upfront Payment and Up to $725 Million in potential Milestones

•	Exicure to Host Conference Call Today at 8:30am ET/7:30am CT
CHICAGO, Ill. [DATE] -- Exicure, Inc., (NASDAQ:XCUR) a pioneer in gene regulatory and immunotherapeutic drugs utilizing spherical nucleic acid (SNA™) technology, today announced that Allergan’s wholly-owned subsidiary, Allergan Pharmaceuticals International Limited, and Exicure, Inc. have entered into a global collaboration agreement to discover and develop novel treatments for hair loss disorders based on Exicure’s proprietary SNA technology.
Under the terms of the agreement, Allergan will receive exclusive access and options to license SNA-based therapeutics arising from two collaboration programs related to the treatment of hair loss disorders. Exicure will receive an upfront payment of $25 million and will conduct discovery and development in two collaboration programs for hair loss disorders. In the event that Allergan exercises an option, Allergan will be responsible for clinical development and commercialization of the licensed products. Exicure will be eligible to receive development and regulatory milestones of up to $97.5 million per program and commercial milestones of up to $265 million per program. Exicure will also be eligible to receive tiered royalties on worldwide net product sales of mid-single digit to mid-teens percentages on worldwide net product sales.
“We are excited to combine our knowledge of nucleic acid therapeutics with Allergan’s deep expertise in medical aesthetics to develop and commercialize innovative treatments for hair loss disorders.” said Dr. David Giljohann, chief executive officer of Exicure. “This collaboration is an exciting opportunity to advance Exicure’s SNA technology in an important new therapeutic area.”
Additional Details about the Collaboration and Hair Loss Program
One of the most common hair loss disorders and a subject of the collaboration is androgenetic alopecia also known as pattern baldness, affecting approximately 50 million men and 30 million women in the United States.  It is estimated that over $3.5 billion a year is spent on treatments, the majority of which are ineffective.
Conference Call Today at 8:30am ET/7:30am CT
Exicure will hold a conference call at 8:30am ET to discuss the strategic collaboration announced today. A live webcast of the conference call can be accessed in the Investors section of the company’s website at www.exicuretx.com. To participate in the conference call, please dial XXX-XXX-XXXX or XXX-XXX-XXXX five minutes prior to start time. The conference ID is XXXXXX. An archived version of the webcast will be available on Exicure’s website for 30 days.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

About Allergan plc
Allergan plc (NYSE: AGN), headquartered in Dublin, Ireland, is a global pharmaceutical leader focused on developing, manufacturing and commercializing branded pharmaceutical, device, biologic, surgical and regenerative medicine products for patients around the world. Allergan markets a portfolio of leading brands and best-in-class products primarily focused on four key therapeutic areas including medical aesthetics, eye care, central nervous system and gastroenterology. As part of its approach to delivering innovation for better patient care, Allergan has built one of the broadest pharmaceutical and device research and development pipelines in the industry.
With colleagues and commercial operations located in approximately 100 countries, Allergan is committed to working with physicians, healthcare providers and patients to deliver innovative and meaningful treatments that help people around the world live longer, healthier lives every day.
For more information, visit Allergan’s website at www.Allergan.com.
About Exicure
Exicure, Inc. is a clinical-stage biotechnology company developing therapeutics for immuno-oncology, inflammatory diseases and genetic disorders based on our proprietary Spherical Nucleic Acid, or SNA technology. Exicure believes that its proprietary SNA architecture has distinct chemical and biological properties that may provide advantages over other nucleic acid therapeutics and may have therapeutic potential to target diseases not typically addressed with other nucleic acid therapeutics. Exicure's lead program is in a Phase 1b/2 trial in patients with advanced solid tumors. Exicure is based outside of Chicago, IL and in Cambridge, MA.
For more information, visit Exicure’s website at www.exicuretx.com.
Exicure Forward-Looking Statements
This press release contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning the Company, the Company’s technology, potential therapies, cash requirements and other matters. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “believe,” “intend,” “look forward,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: unexpected costs,

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

charges or expenses that reduce cash runway; that Exicure’s pre-clinical or clinical programs do not advance or result in approved products on a timely or cost effective basis or at all; the cost, timing and results of clinical trials; that many drug candidates that have completed Phase 1 trials do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; possible safety and efficacy concerns; regulatory developments; and the ability of Exicure to protect its intellectual property rights. Risks facing the Company and its programs are set forth in the Company’s filings with the SEC. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement (including without limitation its cash runway guidance) or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.
EXICURE CONTACTS:

Investors: Stern Investor Relations Kerry Conlin 212-362-1200 kerry.conlin@sternir.com
Media: MacDougall Karen Sharma 781-235-3060 ksharma@macbiocom.com

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.